                                YONGE CORPORATE CENTRE


                                     OFFICE LEASE


                                       BETWEEN


                                     YCC LIMITED
                                         AND
                            LONDON LIFE INSURANCE COMPANY


                                        -AND-


                         LOYALTY MANAGEMENT GROUP CANADA INC.

                                YONGE CORPORATE CENTRE


                                        LEASE


                                  TABLE OF CONTENTS


ARTICLE I - PREMISES - TERM AND USE. . . . . . . . . . . . . . . . . . . . . .1
             Section 1.01 Grant and Premises . . . . . . . . . . . . . . . . .1
             Section 1.02 Term . . . . . . . . . . . . . . . . . . . . . . . .1
             Section 1.03 Construction of Premises . . . . . . . . . . . . . .1
             Section 1.04 Use and Conduct of Business. . . . . . . . . . . . .2

ARTICLE II - RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
             Section 2.01 Covenant to Pay. . . . . . . . . . . . . . . . . . .2
             Section 2.02 Net Rent . . . . . . . . . . . . . . . . . . . . . .2
             Section 2.03 Payment of Operating Costs . . . . . . . . . . . . .3
             Section 2.04 Payment of Taxes . . . . . . . . . . . . . . . . . .3
             Section 2.05 Payment of Estimated Taxes and Operating Costs . . .4
             Section 2.06 Additional Rent. . . . . . . . . . . . . . . . . . .5
             Section 2.07 Rent Past Due. . . . . . . . . . . . . . . . . . . .5
             Section 2.08 Utilities. . . . . . . . . . . . . . . . . . . . . .5
             Section 2.09 Adjustment of Areas. . . . . . . . . . . . . . . . .5
             Section 2.10 Net Lease. . . . . . . . . . . . . . . . . . . . . .5
             Section 2.11 Deposit. . . . . . . . . . . . . . . . . . . . . . .6
             Section 2.12 Electronic Data Interchange. . . . . . . . . . . . .6
             Section 2.13 Additional Rent Estimate . . . . . . . . . . . . . .6

ARTICLE III - CONTROL OF DEVELOPMENT . . . . . . . . . . . . . . . . . . . . .6
             Section 3.01 Landlord's Services. . . . . . . . . . . . . . . . .6
             Section 3.02 Alterations by Landlord. . . . . . . . . . . . . . .7

ARTICLE IV - ACCESS AND ENTRY. . . . . . . . . . . . . . . . . . . . . . . . .7
             Section 4.01 Right of Examination . . . . . . . . . . . . . . . .7
             Section 4.02 Right to Show Premises . . . . . . . . . . . . . . .8
             Section 4.03 Entry not Forfeiture . . . . . . . . . . . . . . . .8

ARTICLE V - MAINTENANCE, REPAIRS AND ALTERATIONS . . . . . . . . . . . . . . .8
             Section 5.01 Maintenance By Landlord. . . . . . . . . . . . . . .8
             Section 5.02 Maintenance by Tenant; Compliance with Laws. . . . .9
             Section 5.03 Approval of Tenant's Alterations . . . . . . . . . .9
             Section 5.04 Repair Where Tenant at Fault . . . . . . . . . . . 10
             Section 5.05 Removal of Improvements and Fixtures . . . . . . . 10
             Section 5.06 Liens. . . . . . . . . . . . . . . . . . . . . . . 11
             Section 5.07 Notice by Tenant . . . . . . . . . . . . . . . . . 11

ARTICLE VI - INSURANCE AND INDEMNITY . . . . . . . . . . . . . . . . . . . . 11
             Section 6.01 Tenant's Insurance . . . . . . . . . . . . . . . . 11
             Section 6.02 Increase in Insurance Premiums . . . . . . . . . . 13
             Section 6.03 Cancellation of Insurance. . . . . . . . . . . . . 13
             Section 6.04 Loss or Damage . . . . . . . . . . . . . . . . . . 13
             Section 6.05 Landlord's Insurance . . . . . . . . . . . . . . . 13
             Section 6.06 Indemnification of the Landlord. . . . . . . . . . 14
             Section 6.07 Indemnification of the Tenant. . . . . . . . . . . 14
             Section 6.08 Release by the Landlord. . . . . . . . . . . . . . 15
             Section 6.09 Release by the Tenant. . . . . . . . . . . . . . . 15

                                      (i)


ARTICLE VII - DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . . . . . . . 15
             Section 7.01 No Abatement . . . . . . . . . . . . . . . . . . . 15
             Section 7.02 Damage to Premises . . . . . . . . . . . . . . . . 15
             Section 7.03 Right of Termination . . . . . . . . . . . . . . . 16
             Section 7.04 Destruction of Building. . . . . . . . . . . . . . 16
             Section 7.05 Architect's Certificate. . . . . . . . . . . . . . 17

ARTICLE VIII - ASSIGNMENT, SUBLETTING AND TRANSFERS. . . . . . . . . . . . . 17
             Section 8.01 Assignments, Subleases and Transfers . . . . . . . 17
             Section 8.02 Landlord's Right to Terminate. . . . . . . . . . . 18
             Section 8.03 Conditions of Transfer . . . . . . . . . . . . . . 19
             Section 8.04 Permitted Subletting . . . . . . . . . . . . . . . 20
             Section 8.05 No Advertising . . . . . . . . . . . . . . . . . . 20
             Section 8.06 Assignment By Landlord . . . . . . . . . . . . . . 20

ARTICLE IX - DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
             Section 9.01 Default and Remedies . . . . . . . . . . . . . . . 20
             Section 9.02 Distress . . . . . . . . . . . . . . . . . . . . . 21
             Section 9.03 Costs. . . . . . . . . . . . . . . . . . . . . . . 21
             Section 9.04 Allocation of Payments . . . . . . . . . . . . . . 22
             Section 9.05 Survival of Obligations. . . . . . . . . . . . . . 22

ARTICLE X - STATUS STATEMENT, ATTORNMENT AND SUBORDINATION . . . . . . . . . 22
             Section 10.01 Status Statement. . . . . . . . . . . . . . . . . 22
             Section 10.02 Subordination . . . . . . . . . . . . . . . . . . 22
             Section 10.03 Attornment. . . . . . . . . . . . . . . . . . . . 22

ARTICLE XI - GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . 23
             Section 11.01 Rules and Regulations . . . . . . . . . . . . . . 23
             Section 11.02 Delay . . . . . . . . . . . . . . . . . . . . . . 23
             Section 11.03 Overholding . . . . . . . . . . . . . . . . . . . 23
             Section 11.04 Waiver. . . . . . . . . . . . . . . . . . . . . . 23
             Section 11.05 Registration. . . . . . . . . . . . . . . . . . . 23
             Section 11.06 Notices . . . . . . . . . . . . . . . . . . . . . 24
             Section 11.07 Successors. . . . . . . . . . . . . . . . . . . . 24
             Section 11.08 Joint and Several Liability . . . . . . . . . . . 24
             Section 11.09 Captions and Section Numbers. . . . . . . . . . . 24
             Section 11.10 Extended Meanings . . . . . . . . . . . . . . . . 24
             Section 11.11 Partial Invalidity. . . . . . . . . . . . . . . . 24
             Section 11.12 Entire Agreement. . . . . . . . . . . . . . . . . 25
             Section 11.13 Governing Law . . . . . . . . . . . . . . . . . . 25
             Section 11.14 Time of the Essence . . . . . . . . . . . . . . . 25
             Section 11.15 Quiet Enjoyment . . . . . . . . . . . . . . . . . 25

ARTICLE XII- SPECIAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . 25
             Section 12.01 Leasehold Improvement Allowance . . . . . . . . . 25
             Section 12.02 Landlord's Work . . . . . . . . . . . . . . . . . 27
             Section 12.03 Tenant's Work . . . . . . . . . . . . . . . . . . 28
             Section 12.04 Early Access and Occupancy. . . . . . . . . . . . 28
             Section 12.05 Termination Right . . . . . . . . . . . . . . . . 29
             Section 12.06 Renewal Options . . . . . . . . . . . . . . . . . 30
             Section 12.07 First Refusal Right . . . . . . . . . . . . . . . 31
             Section 12.08 Signage . . . . . . . . . . . . . . . . . . . . . 32
             Section 12.09 Parking . . . . . . . . . . . . . . . . . . . . . 33
             Section 12.10 Irrevocable Letter of Credit. . . . . . . . . . . 34

                                      (ii)


SCHEDULE "A" - LEGAL DESCRIPTION OF LANDS. . . . . . . . . . . . . . . . . . 35

SCHEDULE "A-1" - LEGAL DESCRIPTION OF LANDS. . . . . . . . . . . . . . . . . 37

SCHEDULE "B" - FLOOR PLAN OF THE PREMISES. . . . . . . . . . . . . . . . . . 39

SCHEDULE "C" - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 40

SCHEDULE "D" - RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . . . 48

SCHEDULE "E" - TEXT OF IRREVOCABLE LETTER OF CREDIT. . . . . . . . . . . . . 52


                                     (iii)

THIS LEASE IS DATED THE 28TH DAY OF MAY, 1997


BETWEEN:


                                     YCC LIMITED
                                         AND
                            LONDON LIFE INSURANCE COMPANY
                            (collectively the "Landlord")

                                        -and-

                       xxxLOYALTY MANAGEMENT GROUP CANADA INC.
                                    (the "Tenant")


                         ARTICLE I - PREMISES - TERM AND USE

SECTION 1.01 GRANT AND PREMISES

In consideration of the performance by the Tenant of its obligations under this Lease, the Landlord leases the Premises to the Tenant for the Term. The Premises are located on the xxxxx xxxxxx 2ND AND 3RD FLOORS of the Building and are shown outlined in red on the floor plan attached as xxxx xxx xxxx SCHEDULES "B-1" AND "B-2". THE Rentable Area of the Premises is approximately xxxxx xxxxx xxxx xxx xxx xxxx xx xxx xx xxxx xxxxxx xxxxxx 73,534 SQUARE FEET.

FROM AND AFTER SEPTEMBER 1, 1998, THE LANDLORD SHALL LEASE TO THE TENANT ADDITIONAL OFFICE SPACE ("FIRST ADDITIONAL PREMISES") CONTAINING APPROXIMATELY 18,000 SQUARE FEET OF RENTABLE AREA ON THE 4TH FLOOR OF THE BUILDING AS SHOWN OUTLINED IN RED ON THE FLOOR PLAN ATTACHED HERETO AS SCHEDULE "B-3" FOR AN AGGREGATE RENTABLE AREA OF APPROXIMATELY 91,534 SQUARE FEET FOR THE BALANCE OF THE TERM SUCH THAT THE TERM IN RESPECT OF THE FIRST ADDITIONAL PREMISES SHALL BE CO-TERMINUS WITH THE TERM AND THE PREMISES SHALL FROM AND AFTER SUCH DATE BE DEEMED TO INCLUDE THE FIRST ADDITIONAL PREMISES. SUBJECT THE PROVISIONS OF THE LEASE, THE LANDLORD AGREES TO PROVIDE VACANT POSSESSION OF THE FIRST ADDITIONAL PREMISES ON SEPTEMBER 1, 1998.

SECTION 1.02 TERM

The Term of this Lease is TEN (10) years NIL months, and NIL days from and including the 1ST day of SEPTEMBER, 1997 to and including the 31ST DAY OF AUGUST, 2007 (BUT SUBJECT TO SECTION 12.04).

SECTION 1.03 CONSTRUCTION OF PREMISES

The Tenant shall abide by the provisions of this Lease and the tenant leasehold improvement manual supplied by the Landlord for any construction it proposes to do prior to or upon occupancy of the Premises, and any Alterations to the Premises after it takes occupancy (PROVIDED THAT SUCH LEASEHOLD IMPROVEMENT MANUAL SHALL NOT BE INCONSISTENT WITH THE TERMS OF THIS LEASE). The Tenant agrees to accept the Premises in their current "as is" condition, subject to any Landlord's work expressly set out in this Lease. THE LEASEHOLD IMPROVEMENT MANUAL WILL BE AMENDED TO DELETE FOR THE TENANT'S INITIAL WORK ONLY WITH RESPECT TO THE PREMISES, THE FIRST ADDITIONAL PREMISES AND, IF APPLICABLE, THE SPECIAL REFUSAL SPACE ALL LANDLORD'S CONSULTANT FEES, RESTRICTIONS ON WORKING HOURS (SUBJECT TO LANDLORD'S REASONABLE SECURITY REQUIREMENTS) COSTS OF LOADING DOCK FACILITIES AND FREIGHT ELEVATOR, COSTS OF EXTRA CLEANING, COSTS OF HOISTING AND LANDLORD'S SUPERVISION FEES. IN THE EVENT THE TENANT DOES NOT RETAIN THE LANDLORD'S BASE

BUILDING ELECTRICAL ENGINEER, THEN WITH RESPECT TO THE APPROVAL BY THE LANDLORD'S ELECTRICAL ENGINEER OF THE TENANT'S INITIAL WORK WITH RESPECT TO THE PREMISES, THE FIRST ADDITIONAL PREMISES AND, IF APPLICABLE, THE SPECIAL REFUSAL SPACE PURSUANT TO SECTION 12.03, THE TENANT SHALL PAY THE LANDLORD'S CURRENT SUPERVISION FEE OF ONE THOUSAND, FIVE HUNDRED ($1,500.00) DOLLARS PLUS ALL APPLICABLE TAXES FOR REVIEW OF THE TENANT'S PLANS AND THE MAXIMUM OF TWO SITE VISITS. FOR ANY ADDITIONAL REVIEWS OR SITE VISITS, THE TENANT SHALL PLAY THE LANDLORD'S CURRENT RATE OF SIXTY-FIVE ($65.00) DOLLARS. AFTER COMPLETION OF THE TENANT'S INITIAL WORK WITH RESPECT TO THE PREMISES, THE FIRST ADDITIONAL PREMISES AND, IF APPLICABLE, THE SPECIAL REFUSAL SPACE, THE TENANT SHALL PAY THE LANDLORD'S NORMAL FEES IN CONNECTION WITH ANY ALTERATIONS.

SECTION 1.04 USE AND CONDUCT OF BUSINESS

The Premises shall be used only as xxxxxxxxxx xxxxxxxGENERAL BUSINESS OFFICES AND THE BUSINESS OF AN OUT-BOUND AND IN-BOUND CALL CENTRE, INCLUDING THE PROVISION OF EXISTING TRAVEL SERVICES AS PREVIOUSLY DISCLOSED TO THE LANDLORD BY THE TENANT and for no other purpose. The Tenant shall conduct its business in the Premises in a reputable and first class manner. THE LANDLORD ACKNOWLEDGES THAT THE TENANT MAY USE THE PREMISES DURING THE TENANT'S BUSINESS HOURS AND OUTSIDE NORMAL BUSINESS HOURS SUBJECT TO THE LANDLORD'S REASONABLE SECURITY REQUIREMENTS AND PRECAUTIONS FROM TIME TO TIME.

                                  ARTICLE II - RENT

SECTION 2.01 COVENANT TO PAY

xxxxx Except as otherwise expressly provided in this Lease, the Tenant shall pay Rent from the Commencement Date without prior demand and without any deduction, abatement, setoff or compensation. If the Commencement Date is not on the first day of a calendar month, or the period of time from the Commencement Date to the end of the first Fiscal Year during the Term is less than 12 calendar months, or the period of time from the last Fiscal Year end during the Term to the end of the Term is less than 12 calendar months, then Rent for such month and such periods shall be pro-rated on a per diem basis, based upon a period of 365 days.

xxxx xxx xxxxxx xxxx xxxxxxx xx xxx xxxxxxxx xx xxxx xxxxxx xxxx xxx xx xxx xxxxxx xxxxxx xx xxxxxxx xxx xxx xxxx xxxxxx xxxxx xxx xxx xxxxx xx xxx xxxxxxx xxxxxxxx xx xxx xxxx xxx xxx xxxxxxxxxx xxxx xx xx xxx xxxxxxxx xx xxxxxxxx

SECTION 2.02 NET RENT

The Tenant shall pay Net Rent AS FOLLOWS:

(a)  FROM SEPTEMBER 1, 1997 TO AUGUST 31, 1998, (BEING THE FIRST YEAR OF THE
     TERM) BOTH INCLUSIVE, THE SUM OF SEVEN HUNDRED AND FIFTY-SEVEN THOUSAND, FOUR HUNDRED DOLLARS AND TWENTY CENTS ($757,400.20) per annum payable in equal monthly instalments of SIXTY THREE THOUSAND, ONE HUNDRED AND SIXTEEN DOLLARS AND SIXTY EIGHT CENTS ($63,116.68) each in advance on the first day of each calendar month DURING SUCH PERIOD OF THE TERM.

(b) FROM SEPTEMBER 1, 1998 TO AUGUST 31, 2002, (BEING THE NEXT FOUR YEARS OF THE TERM) BOTH INCLUSIVE, THE SUM OF NINE HUNDRED AND SEVENTY-SEVEN THOUSAND, NINE HUNDRED DOLLARS AND TWENTY CENTS ($977,900.20) PAYABLE IN EQUAL MONTHLY INSTALMENTS OF EIGHTY ONE THOUSAND, FOUR HUNDRED AND NINETY ONE DOLLARS AND SIXTY EIGHT CENTS ($81,491.68) EACH IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH DURING SUCH PERIOD OF THE TERM.

(c) FROM SEPTEMBER 1, 2002 TO AUGUST 31, 2007, (BEING THE LAST FIVE YEARS OF THE TERM) BOTH

     INCLUSIVE, THE SUM OF ONE MILLION, ONE HUNDRED AND SEVEN THOUSAND, FOUR HUNDRED AND EIGHT DOLLARS ($1,107,408.00) PER ANNUM PAYABLE IN EQUAL MONTHLY INSTALMENTS OF NINETY TWO THOUSAND, TWO HUNDRED AND EIGHTY FOUR DOLLARS ($92,284.00) EACH IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH DURING SUCH PERIOD of the Term.

The Net Rent FOR THE PERIOD OF THE TERM SET OUT IN SUBSECTION 2.02(a) is based on an annual rate of TEN DOLLARS AND THIRTY CENTS ($10.30) per square foot of Rentable Area of the Premises. THE NET RENT FOR THE PERIOD OF THE TERM SET OUT IN SUBSECTION 2.02(b) IS BASED ON AN ANNUAL RATE OF TEN DOLLARS AND THIRTY CENTS ($10.30) PER SQUARE FOOT OF THE RENTABLE AREA OF THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) AND TWELVE DOLLARS AND TWENTY-FIVE CENTS ($12.25) PER SQUARE FOOT OF THE RENTABLE AREA OF THE FIRST ADDITIONAL PREMISES. THE NET RENT FOR THE PERIOD OF THE TERM SET OUT IN SUBSECTION 2.02(c) IS BASED ON AN ANNUAL RATE OF TWELVE DOLLARS ($12.00) PER SQUARE FOOT OF THE RENTABLE AREA OF THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) AND TWELVE DOLLARS AND FIFTY CENTS ($12.50) PER SQUARE FOOT OF THE RENTABLE AREA OF THE FIRST ADDITIONAL PREMISES. As soon as reasonably possible after completion of construction of the Premises, the xxxxxxxxxx ARCHITECT shall measure the Net Rentable Area of the Premises and shall xxxxxxxxxxx CERTIFY TO THE TENANT the Rentable Area of the Premises and Rent shall be adjusted accordingly.

SECTION 2.03 PAYMENT OF OPERATING COSTS

The Tenant shall pay to the Landlord the Tenant's Proportionate Share of Operating Costs.

SECTION 2.04 PAYMENT OF TAXES

(a) The Tenant shall pay when due all Business Tax. If the Tenant's Business Tax is payable by the Landlord to the relevant taxing authority, the Tenant shall pay the amount thereof to the Landlord or as it directs. If no separate tax bills for Business Tax are issued with respect to the Tenant or the Premises, the Landlord may allocate Business Tax charged, assessed or levied against the Development or the Lands to the Tenant on the basis of the Tenant's Proportionate Share.

(b) The Landlord shall allocate Taxes between the Total Rentable Area of the Development and other components of the Development on such basis as the Landlord, acting equitably, determines from time to time.

(c) The Tenant shall promptly pay to the Landlord or the relevant taxing authority, as the Landlord may direct, not later than the due date thereof, its Proportionate Share of the Taxes allocated to the Total Rentable Area of the Building by the Landlord.

(d) If the Landlord obtains a written statement OR SEPARATE ASSESSMENT from the assessment or taxing authorities indicating that as a result of any construction or installation of improvements in the Premises, or any act or election of the Tenant, the Taxes payable by the Tenant under subsection 2.05(a) do not accurately reflect the Tenant's proper share of Taxes, the Landlord may require the Tenant to pay such greater or lesser amount as is determined by the Landlord, acting reasonably. THE LANDLORD SHALL APPLY THIS PRINCIPLE TO ALL OTHER TENANTS ONLY FOR THE PURPOSE OF DETERMINING THE TENANT'S SHARE OF TAXES IF THE TENANT'S SHARE OF TAXES IS NOT BASED UPON SEPARATE ASSESSMENTS.

(e) The Landlord may: contest any Taxes and appeal any assessments with respect thereto; withdraw any such contest or appeal; and agree with the taxing authorities on any settlement or compromise with respect to Taxes. The Tenant will co-operate with the Landlord in respect of any such contest or appeal and will provide the Landlord with all relevant information, documents and consents required by the Landlord in connection with any such contest or appeal. The Tenant will not contest any Taxes or appeal any assessments related thereto without the Landlord's prior written consent NOT TO BE UNREASONABLY WITHHELD.

(f) The Tenant shall promptly deliver to the Landlord on request, copies of assessment notices, tax bills and other documents received by the Tenant relating to Taxes and Business Tax and receipts for payment of Taxes and Business Tax payable by the Tenant.

(g) Tenant shall on demand, pay to the Landlord or to the appropriate taxing authority if required by the Landlord, all goods and services taxes, sales taxes, value added taxes, business transfer taxes, or any other taxes imposed on the Landlord with respect to Rent or in respect of the rental of space under this LEASE, whether characterized as a goods and services tax, sales tax, value added tax, business transfer tax or otherwise. The Landlord shall have the same remedies and rights with respect to the payment or recovery of such taxes as it has for the payment or recovery of Rent under this xxxxxxxx LEASE.

(h) THE LANDLORD ACKNOWLEDGES THAT TO THE BEST OF ITS KNOWLEDGE THAT AS OF MARCH 24, 1997 THERE ARE NO LEVIES, ASSESSMENTS, TAXES OR CHARGES ATTRIBUTABLE TO A LOCAL IMPROVEMENT AND THAT ARE IN DISPUTE. THE LANDLORD FURTHER ACKNOWLEDGES AND CONFIRMS THAT THE RATE PER SQUARE FOOT WITH RESPECT TO CAPITAL TAX REQUIRED TO BE PAID BY THE TENANT PURSUANT TO THIS LEASE, SHALL, THROUGHOUT THE TERM, NOT BE GREATER THAN THE RATE PER SQUARE FOOT FOR CAPITAL TAX REQUIRED TO BE PAID BY ANY OTHER TENANTS IN THE BUILDING.

(i) SUBJECT TO THE LANDLORD'S STATUTORY AND OTHER LEGAL RIGHTS, THE LANDLORD SHALL PAY TAXES WHEN DUE.

SECTION 2.05 PAYMENT OF ESTIMATED TAXES AND OPERATING COSTS

(a) The amount of Taxes and Operating Costs may be estimated by the Landlord for such period as the Landlord determines from time to time NOT EXCEEDING TWELVE MONTHS (UNLESS THE LANDLORD IS CHANGING ITS FISCAL YEAR), and the Tenant agrees to pay to the Landlord the amounts so estimated in equal instalments, in advance, on the first day of each month during such period. Notwithstanding the foregoing, when bills for all or any portion of the amounts so estimated are received, the Landlord may bill the Tenant for the Tenant's Proportionate Share thereof (or the amount determined under Section 2.04(d)) after crediting against such amounts any monthly payments of estimated Taxes and Operating Costs previously made by the Tenant and the Tenant shall pay the Landlord the amounts so billed.

(b) Within xxxxxxxxxxxx xxxxx ONE HUNDRED AND TWENTY (120) DAYS after the end of the period for which such estimated payments have been made, the Landlord shall submit to the Tenant a REASONABLY DETAILED STATEMENT (TO ENABLE REASONABLE VERIFICATION BY THE TENANT AS TO ITS ACCURACY) showing the calculation of the Tenant's Proportionate Share of Taxes and Operating Costs together with a report from the Landlord's auditor as to the total amount of Operating Costs. SUCH STATEMENT SHALL BE DEEMED CERTIFIED CORRECT BY THE LANDLORD AND CONTAIN REASONABLE DETAILS OF OPERATING COSTS. If:

     (i) the amount the Tenant has paid is less than the amounts due, the Tenant shall pay such deficiency to the Landlord; or

     (ii) the amount paid by the Tenant is greater than the amounts due, the Landlord shall pay such excess to the Tenant.

     The obligations contained in this subsection shall survive the expiration or earlier termination of the Term. Failure of the Landlord to render any statement of Taxes or Operating Costs shall not prejudice the Landlord's right to render such statement thereafter or with respect to any other period. The rendering of any such statement shall also not affect the Landlord's right to subsequently render an amended or corrected statement WITHIN THE LESSER OF TWO (2) YEARS AFTER THE END OF EACH FISCAL YEAR OR THE SALE OF THE DEVELOPMENT BY THE LANDLORD.

SECTION 2.06 ADDITIONAL RENT

Except as otherwise provided in this Lease, all Additional Rent shall be payable by the Tenant to the Landlord within 5 business days after demand.

SECTION 2.07 RENT PAST DUE

All Rent past due shall bear interest from the date on which the same became due until the date of payment at xxxx 2% per annum in excess of the prime interest rate for Canadian Dollar demand loans announced from time to time by any Canadian chartered bank designated by the Landlord.

SECTION 2.08 UTILITIES

(a) The Tenant shall pay to the Landlord, or as the Landlord directs, all gas, electricity, water, steam and other utility charges applicable to the Premises (EXCLUDING CHARGES FOR HVAC DURING NORMAL BUSINESS HOURS WHICH ARE INCLUDED IN OPERATING COSTS) on the basis of the Rentable Area of the Premises. Charges for utilities shall be payable in advance on the first day of each month at a basic rate determined by the Landlord's engineers. xxxxx UNLESS SEPARATELY METERED, THE Landlord shall be entitled to allocate to the Premises an additional charge, as determined by the Landlord's engineer, for any supply of utilities to the Premises in excess of those covered by such basic charge DURING NORMAL BUSINESS HOURS. If any utility rates or related taxes or charges are increased or decreased during the Term, such charges shall be equitably adjusted and the decision of the Landlord, acting reasonably, shall be final and binding with respect to any such adjustment. THE LANDLORD AGREES THAT DIRECT CHARGES TO OTHER TENANTS FOR UTILITIES, IF NOT SEPARATELY METERED, WILL BE FAIR AND EQUITABLE HAVING REGARD TO EACH TENANT'S USAGE.

(b) The Landlord shall have the exclusive right AND OBLIGATION to replace STANDARD bulbs, tubes and ballasts in the lighting system in the Premises, on either an individual or a group basis. The Tenant shall pay the REASONABLE cost of such replacement on the first day of each month or at the option of the Landlord upon demand. AS OF THE DATE OF THIS LEASE, THE COST OF A STANDARD LIGHT BULB OR FLUORESCENT TUBE IS $2.04 PER BULB OR TUBE (PLUS APPLICABLE TAXES).

(c) THE LANDLORD AND TENANT SHALL SHARE EQUALLYxxxx xxx xxxxxx xxxxx xxxx the cost of installing and maintaining any meters xxxxxxxxxx AND TIMERS USED IN CONNECTION WITH SUCH METERS INSTALLED FROM AND AFTER THE DATE OF THE LEASE at the request of the Landlord or the Tenant to measure the usage of utilities in the Premises.

SECTION 2.09 ADJUSTMENT OF AREAS

The Landlord may from time to time re-measure the Net Rentable Area of the Premises or re-calculate the Rentable Area of the Premises and may re-adjust the Net Rent and/or the Tenant's Proportionate Share of Additional Rent accordingly. The effective date of any such re-adjustment shall: (a) in the case of an adjustment to the Rentable Area resulting from a change in the aggregate Net Rentable Area of all office premises on the floor on which the Premises are situated, be the date on which such change occurred; and (b) in the case of a correction to any measurement or calculation error, be the date as of which such error was introduced in the calculation of Rent.

SECTION 2.10 NET LEASE

This Lease is a completely net lease to the Landlord, except as expressly herein set out. The Landlord is not responsible for any expenses or outlays of any nature arising from or relating to the Premises, or the use or occupancy thereof, or the contents thereof or the business carried on therein EXCEPT AS EXPRESSLY SET OUT HEREIN. The Tenant shall pay all charges, impositions and outlays of every nature and kind relating to the Premises except as expressly herein set out.

SECTION 2.11 DEPOSIT

The Landlord hereby acknowledges receipt of the Tenant's deposit cheque in the sum of xxxFORTY SEVEN THOUSAND, FOUR HUNDRED AND SEVENTY-SIX DOLLARS AND TWENTY-NINE CENTS ($47,476.29) which will be applied without interest against the first Rent due under this Lease.

SECTION 2.12 ELECTRONIC DATA INTERCHANGE

At the Landlord's request AND UPON THE MUTUAL AGREEMENT OF THE LANDLORD AND TENANT, BOTH ACTING REASONABLY, the Tenant will participate in an electronic data interchange ("EDI") system or similar system whereby the Tenant will authorize its bank, trust company, credit union or other financial institution to credit the Landlord's bank account each month in an amount equal to the Net Rent and Additional Rent payable on a monthly basis pursuant to the provisions of this Lease.

SECTION 2.13 ADDITIONAL RENT ESTIMATE

THE LANDLORD ESTIMATES ADDITIONAL RENT FOR THE LANDLORD'S FISCAL YEAR COMMENCING NOVEMBER 1, 1996 AND ENDING OCTOBER 31, 1997 TO BE $6.34 PER SQUARE FOOT OF RENTABLE AREA FOR OPERATING COSTS AND $0.86 PER SQUARE FOOT OF RENTABLE AREA FOR TENANT HYDRO-ELECTRIC CHARGES. THE LANDLORD'S ESTIMATE FOR TAXES FOR THE CALENDAR YEAR 1997 IS $6.74 PER SQUARE FOOT OF RENTABLE AREA. THE TENANT ACKNOWLEDGES THAT THE FOREGOING AMOUNTS ARE ESTIMATES ONLY AND ARE ONLY PROVIDED FOR BUDGETARY PURPOSES.

                         ARTICLE III - CONTROL OF DEVELOPMENT

SECTION 3.01 LANDLORD'S SERVICES

(a) The Landlord shall provide climate control to the Premises during Normal Business Hours to maintain a temperature adequate for normal occupancy, except during the making of repairs, alterations or improvementsxxx provided that the Landlord shall have no liability for failure to supply climate control service when stopped as aforesaid or when prevented from doing so by repairs, or causes beyond the Landlord's reasonable control. Any rebalancing of the climate control system (OTHER THAN INITIAL REBALANCING PRIOR TO THE COMMENCEMENT DATE AS PART OF LANDLORD'S WORK SET OUT IN SECTION 12.02) in the Premises necessitated by the installation of partitions, equipment or fixtures by the Tenant or by any use of the Premises not in accordance with the design standards of such system will be performed by the Landlord at the Tenant's expense. IN THE EVENT THE TENANT REQUIRES CLIMATE CONTROL OUTSIDE OF NORMAL BUSINESS HOURS, THE LANDLORD SHALL, ON REQUEST BY THE TENANT, MAKE SUCH CLIMATE CONTROL AVAILABLE AT A COST DURING THE WHOLE OF THE TERM, OF FORTY DOLLARS ($40.00) PER HOUR PLUS APPLICABLE TAXES.

(b) Subject to the Rules and Regulations, the Landlord shall provide elevator service in the Building during Normal Business Hours for use by the Tenant in common with others, except when prevented by repairs. The Landlord will operate at least one passenger elevator in the Building for use by tenants at all times OR SUCH ADDITIONAL ELEVATORS AS MAY BE REASONABLY REQUIRED. SUBJECT TO THE RULES AND REGULATIONS, THE LANDLORD SHALL PERMIT THE TENANT ACCESS AT ALL TIMES TO THE PREMISES BY WAY OF THE MAIN ENTRANCE OR ENTRANCES OF THE BUILDING AND TO USE AVAILABLE ELEVATORS, STAIRWAYS AND PASSAGES AT ALL TIMES SUBJECT TO EMERGENCY REPAIR AND THE LANDLORD'S SECURITY REQUIREMENTS FROM TIME TO TIME.

(c) The Landlord will provide cleaning services in the Building consistent with the standards of a first class office building.

(d) Subject to Section 2.08, the Landlord shall make available to the Premises electricity for normal lighting and miscellaneous power requirements and, in normal quantities gas, water, and other public utilities generally made available to other leasable premises in the Building by the Landlord.

(e) THE LANDLORD REPRESENTS THAT AS OF THE DATE OF THIS LEASE THERE ARE NO POLYCHLORINATED BIPHENYLS STORED IN THE BUILDING EXCEPT IN ACCORDANCE WITH ALL APPLICABLE ENVIRONMENTAL PROTECTION LEGISLATION. THE LANDLORD SHALL COMPLY WITH THE PROVISIONS OF ANY FEDERAL, PROVINCIAL, REGIONAL OR MUNICIPAL LAWS APPLICABLE TO THE DEVELOPMENT WITH RESPECT TO MAINTAINING A CLEAN ENVIRONMENT SUBJECT TO THE LANDLORD'S RIGHTS TO APPEAL UNDER ANY SUCH LAWS.

(f) THE LANDLORD AGREES TO USE REASONABLE COMMERCIAL EFFORTS TO MINIMIZE OPERATING COSTS HAVING REGARD TO THE LANDLORD'S OBLIGATIONS PURSUANT TO THIS LEASE AND TO OTHER TENANTS IN THE DEVELOPMENT AND THE FIRST CLASS NATURE OF THE DEVELOPMENT.

SECTION 3.02 ALTERATIONS BY LANDLORD

The Landlord may:

(a) alter, add to, subtract from, construct improvements to, rearrange, and build additional buildings in the Development;

(b)  construct additional facilities adjoining or near the Development;

(c)  build additional storeys on the Building;

(d) relocate the facilities and improvements comprising the Developmentxxxx xxxxxx xx xxxxx xxx xx xxxxx xx xxx xxxxxx xxxxxxxx EXCLUDING ANY PORTION OF THE PREMISES:

(e) do such things on, or in the Development as are required to comply with any laws, by-laws, regulations, orders or directives affecting the Development; and

(f) do such other things on or in the Development as the Landlord, in the use of good business judgment AND HAVING REGARD TO THE FIRST CLASS STANDARD OF THE DEVELOPMENT determines to be advisable;

provided that notwithstanding anything contained in this Section, access to the Premises shall at all times be available from the elevator lobbies of the Building.

The Landlord shall not be in breach of its covenant for quiet enjoyment or liable for any loss, costs or damages, whether direct or indirect, incurred by the Tenant due to THE LANDLORD EXERCISING ITS RIGHTS IN ACCORDANCE WITH any of the foregoing.

                            ARTICLE IV - ACCESS AND ENTRY

SECTION 4.01 RIGHT OF EXAMINATION

The Landlord shall be entitled at all reasonable times (and at any time in case of emergency) AND ON REASONABLE PRIOR NOTICE (EXCEPT IN CASE OF EMERGENCY) to enter the Premises to examine them; to make such repairs, alterations or improvements in the Premises as the Landlord considers REASONABLY necessary xxx xxx; to have access to underfloor ducts and access panels to mechanical shafts; to check, calibrate, adjust and balance controls and other parts of the heating systems; and for any other purpose necessary to enable the Landlord to perform its obligations or exercise its rights under this Lease. The Tenant shall not obstruct any pipes, conduits or mechanical or electrical equipment so as to prevent reasonable access thereto. The Landlord shall exercise its rights under this Section, to the extent possible in the circumstances, in such manner so as to minimize interference with the Tenant's use and enjoyment of the Premises.

SECTION 4.02 RIGHT TO SHOW PREMISES

The Landlord and its agents shall have the right ON REASONABLE PRIOR NOTICE to enter the Premises at all reasonable times during Normal Business Hours to show them to prospective purchasers, or Mortgagees or prospective Mortgagees, and, during the last six months of the Term (or the last six months of any renewal term if this Lease is renewed), to prospective tenants.

SECTION 4.03 ENTRY NOT FORFEITURE

No entry into the Premises or anything done therein by the Landlord pursuant to a right granted by this Lease shall constitute a breach of any covenant for quiet enjoyment, or (except where expressed by the Landlord in writing) shall constitute a re-entry or forfeiture, or an actual or constructive eviction. The Tenant shall have no claim for injury, damages or loss suffered as a result of any such entry or thing, except in the case of ILLEGAL OR willful misconduct by the Landlord in the course of such entry, but the Landlord shall in no event be responsible for the acts or negligence of any Persons providing cleaning REPAIR OR MAINTENANCE services in the Building. LANDLORD SHALL USE COMMERCIALLY REASONABLE EFFORTS TO ENSURE THAT ALL PERSONS PROVIDING SUCH SERVICES AND ALL OF ITS EMPLOYEES ARE BONDED OR OTHERWISE INSURED BY WAY OF COMPARABLE COVERAGE.

                   ARTICLE V - MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 5.01 MAINTENANCE BY LANDLORD

(a) The Landlord covenants to keep the following in good repair, ORDER AND CONDITION as a prudent owner IN ACCORDANCE WITH FIRST CLASS OFFICE BUILDING
     STANDARDS:

     (i) the structure of the xxxxxxxxxx DEVELOPMENT including exterior walls, WINDOWS and roofs;

     (ii)   the mechanical, electrical and other base building systems xxx and
            WASHROOMS: AND

     (iii) the entrance, lobbies, plazas, stairways, corridors, parking areas and other facilities from time to time provided for use in common by the Tenant and other tenants of the xxxxxxxxxx DEVELOPMENT.

     If such maintenance or repairs are required by law due to the business carried on by the Tenant (OTHER THAN THE USES PERMITTED UNDER SECTION 1.04), then the full cost of such maintenance and repairs plus a sum equal to xxxxx 10% of such cost representing the Landlord's overhead, shall be paid by the Tenant to the Landlord.

(b) The Landlord shall not be responsible for any damages caused to the Tenant by reason of failure of any equipment or facilities serving the Development or delays in the performance of any work for which the Landlord is responsible under this Lease SAVE AND EXCEPT ONLY THE NEGLIGENCE OF THE LANDLORD. The Landlord shall have the right to stop, interrupt or reduce any services, systems or utilities provided to, or serving the Development or Premises to perform repairs, alterations or maintenance or to comply with laws or regulations, or binding requirements of its insurers, or for causes beyond the Landlord's reasonable control or as a result of the Landlord exercising its rights under Section 3.02. The Landlord shall not be in breach of its covenant for quiet enjoyment or liable for any loss, cost or damages, whether direct or indirect, incurred by the Tenant due to any of the foregoing, but the Landlord shall make reasonable BEST efforts to restore the services, utilities or systems so stopped, interrupted or reduced AS EXPEDITIOUSLY AS POSSIBLE.

(c) If the Tenant fails to carry out any maintenance, repairs or work required to be carried out by it under this Lease to the reasonable satisfaction of the Landlord AND SUCH IS AN EVENT OF DEFAULT, the Landlord may at its option carry out such maintenance or repairs without any liability for any resulting damage to the Tenant's property or business. The cost of such work, plus a sum equal to xxxxx 10% of such cost representing the Landlord's overhead, shall be paid by the Tenant to the Landlord.

SECTION 5.02 MAINTENANCE BY TENANT; COMPLIANCE WITH LAWS

(a) The Tenant shall at its sole cost repair and maintain the Premises exclusive of base building mechanical and electrical systems, all to a standard consistent with a first class office building, with the exception only of those repairs which are the obligation of the Landlord under this Leasexxx AND subject to Article VII. The Landlord may ON REASONABLE PRIOR NOTICE (EXCEPT IN CASE OF AN EMERGENCY) enter the Premises at all reasonable times to view their condition and the Tenant shall maintain and keep the Premises in good and substantial repair according to notice in writing. At the expiration or earlier termination of the Term, the Tenant shall surrender the Premises to the Landlord in as good condition and repair as the Tenant is required to maintain the Premises throughout the Term SUBJECT TO ARTICLE VII.

(b) The Tenant shall, at its own expense, promptly comply with all laws, by-laws, government orders and with all reasonable requirements or directives of the Landlord's insurers affecting the Premises or their use, repair or alteration UNLESS SUCH ARE THE LANDLORD'S RESPONSIBILITY UNDER THIS LEASE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE TENANT SHALL COMPLY WITH THE PROVISIONS OF ANY FEDERAL, PROVINCIAL, REGIONAL OR MUNICIPAL LAWS APPLICABLE TO THE TENANT AND THE PREMISES WITH RESPECT TO MAINTAINING A CLEAN ENVIRONMENT (SUBJECT TO THE TENANT'S RIGHTS TO APPEAL UNDER ANY SUCH LAWS). ON TERMINATION OF THE LEASE, THE TENANT SHALL LEAVE THE PREMISES IN A CLEAN AND TIDY CONDITION FREE OF ANY ENVIRONMENTAL CONTAMINATION THAT DID NOT EXIST AS AT THE BEGINNING OF THE FIXTURING PERIOD AND THAT RESULTED FROM THE TENANT'S OCCUPATION OR USE OF THE PREMISES.

SECTION 5.03 APPROVAL OF TENANT'S ALTERATIONS

(a) No Alterations shall be made to the Premises without the Landlord's written approval. The Tenant shall submit to the Landlord details of the proposed work including drawings and specifications prepared by qualified architects or engineers conforming to good engineering practice. THE LANDLORD SHALL RESPOND TO THE TENANT'S REQUEST FOR APPROVAL WITHIN SEVEN (7) DAYS FOLLOWING RECEIPT OF ALL REQUIRED DRAWINGS, SPECIFICATIONS AND OTHER DETAILS. All such Alterations shall be performed:

     (i)    at the sole cost of the Tenant;

     (ii) by contractors and workmen approved by the Landlord IN WRITING, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD OR DELAYED;

     (iii)  in a good and workmanlike manner;

     (iv) in accordance with drawings and specifications approved by the Landlord, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD OR DELAYED;

     (v)    in accordance with all applicable legal and insurance requirements;

     (vi) subject to the reasonable regulations, supervision, control and inspection of the Landlord; and

     (vii) IF THE LANDLORD, ACTING REASONABLY, DETERMINES THAT THE TENANT'S FINANCIAL ABILITY TO PERFORM OR PAY FOR SUCH ALTERATIONS IS NOT SATISFACTORY, subject to such indemnification against liens and expenses as the Landlord reasonably requires.

     The Landlord's reasonable cost of supervising all such work shall be paid by the Tenant OTHER THAN THE TENANT'S INITIAL WORK CARRIED OUT PURSUANT TO
     SECTION 12.03 IN RESPECT OF THE PREMISES, THE FIRST ADDITIONAL PREMISES AND THE SPECIAL REFUSAL SPACE (IF APPLICABLE).

(b) If the Alterations would affect the structure of the Building or any of the electrical, plumbing, mechanical, heating, ventilating or air conditioning systems or other base building systems, such work shall at the option of the Landlord be performed by the Landlord ON A COMPETITIVE PRICE BASIS at the Tenant's cost. On completion of such work, the cost of the work plus a sum equal to xxxxx 10% of said cost representing the Landlord's overhead, shall be paid to the Landlord. WITH RESPECT TO ALTERATIONS THAT WOULD AFFECT ANY OF THE ELECTRICAL, PLUMBING, MECHANICAL, HEATING, VENTILATING OR AIR CONDITIONING SYSTEMS OR OTHER BASE BUILDING SYSTEMS OF THE BUILDING, THE LANDLORD, DESPITE THE FOREGOING PROVISION OF THIS SECTION 5.03(b) IN RESPECT OF SUCH SYSTEMS, WILL NOT UNREASONABLY WITHHOLD ITS APPROVAL TO THE TENANT CARRYING OUT WORK IN ACCORDANCE WITH ANY REASONABLE CRITERIA OF THE LANDLORD FOR CARRYING OUT SUCH WORK.

(c) If the Tenant installs Leasehold Improvements, or makes Alterations which depart from the Building standard and which restrict access by the Landlord to any Building system, or which restrict the installation of the leasehold improvements of any other tenant in the Building AND SUCH HAVE NOT BEEN APPROVED BY THE LANDLORD OR REFERRED TO IN ANY PLANS SO APPROVED, then the Tenant shall be responsible for all costs incurred by the Landlord in obtaining access to such Building system, or in installing such other tenant's leasehold improvements.

SECTION 5.04 REPAIR WHERE TENANT AT FAULT

Notwithstanding any other provisions of this Lease but subject to Section xxxxxx 6.08, if the Development is damaged or destroyed or requires repair, replacement or alteration as a result of the act or omission of the Tenant, its employees, agents, invitees, licensees, contractors or others for whom it is in law responsible, the cost of the resulting repairs, replacements or alterations plus a sum equal to xxxxx 10% of such cost representing the Landlord's overhead, shall be paid by the Tenant to the Landlord.

SECTION 5.05 REMOVAL OF IMPROVEMENTS AND FIXTURES

All Leasehold Improvements (other than Trade Fixtures) shall immediately upon their placement become the Landlord's property without compensation to the Tenant. Except as otherwise agreed by the Landlord in writing, no Leasehold Improvements shall be removed from the Premises by the Tenant either during or at the expiry or sooner termination of the Term except that:

(a) the Tenant may, during the Term, in the usual course of its business, remove its Trade Fixtures, provided xxxxx xxx xxxxxxx THERE is not xxx xxxxxxx xxxxx xxxx xxxxxxx AN EVENT OF DEFAULT; and

(b) the Tenant shall, at the expiration or earlier termination of the Term, at its sole cost remove its Trade Fixtures from the Premises, failing which, at the option of the Landlord, the Trade Fixtures shall become the property of the Landlord and may be removed from the Premises and sold or disposed of by the Landlord in such manner as it deems advisable; and

(c) the Tenant shall NOT, at the expiration or earlier termination of the Term, xxx xxx xxxx xxxxx BE REQUIRED TO remove xxxxxx ANY of xxxxx ITS Leasehold Improvements in the Premises xxx xxx xxx xx xx xxxx OR restore the Premises xxx xxx xxxx xx xxx xxxxx xxx xxx x xxx xx xxx xxx xxx xxx xx xxx xx xxx xxx xxxxx xxxxx xxx xxx xxxxxx xxxxx xxxxxx xxxxxxxx xx xxx xxxxxxxx xxx xxx xxxxx xxx xxx xxxx xxxxx xx xxxxxxxxx xxxxx xxx xxxxxxxxxxx xx xxx xxxx xxx xxxxx xxxx xx xxx xxxxxx xxx xxxxxx xxxxxx xx xxx xx xxxx xxx xxxxx xxx xxxxxx xxxxx xx xxxx xxxx xxxx xx xxxx xxx
     xxxxxxxx xx  xxx    xxxxx xxx xxxxxx xxxxx xxx xx xxx  xxx xxxx xxx xxxx
     xxxx xxx xxxxx xxx xx xx xxxx xxxxx xxx xxxx xxxxx xx xxxxxxxxxx xx xxxxxxx xxxxxx xxx xxxx xxxxx xxx xxxxxx xx xxxxxxx xxxxxxxxxxx xx xxx xxxxx xxxxx xxx xx xxxxxx xx xxx xx xxx xxxxxxxxxx xxxxxxxx xx xxx xx xxx xxx xxx xxxx xx xxx xx xxx PROVIDED THAT THE TENANT SHALL LEAVE THE PREMISES IN GOOD AND SUBSTANTIAL REPAIR AND SHALL REPAIR ALL DAMAGE IN ACCORDANCE WITH ITS OBLIGATIONS UNDER THE LEASE BUT SUBJECT TO ARTICLE VII.

SECTION 5.06 LIENS

The Tenant shall promptly pay for all materials supplied and work done in respect of the Premises so as to ensure that no lien is registered against any portion of the Development or against the Landlord's or Tenant's interest therein. If a lien is registered or filed, the Tenant shall discharge xxxxxxxx OR VACATE IT AT ITS EXPENSE AS EXPEDITIOUSLY AS POSSIBLE AND IN ANY EVENT WITHIN TEN (10) DAYS OF WRITTEN NOTICE FROM THE LANDLORD ADVISING OF SUCH LIEN, failing which the Landlord may at its option xxxxxx VACATE the lien by paying the amount claimed to be due into court xxx and the amount so paid and all expenses of the Landlord including legal fees (on a solicitor and client basis) shall be paid by the Tenant to the Landlord.

SECTION 5.07 NOTICE BY TENANT

The Tenant shall notify the Landlord of any accident, defect, damage or deficiency in any part of the Premises or the Development which comes to the attention of the Tenant, its employees or contractors notwithstanding that the Landlord may have no obligation in respect thereof.

                         ARTICLE VI - INSURANCE AND INDEMNITY

SECTION 6.01 TENANT'S INSURANCE

(a) The Tenant shall maintain the following insurance throughout the Term at its sole cost:

     (i) "All Risks" (including flood and earthquake) property insurance with reasonable deductibles, naming the Landlord, the owners of the Development and the Mortgagee as xxxxxxxx xxxxxxxx xxx xxx xxxxxx xxxxx xxx xxxxxxxx xxx xxxx xxx xxx xxxxxxx xxxxx xxx xxxx xxx xx xxx ADDITIONAL INSURED PARTIES and (except with respect to the Tenant's TRADE FIXTURES AND chattels) incorporating the Mortgagee's standard mortgage clause. Such insurance shall insure:

            (1) xx xxxxx xxxx xxxxx xx xxx xxxx xxx TENANT'S TRADE FIXTURES, EQUIPMENT AND LEASEHOLD IMPROVEMENTS for which the Tenant is legally liable located on or in the Development xxxx in an amount equal to not less than 90% of the hill replacement cost thereof, subject to a stated amount co-insurance clause; and

            (2) xxxxxx BUSINESS INTERRUPTION insurance in such amount as will reimburse the Tenant for loss attributable to all perils referred to in this paragraph 6.01(a)(i) or resulting from prevention of access to the Premises.

     (ii) Comprehensive general liability insurance which includes the following coverages:

            owners protective; personal injury; occurrence property damage; and employers and blanket contractual liability. Such policies shall contain inclusive limits of not less than $5,000,000, provide for cross liability, and name the Landlord as an ADDITIONAL insured.

    (iii) Tenant's "all risks" legal liability insurance for the replacement cost value of the Premises;

     (iv) Automobile liability insurance on a non-owned form including contractual liability, and on an owner's form covering all licensed vehicles operated by or on behalf of the Tenant, which insurance shall have inclusive limits of not less than $1,000,000; and

     (v) Any other form of insurance which the Tenant or the Landlord, acting reasonably, or the Mortgagee REASONABLY requires from time to time in form, in amounts and for risks against which a prudent tenant would insure.

     SO LONG AS THE TENANT IS LOYALTY MANAGEMENT GROUP OF CANADA INC., A RELATED TRANSFEREE OR THE PURCHASER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE TENANT, THE TENANT SHALL BE ENTITLED TO SELF INSURE WITH RESPECT TO BUSINESS INTERRUPTION INSURANCE PURSUANT TO SECTION 6.01(a)(i)(2) AND EMPLOYERS AND BLANKET CONTRACTUAL LIABILITY COVERAGE PURSUANT TO SECTION 6.01(a)(ii), BUT SHALL BE DEEMED, FOR THE PURPOSES OF THIS LEASE, TO HAVE SATISFACTORILY TAKEN OUT SUCH INSURANCE COVERAGE.

(b)  All policies referred to in this Section 6.01 shall:

     (i)    be taken out with insurers reasonably acceptable to the Landlord;

     (ii)   be in a form reasonably satisfactory to the Landlord;

    (iii) IN RESPECT OF PROPERTY INSURANCE UNDER SECTION 6.01(a)(i) AND IN RESPECT OF INSURANCE UNDER SECTION 6.01(a)(ii) FOR OCCURRENCES ONLY WITHIN THE PREMISES, be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to the Landlord;

     (iv) not be invalidated as respects xxxxx ANY interests of the Landlord or the Mortgagee by reason of any breach of or violation of any warranty, representation, declaration or condition; and

     (v) contain an undertaking by the insurers to notify the Landlord by registered mail not less than 30 days prior to any material change, cancellation or termination.

     Certificates of insurance xxx xxx xxxxxxxxxxx xxxxxxxx xxxxx or other proof of insurance as reasonably required by the Landlord, shall be delivered to the Landlord prior to the Commencement Date and from time to time, forthwith upon REASONABLE request. If the Tenant fails to take out or to keep in force any insurance referred to in this Section 6.01 or should any such insurance not be approved by either the Landlord or the Mortgagee and should the Tenant not commence to diligently rectify (and thereafter proceed to diligently rectify) the situation within xxx xxxxxx FIVE (5) DAYS after written notice by the Landlord to the Tenant (stating, if the Landlord or the Mortgagee, from time to time, does not approve of such insurance, the reasons therefor) the Landlord has the right without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord without prejudice to any other rights or remedies of the Landlord under this Lease.

SECTION 6.02 INCREASE IN INSURANCE PREMIUMS

The Tenant shall not keep or use in the Premises any article which may be prohibited by any fire insurance policy in force from time to time covering the Premises or the Building. If:

(a) the IMPROPER conduct of business in, or use or manner of use of the Premises;

(b) or any acts or omissions of the Tenant in the Development or any part thereof;

cause or result in any increase in premiums for any insurance carried by the Landlord with respect to the Development, the Tenant shall pay any such increase in premiums.

In determining whether increased premiums are caused by or result from the use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Development showing the various components of such rate, shall be conclusive evidence of the items and charges which make up such rate.

SECTION 6.03 CANCELLATION OF INSURANCE

If any insurer under any insurance policy covering any part of the Development or any occupant thereof cancels or threatens to cancel its insurance policy or reduces or threatens to reduce coverage under such policy by reason of the IMPROPER use of the Premises by the Tenant or by any assignee or subtenant of the Tenant, or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall remedy such condition within xxx xxxxxx FIVE (5) DAYS after notice thereof by the Landlord.

SECTION 6.04 LOSS OR DAMAGE

The Landlord shall not be liable for any death or injury arising from or out of any occurrence in, upon, at, or relating to the Development or damage to property of the Tenant or of others located on the Premises or elsewhere in the Development, nor shall it be responsible for any loss of or damage to any property of the Tenant or others from any cause, whether or not any such death, injury, loss or damage results from the negligence of the Landlord, its agents, employees, contractors, or others for whom it may, in law, be responsible SAVE AND EXCEPT TO THE EXTENT SUCH LOSS, INJURY OR DAMAGE EXCEEDS INSURANCE PROCEEDS THE TENANT RECEIVES OR OUGHT TO HAVE RECEIVED UNDER POLICIES OF INSURANCE REQUIRED TO BE PLACED BY THE TENANT HEREUNDER. Without limiting the generality of the foregoing, the Landlord, EXCEPT AS AFORESAID shall not be liable for any injury or damage to Persons or property resulting from fire, explosion, falling plaster, falling ceiling tile, falling fixtures, steam, gas, electricity, water, rain, flood, snow or leaks from any part of the Premises or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Building or from the street or any other place or by dampness or by any other cause whatsoever. The Landlord shall not be liable for any such damage caused by other tenants or Persons on the Development or by occupants of adjacent property thereto, or the public, or caused by construction or by any private, public or quasi-public work. All property of the Tenant kept or stored on the Premises shall be so kept or stored at the risk of the Tenant only and the Tenant, EXCEPT AS AFORESAID, releases and agrees to indemnify the Landlord and save it harmless from any claims arising out of any damage to the same including, without limitation, any subrogation claims by the Tenant's insurers.

SECTION 6.05 LANDLORD'S INSURANCE

The Landlord shall throughout the Term carry:

(a) insurance on the Building ON A 100% REPLACEMENT COST BASIS (excluding the foundations and excavations) and the machinery, boilers and equipment in or servicing the Building and owned by the Landlord or the owners of the Building (excluding any property which the Tenant and other tenants are obliged to insure under Section 6.01 or similar sections of their respective leases) against xx xxxx xxx xxxxxx "ALL RISKS" PROPERTY INSURANCE
     INCLUDING FLOOD, EARTHQUAKE AND COLLAPSE RESULTING FROM INSURED PERILS:

(b) LOSS OF RENTAL INCOME INSURANCE INSURING RENTAL INCOME FOR A PERIOD OF NOT LESS THAN TWELVE (12) MONTHS:

(c)  COMPREHENSIVE GENERAL LIABILITY INSURANCE WHICH INCLUDES THE FOLLOWING
     COVERAGES: OWNER'S PROTECTIVE; PERSONAL INJURY; OCCURRENCE PROPERTY DAMAGE; AND EMPLOYERS AND BLANKET CONTRACTUAL LIABILITY with respect to the Landlord's operations in the Development xxxxxx IN AN AMOUNT OF NOT LESS THAN FIVE MILLION ($5,000,000.00) DOLLARS; AND

(d) such other form or forms of insurance as the Landlord or the Mortgagee reasonably considers advisable.

Such insurance shall be in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a reasonably similar development, having regard to size, age and location. LANDLORD SHALL PROVIDE THE TENANT WITH CERTIFICATES OF INSURANCE ON REASONABLE REQUEST BY THE TENANT FROM TIME TO TIME.

Notwithstanding the Landlord's covenant in this Section and notwithstanding any contribution by the Tenant to the cost of the Landlord's insurance premiums, the Tenant acknowledges and agrees that:

(i) subject to Section xxxxxx 6.08, the Tenant is not relieved of any liability arising from or contributed to by its negligence or its willful act or omissions;

(ii) no insurable interest is conferred upon the Tenant under any insurance policies carried by the Landlord; and

(iii) the Tenant has no right to receive any proceeds of any insurance policies carried by the Landlord.

SECTION 6.06 INDEMNIFICATION OF THE LANDLORD

xxxxxxxxxxxxxxxx xxx xxxxx xxxxxxxxx xx xxxx xxxxxx SUBJECT TO SECTION 6.08, the Tenant shall indemnify the Landlord and save it harmless from all loss (including loss of Net Rent and Additional Rent) claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising out of this Lease, or any occurrence in, upon or at the Premises, or the occupancy or use by the Tenant of the Premises or any part thereof, or occasioned wholly or in part by any NEGLIGENT act or omission of the Tenant or by anyone permitted to be on the Premises by the Tenant EXCEPT TO THE EXTENT SUCH LOSS, INJURY OR DAMAGE WAS CAUSED BY THE NEGLIGENCE OF THE LANDLORD OR THOSE FOR WHOM THE LANDLORD IS IN LAW RESPONSIBLE. If the Landlord shall, without fault on its part, be made a party to any litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless in connection with such litigation. The Landlord ACTING REASONABLY may, at its option, participate in xxx xxxxxx xxxxxxxx xxx any litigation or settlement discussions relating to the foregoing, or any other matter for which the Tenant is required to indemnify the Landlord under this Lease.

SECTION 6.07 INDEMNIFICATION OF THE TENANT

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE AND SUBJECT TO SECTION 6.09, THE LANDLORD SHALL INDEMNIFY THE TENANT AND SAVE IT HARMLESS FROM ALL CLAIMS, ACTIONS, DAMAGES, LIABILITIES AND EXPENSES IN CONNECTION WITH LOSS OF LIFE, PERSONAL INJURY, DAMAGE TO PROPERTY OR ANY OTHER LOSS OR INJURY WHATSOEVER TO THE EXTENT CAUSED OR OCCASIONED BY ANY NEGLIGENT ACT OR OMISSION OF THE LANDLORD, OR PERSONS FOR WHOM THE LANDLORD IS IN LAW RESPONSIBLE IN, UPON OR AT THE COMMON ELEMENTS OF THE BUILDING, EXCEPT TO THE EXTENT SUCH LOSS, INJURY OR DAMAGES WAS CAUSED

BY the negligence of the Tenantxxxxxx xxxx xxx xxxxxx xxxxxxxx xx xxxxxx xxxxxxx xxxx xxx xxxxxx xxxxxx xxx OR PERSONS FOR WHOM THE TENANT IS IN LAW RESPONSIBLE.

SECTION 6.08 RELEASE BY THE LANDLORD

THE TENANT, AND PERSONS FOR WHOM IT IS IN LAW RESPONSIBLE, ARE NOT RESPONSIBLE FOR ANY PART OF ANY LOSS OR DAMAGE TO PROPERTY OF THE LANDLORD THAT IS LOCATED IN, OR AS PART OF THE DEVELOPMENT CAUSED BY ANY OF THE PERILS OR CAUSES FOR WHICH THE LANDLORD IS REQUIRED UNDER SECTION 6.05 TO MAINTAIN INSURANCE.

SECTION 6.09 RELEASE BY THE TENANT

THE LANDLORD, AND PERSONS FOR WHOM IT IS IN LAW RESPONSIBLE, ARE NOT RESPONSIBLE FOR ANY PART OF ANY LOSS OR DAMAGE TO PROPERTY OF THE TENANT THAT IS LOCATED IN, OR AS PART OF THE PREMISES CAUSED BY ANY OF THE PERILS OR CAUSES FOR WHICH THE TENANT IS REQUIRED UNDER SECTION 6.01 TO MAINTAIN INSURANCE.

                         ARTICLE VII - DAMAGE AND DESTRUCTION

SECTION 7.01 NO ABATEMENT

If the Premises, the Building or the Development are damaged or destroyed in whole or in part by fire or any other occurrence, this Lease shall continue in full force and effect and there shall be no abatement of Rent except as provided in this Article VII.

SECTION 7.02 DAMAGE TO PREMISES

If the Premises are at any time destroyed or damaged as a result of fire or any other casualty required to be insured against by the Landlord under this Lease or otherwise insured against by the Landlord xxxx xxx xxxxxx xx xx xx xxx xxxxxxxx then the following provisions shall apply:

(a) if the Premises are rendered untenantable only in part, the Landlord shall diligently repair the Premises to the extent only of its obligations under
     Section 5.01 and xxxxx, PROVIDED THE LANDLORD, OR ITS ASSIGNEE OF INSURANCE PROCEEDS, RECEIVES SUFFICIENT FUNDS UNDER ITS RENTAL INCOME INSURANCE IT IS REQUIRED TO OBTAIN PURSUANT TO SECTION 6.05(b). Rent shall abate proportionately to the portion of the Premises rendered untenantable from the date of destruction or damage until the Landlord's repairs have been completed AND THE TENANT'S REPAIRS HAVE BEEN COMPLETED SUBJECT TO SECTION 7.02(d);

(b) if the Premises are rendered wholly untenantable, the Landlord shall diligently repair the Premises to the extent only of its obligations pursuant to Section 5.01 and xxxxx, PROVIDED THE LANDLORD, OR ITS ASSIGNEE OF INSURANCE PROCEEDS, RECEIVES SUFFICIENT FUNDS UNDER ITS RENTAL INCOME INSURANCE IT IS REQUIRED TO OBTAIN PURSUANT TO SECTION 6.05(b). Rent shall abate entirely from the date of destruction or damage until the Landlord's repairs have been completed AND THE TENANT'S REPAIRS HAVE BEEN COMPLETED SUBJECT TO SECTION 7.02(d);

(c) if the Premises are not rendered untenantable in whole or in part, the Landlord shall diligently perform such repairs to the Premises to the extent only of its obligations under Section 5.01, but in such circumstances xxxxx Rent shall not terminate or abate;

(d) upon being notified by the Landlord that the Landlord's repairs have been substantially completed, the Tenant shall WITHIN NINETY (90) DAYS (AS SUCH PERIOD MAY BE EXTENDED BY THE DURATION OF ANY DELAY CONTEMPLATED BY SECTION 11.02), diligently perform all repairs to the Premises which are the Tenant's responsibility under Section 5.02xxx and all other work required to fully restore the Premises for use in the Tenant's business, in every case at the

     Tenant's cost and without any contribution to such cost by the Landlord, whether or not the Landlord has at any time made any contribution to the cost of supply, installation or construction of Leasehold Improvements in the Premises;

(e) nothing in this Section shall require the Landlord to rebuild the Premises in the condition which existed before any such damage or destruction so long as the Premises as rebuilt will have reasonably similar facilities to those in the Premises prior to such damage or destruction, having regard, however, to the age of the Building at such time; and

(f)  PROVIDED THE LANDLORD HAS OBTAINED INSURANCE AS REQUIRED PURSUANT TO
     SECTION 6.05(a), nothing in this Section shall require the Landlord to undertake any repairs having a cost in excess of the insurance proceeds actually received by the Landlord with respect to such damage or destruction.

SECTION 7.03 RIGHT OF TERMINATION

Notwithstanding Section 7.02, if the damage or destruction which has occurred in the Premises is such that in the reasonable opinion of the Landlord the Premises cannot be rebuilt or made fit for the purposes of the Tenant within xxxx 120 days of the happening of the damage or destruction, the Landlord OR THE TENANT may, at its option, terminate this Lease on notice to the xxxxx OTHER given within 30 days after such damage or destruction. If THE DAMAGE OR DESTRUCTION WHICH HAS OCCURRED IN THE PREMISES IS NOT AS A RESULT OF FIRE OR ANY OTHER CASUALTY REQUIRED TO BE INSURED AGAINST BY THE LANDLORD UNDER THIS LEASE OR OTHERWISE INSURED AGAINST BY THE LANDLORD AND THE COST OF REPAIR IS IN EXCESS OF $100,000.00, THE LANDLORD OR THE TENANT MAY, AT THEIR OPTION, TERMINATE THIS LEASE ON NOTICE TO THE OTHER GIVEN WITHIN THIRTY (30) DAYS AFTER SUCH DAMAGE OR DESTRUCTION. BOTH THE LANDLORD AND THE TENANT AGREE TO ACT IN A COMMERCIALLY REASONABLE MANNER IN EXERCISING THEIR OPTION TO TERMINATE THIS LEASE PURSUANT TO THE PROVISIONS OF THIS SECTION 7.03 AND LANDLORD AGREES THAT IT WILL NOT EXERCISE ITS OPTION TO TERMINATE PURSUANT TO THIS SECTION 7.03 SOLELY TO DEPRIVE THE TENANT OF ITS INTEREST IN THIS LEASE OR TO TERMINATE THIS LEASE IN A MANNER THAT IN DISCRIMINATORY AGAINST THE TENANT IN RELATION TO ITS TREATMENT OF OTHER TENANTS IN THE DEVELOPMENT. IF NO such notice of termination is given, THE LANDLORD SHALL REPAIR AND RENT SHALL ABATE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7.02. IF ANY SUCH NOTICE OF TERMINATION IS GIVEN, Rent shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver vacant possession of the Premises in accordance with the terms of this Lease AND ALL PROCEEDS OF TENANT'S INSURANCE WITH RESPECT TO ITS CHATTELS AND TRADE FIXTURES SHALL BE PAID TO THE TENANT. THE LANDLORD AGREES TO RELEASE ITS INTEREST IN THE TENANT'S INSURANCE WITH RESPECT TO THE LEASEHOLD IMPROVEMENTS TO THE EXTENT THAT THE LANDLORD RECEIVES PROCEEDS FROM THE LANDLORD'S INSURANCE TO COVER THE LOSS OF THE LEASEHOLD IMPROVEMENTS.

SECTION 7.04 DESTRUCTION OF BUILDING

(a)  Notwithstanding any other provision of this Lease, if

     (i) 35% or more of the Total Rentable Area of the Building is destroyed or damaged by any cause; or

     (ii) 35% or more of the Total Rentable Area of the Development is destroyed or damaged by any cause; or

     (iii) portions of the Building or Lands which affect access or services essential thereto are damaged or destroyed; and

     in the reasonable opinion of the Landlord, cannot be reasonably repaired within 180 days after the occurrence of the damage or destruction; then, the Landlord may, by notice to the Tenant given within 30 days of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair and the Tenant shall surrender the

     Premises to the Landlord within 30 days after delivery of its notice of termination and Rent shall be apportioned and paid to the date on which the Tenant delivers vacant possession of the Premises, subject to any abatement to which the Tenant may be entitled under Section 7.02 AND ALL PROCEEDS OF TENANT'S INSURANCE WITH RESPECT TO ITS CHATTELS AND TRADE FIXTURES SHALL BE PAID TO THE TENANT. THE LANDLORD AGREES TO RELEASE ITS INTEREST IN THE TENANT'S INSURANCE WITH RESPECT TO THE LEASEHOLD IMPROVEMENTS TO THE EXTENT THAT THE LANDLORD RECEIVES PROCEEDS FROM THE LANDLORD'S INSURANCE TO COVER THE LOSS OF THE LEASEHOLD IMPROVEMENTS. THE LANDLORD AGREES TO ACT IN A COMMERCIALLY REASONABLE MANNER IN EXERCISING ITS OPTION TO TERMINATE THIS LEASE PURSUANT TO THE PROVISIONS OF THIS
     SECTION 7.04(a) AND LANDLORD AGREES THAT IT WILL NOT EXERCISE ITS OPTION TO TERMINATE PURSUANT TO THIS SECTION 7.04(a) SOLELY TO DEPRIVE THE TENANT OF ITS INTEREST IN THIS LEASE OR TO TERMINATE THIS LEASE IN A MANNER THAT IS DISCRIMINATORY AGAINST THE TENANT IN RELATION TO ITS TREATMENT OF OTHER TENANTS IN THE DEVELOPMENT.

(b) If the Landlord is entitled to, but does not elect to terminate this Lease under Section 7.04(a), the Landlord shall, following such damage or destruction, diligently repair if necessary that part of the Development damaged or destroyed, but only to the extent of the Landlord's obligations under the terms of the various leases for premises in the Development and exclusive of any tenant's responsibilities with respect to such repair. If the Landlord elects to repair the Development, the Landlord may do so in accordance with plans and specifications other than those used in the original construction of the Development.

SECTION 7.05 ARCHITECT'S CERTIFICATE

The certificate of the Architect ADDRESSED TO THE TENANT shall bind the parties as to:

(a) the percentage of the Total Rentable Area of the Building or the Total Rentable Area of the Development damaged or destroyed;

(b) whether or not the Premises are rendered untenantable and the percentage of the Premises rendered untenantable;

(c) the date upon which either the Landlord's or Tenant's work of reconstruction or repair is completed or substantially completed and the date when the Premises are rendered tenantable; and

(d)  the state of completion of any work of the Landlord or the Tenant.

                 ARTICLE VIII - ASSIGNMENT, SUBLETTING AND TRANSFERS

SECTION 8.01 ASSIGNMENTS, SUBLEASES AND TRANSFERS

The Tenant shall not enter into, consent to, or permit any Transfer without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld OR DELAYED but shall be subject to the Landlord's rights under Section 8.02. Notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factors in deciding whether to grant or withhold its consent:

(a) whether such Transfer is in violation or in breach of any covenants or restrictions made or granted by the Landlord to other tenants or occupants or prospective tenants or occupants of the Development; SUCH OTHER OR PROSPECTIVE TENANTS OR OCCUPANTS BEING HEREIN COLLECTIVELY REFERRED TO AS "OTHER TENANTS" OR INDIVIDUALLY AS "OTHER TENANT";

(b) whether in the Landlord's REASONABLE opinion, the financial background, business history and FINANCIAL capability of the proposed Transferee is satisfactory;

(c) WHETHER IN THE LANDLORD'S REASONABLE OPINION, THE SIGNAGE RIGHTS OF THE TENANT SET OUT

     IN SECTION 12.08 WOULD BE APPROPRIATE OR DESIRABLE FOR THE
     PROPOSED TRANSFEREE OR TRANSFEREE (AS THE CASE MAY BE) HAVING REGARD TO ITS FINANCIAL BACKGROUND, BUSINESS HISTORY AND REPUTATION PROVIDED THAT IF NOT SO APPROPRIATE OR DESIRABLE, THE TENANT MAY WAIVE ALL OF ITS SIGNAGE RIGHTS UNDER SECTION 12.08 IF IN SO DOING, CONSENT WILL BE GRANTED; AND

(d) if the Transfer is to an existing tenant of the Landlord OTHER THAN AN EXISTING TENANT THAT CANNOT BE PHYSICALLY OR REASONABLY ACCOMMODATED BY THE LANDLORD IN THE DEVELOPMENT.

Consent by the Landlord to any Transfer if granted shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. xxxxx xxxxxxxxxx xxxxxxxx xxxxx xxxxxxxx xxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xx xxx xxx xxx NO Transfer shall take place by reason of the failure of the Landlord to give notice to the Tenant within xxxx FIFTEEN (15) days as required by Section 8.02.

THE LANDLORD REPRESENTS TO THE TENANT THAT AS OF MARCH 26, 1997 THERE ARE NO EXISTING COVENANTS OR RESTRICTIONS AS DESCRIBED IN SECTION 8.01(a) TO OTHER TENANTS. LANDLORD SHALL NOT TAKE INTO ACCOUNT THE FACTOR SET OUT IN SECTION 8.01(a) UNLESS ANY SUCH COVENANT OR RESTRICTION IS GRANTED BY THE LANDLORD TO AN OTHER TENANT OF TWO (2) OR MORE FLOORS WHERE SUCH OTHER TENANT REASONABLY REQUIRES SUCH COVENANT OR RESTRICTION AND THE LANDLORD ACTING IN A COMMERCIALLY REASONABLE MANNER GRANTS SUCH COVENANT OR RESTRICTION. THE TENANT ACKNOWLEDGES THAT AN OTHER TENANT MAY REASONABLY REQUIRE A RESTRICTION OR COVENANT PROHIBITING THE USE IN THE PREMISES BY A TRANSFEREE OF THE TENANT COMPETING WITH THE PRINCIPAL USE OF THE OTHER TENANT.

DESPITE THE PROVISIONS OF THIS SUBSECTION 8.01, THE LANDLORD'S CONSENT SHALL BE PERMITTED WITHOUT THE REMAINING PROVISIONS OF ARTICLE VIII (OTHER THAN THIS PARAGRAPH) APPLYING FOR A TRANSFER TO ANY RELATED TRANSFEREE PROVIDED THAT: (i) THE TRANSFEREE AT ALL TIMES REMAINS A RELATED TRANSFEREE OF THE TENANT, (ii) THE TENANT SHALL HAVE GIVEN PRIOR WRITTEN NOTICE THEREOF TO THE LANDLORD, (iii) THE TENANT SHALL REMAIN LIABLE UNDER THIS LEASE AND SHALL NOT BE RELEASED FROM PERFORMING ANY OF THE TERMS OF THIS LEASE, AND (iv) THE RELATED TRANSFEREE SHALL EXECUTE AN AGREEMENT WITH THE LANDLORD AGREEING THAT THE RELATED TRANSFEREE AND THE LANDLORD WILL BE BOUND BY ALL OF THE TERMS OF THIS LEASE AS IF THE RELATED TRANSFEREE HAD ORIGINALLY EXECUTED THIS LEASE AS TENANT.

SECTION 8.02 LANDLORD'S RIGHT TO TERMINATE

If the Tenant intends to effect a Transfer, the Tenant shall give prior notice to the Landlord of such intent specifying the identity of the Transferee, the type of Transfer contemplated, the portion of the Premises affected thereby, and the financial and other terms of the Transfer, and shall provide such financial, business or other information relating to the proposed Transferee and its principals as the Landlord or any Mortgagee requires, together with copies of any documents which record the particulars of the proposed Transfer. The Landlord shall, within xxxx FIFTEEN (15) days after having received such notice and all requested information, notify the Tenant either that:

(a) it consents or does not consent to the Transfer in accordance with the provisions and qualifications of this Article VIII; or

(b) it elects to cancel this Lease as to the whole or part, as the case may be, of the Premises affected by the proposed Transfer, in preference to giving such consent.

DESPITE SECTION 8.02(b) THE LANDLORD MAY ONLY EXERCISE ITS ELECTION TO CANCEL THIS LEASE AS TO THE WHOLE OR PART UNDER SECTION 8.02(b) IF: (i) THE TRANSFER IS WITH RESPECT TO ALL OF THE PREMISES OR (ii) THE TRANSFER IS A SUBLEASE OF PART OF THE PREMISES COMPRISED OF NOT LESS THAN ONE (1) FULL FLOOR FOR A TERM EXPIRING ON OR ONE DAY PRIOR TO THE LAST DAY OF THE TERM.

If the Landlord elects to terminate this Lease it shall stipulate in its notice the termination date of this

Lease, which date shall be xxx xxxx xxxx xx xxxx xxxx xxxx xxxx xx xxxxx THE EFFECTIVE DATE OF THE TRANSFER PROVIDED THAT SUCH EFFECTIVE DATE SHALL NOT BE LATER THAN ONE (1) YEAR following the giving of xxxxxx notice of XXXXXXXXXXXXXX THE TRANSFER BY THE TENANT. If the Landlord elects to terminate this Lease, the Tenant shall notify the Landlord within 10 days thereafter of the Tenant's intention either to refrain from such Transfer or to accept termination of this Lease or the portion thereof in respect of which the Landlord has exercised its rights. If the Tenant fails to deliver such notice within such 10 days or notifies the Landlord that it accepts the Landlord's termination, this Lease will as to the whole or affected part of the Premises, as the case may be, be terminated on the date of termination stipulated by the Landlord in its notice of termination. If the Tenant notifies the Landlord within 10 days that it intends to refrain from such Transfer, then the Landlord's election to terminate this Lease shall become void.

SECTION 8.03 CONDITIONS OF TRANSFER

(a) If there is a permitted Transfer, the Landlord may collect rent from the Transferee and apply the net amount collected to the Rent payable under this Lease but no acceptance by the Landlord of any payments by a Transferee shall be deemed a waiver of the Tenant's covenants or any acceptance of the Transferee as tenant or a release from the Tenant from the further performance by the Tenant of its obligations under this Lease. Any consent by the Landlord shall be subject to the Tenant and Transferee executing an agreement with the Landlord agreeing that the Transferee, LANDLORD AND TENANT will be bound by all of the terms of this Lease xxxxxx except in the case of a sublease xxxxxxxxxxxxx xxxx xx xx xxxxx xx xx xx xxx xxxxxxxxxx xxxxxxxxx xxx xxxxx xx xxxxxxxx IN WHICH EVENT THE SUBTENANT SHALL BE BOUND BY THE TERMS OF THIS LEASE OTHER THAN RENT, TERM AND DEFINITION OF PREMISES

(b) Notwithstanding any Transfer permitted or consented to by the Landlord, the Tenant shall remain liable under this Lease and shall not be released from performing any of the terms of this Lease.

(c) The Landlord's consent to any Transfer shall be subject to the condition that:

     (i) the net RENT (EXCEPT IN THE CASE OF A SUBLEASE OF PART OF THE PREMISES IN WHICH CASE THE NET RENTAL RATE SHALL NOT BE LESS THAN THE FAIR MARKET RATE FOR SUBLEASED PREMISES IN DEVELOPMENTS COMPARABLE TO THE DEVELOPMENT) and additional rent payable by the Transferee shall not be less than the Rent payable by the Tenant under this Lease as at the effective date of the Transfer, (including any increases provided for in this Lease); and

     (ii) if the net and additional rent to be paid by the Transferee under such Transfer exceeds the Rent payable under this Lease, ONE HALF OF the amount of such excess shall be paid by the Tenant to the Landlord, AFTER FIRST DEDUCTING ALL THE TENANT'S COSTS ASSOCIATED WITH SUCH TRANSFER, INCLUDING, BUT NOT LIMITED TO, LEASEHOLD IMPROVEMENT ALLOWANCES, BROKER COMMISSIONS, COST OF VACANCY AND MARKETING EXPENSES, ALL OF WHICH SHALL BE SUPPORTED BY COPY OF RECEIPTED INVOICES FORWARDED TO THE LANDLORD. If the Tenant receives from any Transferee, either directly or indirectly, any consideration other than rent or additional rent for such Transfer, either in the form of cash, goods or services (other than the proceeds of any financing as the result of a Transfer involving a mortgage, charge or similar security interest in this Lease) the Tenant shall forthwith pay to the Landlord xxxx ONE HALF OF THE amount equivalent to such consideration AFTER DEDUCTING ASSOCIATED COSTS AS AFORESAID. The Tenant and the Transferee shall execute any agreement required by the Landlord to give effect to the foregoing terms.

(d) Notwithstanding the effective date of any permitted Transfer as between the Tenant and the Transferee, all Rent for the month in which such effective date occurs shall be paid in advance by the Tenant so that the Landlord will not be required to accept partial payments of Rent for such month from either the Tenant or Transferee.

(e) Any document evidencing any Transfer permitted by the Landlord, or setting out any terms applicable to such Transfer or the rights and obligations of the Tenant or Transferee thereunder, shall be prepared by the XXXXXXX TENANT or its solicitors and all associated legal costs shall be paid by the Tenant AND SUCH DOCUMENT SHALL BE SUBJECT TO THE LANDLORD'S REASONABLE APPROVAL. THE LANDLORD OR ITS SOLICITORS SHALL PREPARE, AT THE TENANT'S EXPENSE, ANY CONSENT DOCUMENT WITH RESPECT TO SUCH TRANSFER.

SECTION 8.04 PERMITTED SUBLETTING

SO LONG AS THE TENANT IS LOYALTY MANAGEMENT GROUP CANADA INC., A RELATED TRANSFEREE OR THE PURCHASER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE TENANT, THE TENANT SHALL HAVE THE RIGHT TO NOT MORE THAN THREE (3) SUBLEASES OF NOT MORE THAN ONE THOUSAND (1,000) SQUARE FEET OF RENTABLE AREA EACH OF THE PREMISES PROVIDED THAT:

(a) THE TENANT SHALL HAVE GIVEN PRIOR WRITTEN NOTICE THEREOF TO THE LANDLORD AND PROVIDED THE LANDLORD WITH A TRUE COPY OF EACH SUCH SUBLEASE,

(b) THE TENANT SHALL REMAIN LIABLE UNDER THIS LEASE AND SHALL NOT BE RELEASED FROM PERFORMING ANY OF THE TERMS OF THE LEASE, AND

(c) THE TENANT SHALL CAUSE EACH SUCH SUBTENANT TO BE BOUND BY ALL OF THE TERMS OF THIS LEASE OTHER THAN RENT, TERM AND DEFINITION OF
     PREMISES. xxxxxxxxxxxxxx xxxxxx xx xxxxxxxxxxx xxxx xx xx xxxxx xxxxx xxxxxxxxxxxx xx xxxxxxxxxxxx xxx xxxxxx xx xxxxxxxx xxxxxxxx xx xxxxxxxxx xx xxxx xxxxxxxxxxxx xx xxxxxxxxxxxx xxxxx xx xxxxx xx xxxx xxxxxxxxxxxxxxxxxx xxxxxxx xx xxx xx xxxx xxxxxxxxxxxx xx xxxx xxxxxxxx xxxx xxxx xxxxxxx xxxxxxxx xxxxxxxxx xx xxx xxxxxxxx xx xxxx xxxxxxxxxxxx xxxx xx xxx xxxxxxx x xxxxxxxxxxx xxxxxxxx xx xxx xxxx xxx xxx xxx xxxxxxxxxx xx xxx xxxxxxxxxxxxxxxx xx xxxxx xx xxxxxxxxxxx xxxxxxx xxxx xxxxxx xx xxxxxx xxx xxxxxxxxxx

SECTION 8.05 NO ADVERTISING

The Tenant shall not advertise that the whole or any part of the Premises are available for a Transfer and shall not permit any broker or other Person to do so unless the text and format of such advertisement is REASONABLY approved in writing by the Landlord. No such advertisement shall contain any reference to the rental rate of the Premises.

SECTION 8.06 ASSIGNMENT BY LANDLORD

The Landlord shall have the unrestricted right to sell, lease, convey or otherwise dispose of all or any part of the Development or this Lease or any interest of the Landlord in this Lease. To the extent that the purchaser or assignee from the Landlord assumes the obligations of the Landlord under this Lease AND DELIVERS AN UNDERTAKING TO THE TENANT TO BE BOUND BY THE PROVISIONS OF THIS LEASE, the Landlord shall thereupon and without further agreement be released from all liability under this Lease.

                                 ARTICLE IX - DEFAULT

SECTION 9.01 DEFAULT AND REMEDIES

If and whenever an Event of Default occurs, then without prejudice to any other rights which it has pursuant to this Lease or at law, the Landlord shall have the following rights and remedies, which are cumulative and not alternative:

(a)  to terminate this Lease by notice to the Tenant;

(b) to enter the Premises as agent of the Tenant and to relet the Premises for whatever term, and on such terms as the Landlord in its discretion may determine and to receive the rent therefor and as agent of the Tenant to take possession of any property of the Tenant on the Premises, to store such property at the expense and risk of the Tenant or to sell or otherwise dispose of such property in such manner as the Landlord may see fit without notice to the Tenant; to make alterations to the Premises to facilitate their reletting; and to apply the proceeds of any such sale or reletting first, to the payment of any expenses incurred by the Landlord with respect to any such reletting or sale; second, to the payment of any indebtedness of the Tenant to the Landlord other than rent; and third, to the payment of Rent in arrears; with the residue to be held by the Landlord and applied in payment of future Rent as it becomes due and payable. The Tenant shall remain liable for any deficiency to the Landlord;

(c) to remedy or attempt to remedy any default of the Tenant under this Lease for the account of the Tenant and to enter upon the Premises for such purposes. No notice of the Landlord's intention to perform such covenants need be given the Tenant unless expressly required by this Lease. The Landlord shall not be liable to the Tenant for any loss, injury or damage caused by acts of the Landlord in remedying or attempting to remedy such default and the Tenant shall pay to the Landlord all REASONABLE expenses incurred by the Landlord in connection with remedying or attempting to remedy such default;

(d) to recover from the Tenant all damages, and expenses incurred by the Landlord as a result of any breach by the Tenant including, if the Landlord terminates this Lease, any deficiency between those amounts which would have been payable by the Tenant for the portion of the Term following such termination and the net amounts actually received by the Landlord during such period of time with respect to the Premises; AND

(e) to recover from the Tenant the full amount of the current month's Rent together with the next 3 months' instalments of Rent, all of which shall accrue on a day-to-day basis and shall immediately become due and payable as accelerated rent. xxxxxxxxxxx xx xxxx xxxxx xxxxxxx xxxxxxxxx xx xxxxxxxxxx xxxx xxxxxxxxxxx xxxx xx xxxxxxx xxxx xxx xxxxxxxxxx xxxxxxxxxx xxxx xx xxxx xxxxxxxxx xxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxx xxxx xx xx xxxxxxxx xxxxx xxxx xxxxx xx xxxx xxxx xxxxxxxxxxxx xxxx xxxx xxxx xxxxx xx xxxx xxxx xx xxxx xxxx xx xxxxxxx xx xxx xxxxxxxx xx xxxx xxxxxxxxxxxxxxxx xxxxx xxxxx xxxxx xx xx xxxxxxx xxxx xx xxxxxxxxxxxx xxx xxxxxxxx xxxx xxxxx xx xxxxxxxxxxxxx xxxxxxx xxxxxx

SECTION 9.02 DISTRESS

Notwithstanding any provision of this Lease or any provision of applicable legislation, xxxxx xxxxx xxxxx xxx xxxxxxxx xx xxx xxxxxx xx xxx xxxxxxxx xx xxx xxxxx xxx xxx xxxx xxxxx xx xxxxxxx xxxxx THE LANDLORD MAY AT ANY TIME levy by distress for Rent in arrearsxxxxx xxxxxxxx xxxxxxx xxxx xxxx xxxxx xxxxxxxxxxxxxxx WITH RESPECT TO ALL THE TENANT'S GOODS, CHATTELS, EQUIPMENT AND TRADE FIXTURES (OTHER THAN THE TENANT'S FINANCIAL AND PERSONNEL RECORDS AND OTHER THAN THE TENANT'S DATA BASE) BUT OTHERWISE SUBJECT TO THE PROVISIONS OF THE LANDLORD AND TENANT ACT (ONTARIO) AS MAY BE AMENDED FROM TIME TO TIME. If the Landlord makes any claim against the goods and chattels of the Tenant by way of distress, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of the Landlord to levy such distress.

SECTION 9.03 COSTS

xxxx xxxxxxxx EACH PARTY shall pay to the xxxxxxxxxxxx OTHER PARTY all damages and costs (including, without limitation, all legal fees on a solicitor and his client basis) incurred by the xxxxxxxxxx OTHER PARTY in enforcing the terms of this Lease IF THERE IS AN EVENT OF DEFAULT, or with respect to any matter or thing which is the obligation of xxxxx xxxxxxx xxxxx xxxxxx xxxxxxxx xx xx xxxxxxxx xx xxxxxxxxxx xxxxxxxxxxxxx xxxxxxx xx xxxxxxxxxx xx xx xxxxxxxxxxx xxxxxxxxxxxx SUCH PARTY UNDER THIS LEASE.

SECTION 9.04 ALLOCATION OF PAYMENTS

xxxxx IF THERE IS AN EVENT OF DEFAULT, THE Landlord may at its option apply sums received from the Tenant against any amounts due and payable by the Tenant under this Lease in such manner as the Landlord sees fit.

SECTION 9.05 SURVIVAL OF OBLIGATIONS

If the Tenant has failed to fulfil its obligations under this Lease with respect to the maintenance, repair and alteration of the Premises and removal of xxxxxxxxxxxxxxx xxxx fixtures from the Premises during or at the end of the Term, such obligations and the Landlord's rights in respect thereto shall remain in full force and effect notwithstanding the expiration or sooner termination of the Term.

     ARTICLE X - STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 10.01 STATUS STATEMENT

Within 10 days after written request by EITHER the Landlordxx OR the Tenant, THE OTHER PARTY shall deliver in a form supplied by the Landlord a statement or estoppel certificate to the x xxxxxxxx SUCH PARTY as to the status of this Lease, including as to whether this Lease is unmodified and in full force and effect (or, if there have been modifications that this Lease is in full force and effect as modified and identifying the modification agreements); the amount of Net Rent and Additional Rent then being paid and the dates to which same have been paid; whether or not there is any existing or alleged default by either party with respect to which a notice of default has been served and if there is any such default, specifying the nature and extent thereof; and any other matters pertaining to this Lease as to which xxxx xxxxxxxxx SUCH PARTY shall request such statement or certificate.

SECTION 10.02 SUBORDINATION

This Lease and all rights of the Tenant shall be subject and subordinate to any and all Mortgages and any ground, operating, overriding or underlying leases, from time to time in existence against the Development or any part thereof. SUCH SUBORDINATION BY THE TENANT SHALL ONLY BE EFFECTIVE IF THE MORTGAGEE HAS AGREED TO THE TENANT'S RIGHT TO QUIET ENJOYMENT OF THE PREMISES WITHOUT INTERRUPTION OR DISTURBANCE FROM OR BY SUCH MORTGAGEE, THE REQUIREMENT OF THE MORTGAGEE, WHILE IN POSSESSION, TO PERFORM THE LANDLORD'S OBLIGATIONS UNDER THIS LEASE ARISING DURING THE MORTGAGEE'S PERIOD OF POSSESSION TOGETHER WITH ANY AND ALL RIGHTS, PRIVILEGES AND BENEFITS TO WHICH THE TENANT MAY BE ENTITLED UNDER THE TERMS OF THE LEASE DESPITE ANY DEFAULT BY THE LANDLORD TO THE MORTGAGEE AND SO LONG AS THERE IS NO EVENT OF DEFAULT. On request, the Tenant shall subordinate this Lease and its rights under this Lease to any and all such Mortgages and leases and to all advances made under such Mortgages AND THE LANDLORD SHALL PAY THE MORTGAGEE'S COSTS IN CONNECTION THEREWITH. The form of such subordination shall be as required by the Landlord or any Mortgagee or the lessee under any such lease. LANDLORD SHALL AT THE TENANT'S REQUEST OBTAIN WITHIN SIXTY (60) DAYS OF SUCH REQUEST AN AGREEMENT AT THE SOLE COST AND EXPENSE OF THE TENANT (NOT TO EXCEED $10,000.00) FROM EACH EXISTING MORTGAGEE HAVING AN INTEREST IN THE BUILDING AS OF THE DATE OF THIS LEASE AND WHOSE INTEREST IS PRIOR TO THE TENANT'S LEASEHOLD INTEREST IN THE BUILDING WHEREBY THE TENANT SHALL HAVE THE RIGHT TO QUIET ENJOYMENT OF THE PREMISES WITHOUT INTERRUPTION OR DISTURBANCE FROM OR BY SUCH MORTGAGEE, THE MORTGAGEE WHILE IN POSSESSION SHALL PERFORM THE LANDLORD'S OBLIGATIONS UNDER THE LEASE ARISING DURING THE MORTGAGEE'S PERIOD OF POSSESSION TOGETHER WITH ANY AND ALL RIGHTS, PRIVILEGES AND BENEFITS TO WHICH THE TENANT MAY BE ENTITLED UNDER THE TERMS OF THE LEASE DESPITE ANY DEFAULT BY THE LANDLORD TO THE MORTGAGEE AND SO LONG AS THERE IS NO EVENT OF DEFAULT.

SECTION 10.03 ATTORNMENT

The Tenant shall promptly, on request, attorn to any Mortgagee, or to the owners of the Building and Lands, or the lessor under any ground, operating, overriding, underlying or similar lease of all or substantially all of the Building made by the Landlord or otherwise affecting the Building and Lands, or the purchaser on any foreclosure or sale proceedings taken under any Mortgage, and shall recognize such Mortgagee, owner, lessor or purchaser as the Landlord under this Lease.

xxxxxxxx xxxxx xxxxxxxxxxxxx xxxxxxxxxxxx xxx x xxxxxx x xxxxxxx xxxxxxxxxxxx
xxx xxxxxxxx   xxx xxxxx xxx xxxxxxxx xx xxx xxxxxx xxx xxx xxxxxxxxx xx
xxxxxxxxx xxx xxxxxxxxxx xxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxxxx xxxxxxxx xx xxxx xxxxx xxx xxx xxxxxxxxxxx xxxxxxxxxxxxx xx xxxxxx xx xxx xxxxxxxxx xx xxx xxxx xxxxx xx xxxxxxx xxxx xxxxxxxxx xxxxxx xx xxxx xxxxx xxxxxxx xx xxx xxxxxxxxxxxxx

                           ARTICLE XI - GENERAL PROVISIONS

SECTION 11.01 RULES AND REGULATIONS

The Tenant shall comply with all Rules and Regulations, and amendments thereto, adopted by the Landlord from time to time including those set out in Schedule "D". Such Rules and Regulations may differentiate between different types of businesses in the Building, and the Landlord shall xxxxx xx xxxxxxxxxxx USE COMMERCIALLY REASONABLE EFFORTS to enforce any Rule or Regulation or the provisions of any other lease against any other tenant, and the Landlord shall have no liability to the Tenant with respect thereto.

SECTION 11.02 DELAY

Except as expressly provided in this Lease, whenever the Landlord or Tenant is delayed in the fulfillment of any obligation under this Lease (other than the payment of Rent and xxxxxxxxxxxxxx VACATING of the Premises on termination) by an unavoidable occurrence which is not the fault of the party delayed in performing such obligation, then the time for fulfillment of such obligation shall be extended during the period in which such circumstances operate to delay the fulfilment of such obligation.

SECTION 11.03 OVERHOLDING

If the Tenant remains in possession of the Premises after the end of the Term with the consent of the Landlord but without having executed and delivered a new lease or an agreement extending the Term, there shall be no tacit renewal of this Lease, and the Tenant shall be deemed to be occupying the Premises as a Tenant from month to month TERMINABLE BY EITHER PARTY ON NOT LESS THAN NINETY
(90) DAYS' WRITTEN NOTICE AND at a monthly Net Rent payable in advance on the first day of each month equal to xxxxxxxx 150% OF the monthly amount of Net Rent payable during the last month of the Term, and otherwise upon the same terms as are set forth in this Lease, so far as these are applicable to a monthly tenancy.

SECTION 11.04 WAIVER

If either the Landlord or Tenant excuses or condones any default by the other of any obligation under this Lease, no waiver of such obligation shall be implied in respect of any continuing or subsequent default.

SECTION 11.05 REGISTRATION

Neither the Tenant nor anyone claiming under the Tenant shall register this Lease or any Transfer without the prior written consent of the Landlord. If the Tenant or any permitted Transferee wishes to register a document for the purposes of giving notice of this Lease or a Transfer, then the Landlord shall, at the request and expense of the Tenant, execute a notice, caveat or short form of Lease for the purposes of registration in such form as REASONABLY approved by the Landlord and without disclosure of any MONETARY terms which the Landlord does not desire to have disclosed. If the Lands comprise more than one parcel of land, the Landlord may direct the Tenant or Transferee as to the parcel or parcels against which registration may be affected PROVIDED SUCH INCLUDE THE

PREMISES AND ACCESS THERETO.

SECTION 11.06 NOTICES

Any notice, consent or other instrument which may be or is required to be given under this Lease shall be in writing and shall be delivered in person or sent by registered mail postage prepaid, addressed: (a) if to the Landlord: c/o The Cadillac Fairview Corporation Limited, 20 Queen Street West, 5th Floor, Toronto, Ontario, M5H 3R4, Attention: Executive Vice President, Property Management, with a copy to the Building Manager and (b) if to the Tenant, at the Premises xxx xx xxx xxxxxxxxxx xxxxxx xx xxx xxxxxx xxxx, ATTENTION: CHIEF FINANCIAL OFFICER AND GENERAL COUNSEL. Any such notice or other instrument shall be deemed to have been given and received on the day upon which personal delivery is made or, if mailed, then 48 hours following the date of mailing. Either party may give notice to the other of any change of address WITHIN CANADA and after the giving of such notice, the address therein specified is deemed to be the address of such party for the giving of notices. If postal service is interrupted or substantially delayed, all notices or other instruments shall be delivered in person.

SECTION 11.07 SUCCESSORS

The rights and liabilities created by this xxxxxxx LEASE extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant. No rights, however, shall enure to the benefit of any Transferee unless the provisions of Article VIII are complied with.

SECTION 11.08 JOINT AND SEVERAL LIABILITY

If there is at any time more than one Tenant or LANDLORD OR more than one Person constituting the Tenant OR LANDLORD, their covenants shall be considered to be joint and several and shall apply to each and every one of them. If the Tenant is or becomes a partnership, each Person who is a member, or shall become a member, of such partnership or its successors shall be and continue to be jointly and severally liable for the performance of all covenants of the Tenant pursuant to this Lease, whether or not such Person ceases to be a member of such partnership or its successor.

SECTION 11.09 CAPTIONS AND SECTION NUMBERS

The captions, section numbers, article numbers and table of contents appearing in this xxxxxxxxx LEASE are inserted only as a matter of convenience and in no way affect the substance of this Lease.

SECTION 11.10 EXTENDED MEANINGS

The words "hereof", "hereto" and "hereunder" and similar expressions used in this Lease relate to the whole of this Lease and not only to the provisions in which such expressions appear. This Lease shall be read with all changes in number and gender as may be appropriate or required by the context. Any reference to the Tenant includes, where the context allows, the employees, agents, invitees and licensees of the Tenant and all others over whom the Tenant might reasonably be expected to exercise control.

SECTION 11.11 PARTIAL INVALIDITY

All of the provisions of this Lease are to be construed as covenants even though not expressed as such. If any such provision is held or rendered illegal or unenforceable it shall be considered separate and severable from this Lease and the remaining provisions of this Lease shall remain in force and bind the parties as though the illegal or unenforceable provision had never been included in this Lease.

SECTION 11.12 ENTIRE AGREEMENT

This Lease and the Schedules and riders, if any, attached hereto, and the Landlord's leasehold improvement manual, set forth the entire agreement between the Landlord and Tenant concerning the Premises and there are no agreements or understandings between them other than as are herein set forth. Subject to
Section 11.01, this Lease and its Schedules and riders may not be modified except by agreement in writing executed by the Landlord and Tenant.

SECTION 11.13 GOVERNING LAW

This Lease shall be construed in accordance with and governed by the laws of the Province of Ontario.

SECTION 11.14 TIME OF THE ESSENCE

Time is of the essence of this Lease.

SECTION 11.15 QUIET ENJOYMENT

If xxxx xxxxxx xxxx xxxxx xxxxx xxxxxxxx xxx xx xxx xxxxxxxxxxxx xxxxx xxxx xxxxxxx xxx xxxxx xxx xxxxx THERE IS no Event of Default, the Tenant shall be entitled to peaceful and quiet enjoyment of the Premises for the Term without interruption or interference by the Landlord or any Person claiming through the Landlord.

                           ARTICLE XII - SPECIAL PROVISIONS

SECTION 12.01 LEASEHOLD IMPROVEMENT ALLOWANCE

AS AN INDUCEMENT TO ENTER INTO THIS LEASE, THE LANDLORD WILL PAY TO THE TENANT THE FOLLOWING LEASEHOLD IMPROVEMENT ALLOWANCES FOR THE PURPOSE OF CARRYING OUT TENANT'S WORK ON THE PREMISES:

(a)  FIRST LEASEHOLD IMPROVEMENT ALLOWANCE

     WITH RESPECT TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) THE LANDLORD WILL PAY TO THE TENANT THE SUM EQUAL TO TWENTY FIVE DOLLARS ($25.00) PER SQUARE FOOT (PLUS APPLICABLE GOODS AND SERVICE TAX) OF THE RENTABLE AREA OF THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES). THE LANDLORD SHALL, ON NOT MORE THAN THREE SEPARATE OCCASIONS WHILE THE TENANT IS CARRYING OUT ITS LEASEHOLD IMPROVEMENTS WITH RESPECT TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) ADVANCE TO THE TENANT PORTIONS OF THE FIRST LEASEHOLD IMPROVEMENT ALLOWANCE (SUBJECT TO VERIFICATION OF THE RENTABLE AREA OF THE PREMISES) TO BE PAYABLE WITHIN
     TEN BUSINESS DAYS (BEING ANY DAY OTHER THAN SATURDAYS, SUNDAYS OR
     STATUTORY HOLIDAYS) FOLLOWING THE DATE OF THE TENANT'S WRITTEN REQUEST
     FOR SUCH DRAW (AND SUBJECT TO ALL REQUIRED HOLDBACKS UNDER THE
     CONSTRUCTION LIEN ACT (ONTARIO)) SUBJECT TO RECEIPT, REVIEW AND APPROVAL
     BY THE LANDLORD OF EACH OF THE FOLLOWING:

     (i) DELIVERY OF RECEIPTED INVOICES FOR ALL TENANT'S WORK COMPLETED TO DATE OF SUCH DRAW REQUEST;

     (ii) THE TENANT SATISFYING THE LANDLORD THAT THE VALUE OF THE CONSTRUCTION MATERIALS AND THE LABOUR THEREFOR IS COMMENSURATE WITH THE AMOUNTS INVOICED;

     (iii) THE STATEMENT FROM THE TENANT'S CONTRACTOR CERTIFYING THAT THE LEVEL OF WORK HAS BEEN COMPLETED IN RESPECT TO THE CURRENT PROGRESS DRAW;

     (iv) AN INVOICE FROM THE TENANT TO THE LANDLORD INCLUDING THE TENANT'S GOODS AND

            SERVICES TAX REGISTRATION NUMBER.  IN LIEU OF RECEIPTED
            INVOICES FOR THE PERFORMANCE OF THE TENANT'S WORK, THE LANDLORD SHALL ACCEPT UNRECEIPTED INVOICES PROVIDED THAT THE TENANT DELIVERS TO THE LANDLORD, IN ADDITION TO SUCH OTHER REQUIREMENTS SET FORTH IN THIS SECTION 12.01 A STATUTORY DECLARATION BY THE TENANT'S CONTRACTOR THAT ALL SUBCONTRACTORS, THEIR EMPLOYEES AND SUPPLIERS HAVE BEEN PAID, AS WELL AS A DIRECTION TO THE LANDLORD ASSIGNING PAYMENT TO THE TENANT'S CONTRACTOR AND THE TENANT JOINTLY.

     PRIOR TO MAKING THE FINAL ADVANCE OF THE FIRST LEASEHOLD IMPROVEMENT ALLOWANCE, THE TENANT SHALL PROVIDE EACH OF THE FOLLOWING TO THE LANDLORD:

     (v) AS BUILT ARCHITECTURAL, MECHANICAL AND ELECTRICAL DRAWINGS WITH RESPECT TO THE TENANT'S IMPROVEMENTS TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES):

     (vi) COMPLETION OF ALL OF THE TENANT'S LEASEHOLD IMPROVEMENTS IN ACCORDANCE WITH PLANS AND SPECIFICATIONS PROVIDED BY THE TENANT TO THE LANDLORD AND APPROVED BY THE LANDLORD:

     (vii) EVIDENCE SATISFACTORY TO THE LANDLORD THAT ALL ACCOUNTS RELATING TO THE TENANT'S LEASEHOLD IMPROVEMENTS HAVE BEEN PAID AND THAT NO LIENS HAVE OR MAY BE CLAIMED WITH RESPECT THERETO; AND

     (viii) A STATUTORY DECLARATION OF AN OFFICER OF THE TENANT CONFIRMING THAT THERE ARE NO LIENS REGISTERED AGAINST THE PREMISES OR THE BUILDING IN RELATION TO THE TENANT'S WORK ON THE PREMISES.

     THE LANDLORD SHALL ONLY BE REQUIRED TO PAY THE LESSER OF THE FIRST LEASEHOLD IMPROVEMENT ALLOWANCE AND THE TOTAL COST OF THE TENANT'S WORK WITH RESPECT TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES). IN THE EVENT THE TOTAL COST OF THE TENANT'S WORK WITH RESPECT TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) IS LESS THAN THE FIRST LEASEHOLD IMPROVEMENT ALLOWANCE, THE LANDLORD SHALL CREDIT THE TENANT WITH SUCH DIFFERENCE AGAINST THE FIRST RENTS DUE UNDER THE LEASE.

(b)  SECOND LEASEHOLD IMPROVEMENT ALLOWANCE

     WITH RESPECT TO THE FIRST ADDITIONAL PREMISES THE LANDLORD WILL PAY TO THE TENANT THE SUM EQUAL TO TWENTY FIVE DOLLARS ($25.00) PER SQUARE FOOT (PLUS APPLICABLE GOODS AND SERVICE TAX) OF THE RENTABLE AREA OF THE FIRST ADDITIONAL PREMISES. THE LANDLORD SHALL, ON NOT MORE THAN THREE SEPARATE OCCASIONS WHILE THE TENANT IS CARRYING OUT ITS LEASEHOLD IMPROVEMENTS WITH RESPECT TO THE FIRST ADDITIONAL PREMISES ADVANCE TO THE TENANT PORTIONS OF THE SECOND LEASEHOLD IMPROVEMENT ALLOWANCE (SUBJECT TO VERIFICATION OF THE RENTABLE AREA OF THE FIRST ADDITIONAL PREMISES) TO BE PAYABLE WITHIN TEN BUSINESS DAYS FOLLOWING THE DATE OF THE TENANT'S WRITTEN REQUEST FOR SUCH DRAW (AND SUBJECT TO ALL REQUIRED HOLDBACKS UNDER THE CONSTRUCTION LIEN ACT (ONTARIO)) SUBJECT TO RECEIPT, REVIEW AND APPROVAL BY THE LANDLORD OF EACH OF THE FOLLOWING:

     (i) DELIVERY OF RECEIPTED INVOICES FOR ALL TENANT'S WORK COMPLETED TO DATE OF SUCH DRAW REQUEST;

     (ii) THE TENANT SATISFYING THE LANDLORD THAT THE VALUE OF THE CONSTRUCTION MATERIALS AND THE LABOUR THEREFOR IS COMMENSURATE WITH THE AMOUNTS INVOICED;

     (iii) THE STATEMENT FROM THE TENANT'S CONTRACTOR CERTIFYING THAT THE LEVEL OF WORK HAS BEEN COMPLETED IN RESPECT TO THE CURRENT PROGRESS DRAW;

     (iv) AN INVOICE FROM THE TENANT TO THE LANDLORD INCLUDING THE TENANT'S GOODS AND SERVICES TAX REGISTRATION NUMBER. IN LIEU OF RECEIPTED INVOICES FOR THE

            PERFORMANCE OF THE TENANT'S WORK, THE LANDLORD SHALL
            ACCEPT UNRECEIPTED INVOICES PROVIDED THAT THE TENANT DELIVERS TO THE LANDLORD, IN ADDITION TO SUCH OTHER REQUIREMENTS SET FORTH IN THIS
            SECTION 12.01, A STATUTORY DECLARATION BY THE TENANT'S CONTRACTOR THAT ALL SUBCONTRACTORS, THEIR EMPLOYEES AND SUPPLIERS HAVE BEEN PAID, AS WELL AS A DIRECTION TO THE LANDLORD ASSIGNING PAYMENT TO THE TENANT'S CONTRACTOR AND THE TENANT JOINTLY.

     PRIOR TO MAKING THE FINAL ADVANCE OF THE SECOND LEASEHOLD IMPROVEMENT ALLOWANCE, THE TENANT SHALL PROVIDE EACH OF THE FOLLOWING TO THE LANDLORD:

     (v) AS BUILT ARCHITECTURAL, MECHANICAL AND ELECTRICAL DRAWINGS WITH RESPECT TO THE TENANT'S IMPROVEMENTS TO THE FIRST ADDITIONAL PREMISES;

     (vi) COMPLETION OF ALL OF THE TENANT'S LEASEHOLD IMPROVEMENTS IN ACCORDANCE WITH PLANS AND SPECIFICATIONS PROVIDED BY THE TENANT TO THE LANDLORD AND APPROVED BY THE LANDLORD;

     (vii) THE TENANT PRODUCING EVIDENCE SATISFACTORY TO THE LANDLORD THAT ALL ACCOUNTS RELATING TO THE TENANT'S LEASEHOLD IMPROVEMENTS HAVE BEEN PAID AND THAT NO LIENS HAVE OR MAY BE CLAIMED WITH RESPECT THERETO; AND

     (viii) A STATUTORY DECLARATION OF AN OFFICER OF THE TENANT CONFIRMING THAT THERE ARE NO LIENS REGISTERED AGAINST THE FIRST ADDITIONAL PREMISES OR THE BUILDING IN RELATION TO THE TENANT'S WORK.

     THE LANDLORD SHALL NOT BE REQUIRED TO PAY ANY AMOUNT IN EXCESS OF THE SECOND LEASEHOLD IMPROVEMENT ALLOWANCE FOR THE TOTAL COST OF THE TENANT'S WORK WITH RESPECT TO THE FIRST ADDITIONAL PREMISES. IN THE EVENT THE TOTAL COST OF THE TENANT'S WORK WITH RESPECT TO THE FIRST ADDITIONAL PREMISES IS LESS THAN THE SECOND LEASEHOLD IMPROVEMENT ALLOWANCE, THE LANDLORD SHALL CREDIT THE TENANT WITH SUCH DIFFERENCE AGAINST THE NEXT RENTS DUE UNDER THE LEASE.

SECTION 12.02 LANDLORD'S WORK

THE LANDLORD AGREES TO DELIVER THE PREMISES IN BASE BUILDING CONDITION. FOR THE PURPOSES OF THIS LEASE, "BASE BUILDING CONDITION" SHALL MEAN THE REMOVAL OF ALL INTERNAL PARTITIONING, THE INSTALLATION OF T-BAR SUSPENDED CEILING, FLUORESCENT LIGHT FIXTURES, NEW ACOUSTIC CEILING TILES, HORIZONTAL VENETIAN BLINDS, DEMISING WALLS AND ONE ENTRANCE DOOR WITH LOCKSET AND TWO SETS OF KEYS PER FLOOR. IN ADDITION TO THE FOREGOING, THE LANDLORD AGREES TO CARRY OUT THE FOLLOWING WORK IN A GOOD AND WORKMANLIKE MANNER IN COMPLIANCE WITH ALL GOVERNMENTAL REQUIREMENTS HAVING JURISDICTION AND USE ITS REASONABLE BEST EFFORTS TO COMPLETE THE FOLLOWING WORK PRIOR TO JUNE 1, 1997 (OTHER THAN THE WORK WITH RESPECT TO THE FIRST ADDITIONAL PREMISES WHERE THE LANDLORD SHALL USE REASONABLE BEST EFFORT TO COMPLETE BY JUNE 1,1998):

(a)  DELIVERY OF EXISTING ELECTRICAL POWER TO THE PREMISES,

(b) REPLACE ANY DAMAGED OR STAINED ACOUSTIC CEILING TILES IN THE PREMISES WITH NEW CEILING TILES IN THE SAME STYLE OF THE EXISTING TILES CURRENTLY INSTALLED IN THE PREMISES,

(c) PROVIDE AND INSTALL NEW FLUORESCENT FIXTURES COMPLETE WITH NEW DIFFUSERS AND THE BUILDING'S STANDARD BULBS IN A SUFFICIENT QUANTITY TO PROVIDE AT LEAST 50-60 FOOT CANDLES OF LIGHT THROUGHOUT THE PREMISES,

(d) REPAIR OR REPLACE ANY DAMAGED OR MISSING HORIZONTAL VENETIAN WINDOW BLINDS TO ALL EXTERIOR WINDOWS OF THE PREMISES, TO THE BUILDING'S STANDARD,

(e) PROVIDE EMERGENCY AND COMMON AREA LIGHTING TO MEET BUILDING CODE REQUIREMENTS FOR AN OPEN CONCEPT DESIGN,

(f) THE PREMISES (INCLUDING THE FIRST ADDITIONAL PREMISES AND, IF APPLICABLE, THE SPECIAL REFUSAL SPACE) SHALL BE EQUIPPED TO MEET CODE REQUIREMENTS FOR COMMERCIAL OFFICE SPACE AS AT THE APPLICABLE COMMENCEMENT DATE THEREFOR OTHER THAN HANDICAP ACCESSIBILITY AND RELATED ITEMS WHICH HANDICAP ACCESSIBILITY AND RELATED ITEMS, WITHIN THE PREMISES, SHALL BE COMPLETED BY THE TENANT IF REQUIRED BY SUCH CODE REQUIREMENTS SAVE AS PROVIDED IN SUBSECTION 12.02(j),

(g) REMOVE AND DISPOSE OF THE FLOOR COVERINGS CURRENTLY SITUATED ON THE FLOOR OF THE PREMISES,

(h) REPAIR ANY DAMAGED FLOOR SURFACE IN THE PREMISES TO BE READY TO RECEIVE THE TENANT'S FLOOR COVERINGS,

(i) COMPLY WITH THE ONTARIO BUILDING CODE'S REQUIREMENTS FOR HANDICAPPED BARRIER FREE ACCESS TO THE BUILDING,

(j) COMPLY WITH THE ONTARIO BUILDING CODE'S REQUIREMENTS FOR HANDICAPPED BARRIER FREE ACCESS IN THE WASHROOM FACILITIES LOCATED IN THE PREMISES,

(k) DEMISING WALLS AND ENTRANCE/EXIT DOORS FROM THE COMMON AREAS OF THE BUILDING IN ACCORDANCE WITH DESIGN LAYOUTS AGREED UPON BY THE TENANT AND THE LANDLORD; AND

(l) REMOVE ALL OF THE EXISTING INTERIOR PARTITIONING AND CLEAN ALL PERIMETER RADIATOR UNITS, INSIDE AND OUTSIDE.

THE LANDLORD'S WORK SHALL APPLY TO THE PREMISES, TO THE FIRST ADDITIONAL PREMISES AND, IF APPLICABLE, TO THE SPECIAL REFUSAL SPACE (AS DEFINED IN SECTION 12.07).

SECTION 12.03 TENANT'S WORK

THE TENANT SHALL BE RESPONSIBLE FOR THE INSTALLATION AND COST OF ALL LEASEHOLD IMPROVEMENTS INCLUDING WITHOUT LIMITATION, ALL INTERNAL PARTITIONS, FIXTURES, MODIFICATIONS TO THE BUILDING'S SYSTEMS, INSTALLATION OF SPECIAL EQUIPMENT REQUIRED BY THE TENANT, TELEPHONES, FACSIMILES MACHINES OR OTHER SPECIAL COMMUNICATION EQUIPMENT SAVE AND EXCEPT ONLY LANDLORD'S WORK AS SET OUT IN
SECTION 12.02 OF THIS LEASE. THE TENANT SHALL SUBMIT TO THE LANDLORD FOUR SETS OF WORKING DRAWINGS OF ITS PROPOSED IMPROVEMENTS TO THE PREMISES WHICH DRAWINGS MUST BE APPROVED BY THE LANDLORD IN ACCORDANCE WITH SECTION 5.03. ALL TENANT'S WORK SHALL BE CARRIED ON IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THIS LEASE INCLUDING WITHOUT LIMITATION THE REQUIREMENTS OF SECTION 5.03 AND THE TERMS AND PROVISIONS OF THE TENANT LEASEHOLD IMPROVEMENT MANUAL SUPPLIED BY THE LANDLORD. PRIOR TO COMMENCING ANY WORK OR INSTALLATION, THE TENANT SHALL APPLY FOR AND THEREAFTER OBTAIN THE PRIOR WRITTEN APPROVAL OF THE LANDLORD AND SHALL OBTAIN ALL NECESSARY BUILDING PERMITS AND APPROVALS REQUIRED BY THE CITY OF NORTH YORK AND COPIES THEREOF HAVE BEEN PROVIDED TO THE LANDLORD. IF THE TENANT COMMENCES ITS WORK PRIOR TO OBTAINING SUCH PERMITS AND APPROVALS, THE TENANT SHALL BE LIABLE FOR THE COST OF ALL RECTIFICATION REQUIRED BY THE APPLICABLE MUNICIPAL OR GOVERNMENTAL AUTHORITIES IN ORDER TO MEET BUILDING CODE REQUIREMENTS. THE LANDLORD'S APPROVAL SHALL NOT UNREASONABLY WITHHELD OR DELAYED. THE LANDLORD ACKNOWLEDGES THAT PART OF THE TENANT'S WORK TO BE DONE BY THE TENANT AT ITS SOLE COST AND EXPENSE INCLUDES THE INSTALLATION OF AN EMERGENCY BACK UP HEATING, VENTILATING AND AIR CONDITIONING SYSTEM AND GENERATOR. LANDLORD AGREES THAT SUCH INSTALLATION SHALL BE PERMITTED SUBJECT TO ITS CONSENT, NOT TO BE UNREASONABLY WITHHELD OR DELAYED AND SUBJECT TO ALL OTHER REQUIREMENTS UNDER THIS LEASE AND THE LEASEHOLD IMPROVEMENT MANUAL.

SECTION 12.04 EARLY ACCESS AND OCCUPANCY

THE LANDLORD SHALL PERMIT THE TENANT ACCESS TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) NOT LATER THAN JUNE 1, 1997 PROVIDED THAT THE TENANT HAS OBTAINED OR APPLIED FOR ALL REQUIRED APPROVALS IN ACCORDANCE WITH SECTIONS
5.03 AND 12.03 OF THIS LEASE. FROM THE DATE THAT THE LANDLORD PERMITS THE TENANT ACCESS AND FOR A PERIOD OF NINETY (90) DAYS THEREAFTER (THE "FIXTURING PERIOD"), THE TENANT SHALL DILIGENTLY CARRY OUT THE TENANT'S WORK IN ACCORDANCE

WITH THE PROVISIONS OF SECTIONS 5.03 AND 12.03. DURING THE FIXTURING PERIOD, THE TENANT SHALL NOT BE REQUIRED TO PAY NET RENT, ITS PROPORTIONATE SHARE OF TAXES, OPERATING COSTS, UTILITIES, HOISTING CHARGES, SECURITY OR OTHER SPECIAL COSTS PROVIDED THAT THE TENANT SHALL BE BOUND BY AND PERFORM ALL OTHER OBLIGATION UNDER THIS LEASE. PROVIDED THE TENANT SHALL HAVE COMPLETED ALL THE TENANT'S WORK IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE AND THE TENANT LEASEHOLD IMPROVEMENT MANUAL, THE TENANT SHALL BE PERMITTED TO CARRY ON BUSINESS IN THE PREMISES DURING THE REMAINDER OF THE FIXTURING PERIOD (OTHER THAN THE FIRST ADDITIONAL PREMISES). FROM AND INCLUDING THE COMMENCEMENT DATE, THE TENANT SHALL BEGIN MAKING ALL REQUIRED PAYMENTS OF NET RENT AND ITS PROPORTIONATE SHARE OF TAXES, OPERATING COSTS AND UTILITIES IN ACCORDANCE WITH THE PROVISIONS OF THIS LEASE. IN THE EVENT THE LANDLORD HAS NOT COMPLETED ITS WORK SET OUT IN SECTION 12.02 WITH RESPECT TO THE PREMISES (OTHER THAN THE FIRST ADDITIONAL PREMISES) ON OR BEFORE JUNE 1, 1997, TO PERMIT THE TENANT ACCESS ON OR BEFORE SUCH DATE, THE TENANT SHALL BE PERMITTED ACCESS ON SUCH SUBSEQUENT DATE ON WHICH THE LANDLORD SHALL HAVE COMPLETED ITS WORK (THE "COMPLETION DATE") AND

(a) THE FIXTURING PERIOD SHALL COMMENCE ON THE COMPLETION DATE AND END ON THE NINETIETH (90TH) DAY AFTER THE COMPLETION DATE;

(b) THE COMMENCEMENT DATE SHALL BE ON THE DAY NEXT FOLLOWING THE EXPIRY OF THE FIXTURING PERIOD,

(c) THE DATES FOR THE PAYMENT OF NET RENT IN SECTIONS 2.02(a), (b) AND (c) SHALL BE POSTPONED FOR CORRESPONDING PERIODS OF TIME AND

(d)  THE DATE IN SECTION 12.05(c) AND THE TERMINATION DATE REFERRED TO IN
     SECTION 12.05 SHALL BE POSTPONED FOR CORRESPONDING PERIODS OF TIME.

ON OR BEFORE THE COMMENCEMENT DATE, THE LANDLORD AND TENANT SHALL ENTER INTO A WRITTEN AGREEMENT CONFIRMING SUCH CHANGES AND POSTPONEMENTS (IF ANY) WITH RESPECT TO THE COMMENCEMENT DATE AND OTHER DATES. SAVE AND EXCEPT AS SET OUT IN THIS SECTION 12.04, THE TENANT ACKNOWLEDGES THAT IT HAS NO OTHER REMEDY AGAINST THE LANDLORD WITH RESPECT TO ANY DELAY IN THE COMMENCEMENT OF THE FIXTURING PERIOD PROVIDED SUCH DELAY DOES NOT EXCEED THIRTY (30) DAYS.

SECTION 12.05 TERMINATION RIGHT

PROVIDED THAT:

(a) THERE IS NOT AN EVENT OF DEFAULT WHICH IN THE REASONABLE OPINION OF THE LANDLORD IS MATERIAL,

(b) THERE HAS NOT BEEN AN ASSIGNMENT OF THE LEASE EXCEPT TO A RELATED TRANSFEREE, AND

(c) THE TENANT HAS GIVEN THE LANDLORD WRITTEN NOTICE ON OR BEFORE MARCH 1, 2002 SPECIFYING WHAT PART OF THE PREMISES THE TENANT INTENDS TO SURRENDER (THE "SURRENDERED PREMISES")

THEN THE TENANT SHALL HAVE THE RIGHT TO SURRENDER TO THE LANDLORD THE SURRENDERED PREMISES EFFECTIVE ON SEPTEMBER 1, 2002 (THE "TERMINATION DATE"). ON OR BEFORE THE TERMINATION DATE, THE TENANT SHALL PAY TO THE LANDLORD BY WAY OF CERTIFIED CHEQUE OR BANK DRAFT A TERMINATION FEE EQUAL TO $30.00 PER SQUARE FOOT OF THE RENTABLE AREA OF THE SURRENDERED PREMISES AND SHALL EXECUTE THE LANDLORD'S REASONABLE FORM OF SURRENDER AGREEMENT WITH RESPECT TO THE SURRENDERED PREMISES WHICH SHALL INCLUDE WITHOUT LIMITATION RECIPROCAL RELEASES. IN THE EVENT THE SURRENDERED PREMISES CONSTITUTE PART OF A FLOOR, THE LANDLORD AND TENANT SHALL MUTUALLY AGREE, BOTH ACTING REASONABLY, AS TO THE AREA AND LOCATION OF SUCH SURRENDERED PREMISES. IN THE EVENT THE LANDLORD AND TENANT HAVE NOT MUTUALLY AGREED AS TO THE AREA AND LOCATION OF SUCH SURRENDERED PREMISES ON OR BEFORE THE SIXTIETH (60TH) DAY PRIOR TO THE TERMINATION DATE, EITHER THE LANDLORD OR THE TENANT MAY BY WRITTEN NOTICE REQUIRE ARBITRATION OF THE ISSUE WHEREUPON THE PARTIES SHALL JOINTLY APPOINT A SINGLE ARBITRATOR. IF THE PARTIES ARE UNABLE TO

AGREE UPON AN ARBITRATOR, EITHER PARTY MAY APPLY TO A JUDGE OF THE ONTARIO COURT (GENERAL DIVISION) TO MAKE SUCH APPOINTMENT. THE DECISION OF THE ARBITRATOR SO APPOINTED SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO WITH NO RIGHT TO APPEAL OR TO SEEK LEAVE TO APPEAL THEREFROM. IT IS UNDERSTOOD AND AGREED THAT THE ARBITRATOR SHALL BE QUALIFIED BY EDUCATION, EXPERIENCE AND TRAINING TO MAKE A DECISION ON THE MATTER BEING ARBITRATED. THE PARTIES COVENANT THAT THEIR DISPUTES SHALL BE SO DECIDED BY ARBITRATION ALONE AND NOT BY RECOURSE TO ANY COURT OR ACTION OF LAW. THE ARBITRATION SHALL BE CARRIED OUT PURSUANT TO THE PROVISIONS OF THE ARBITRATIONS ACT S.O. 1991 C.17 AS AMENDED OR REPLACED. THE EXPENSES OF ARBITRATION SHALL BE BORNE EQUALLY BY THE LANDLORD AND TENANT EXCEPT THAT EACH PARTY SHALL BE RESPONSIBLE FOR ITS RESPECTIVE SOLICITORS' FEES AND WITNESSES. THE TENANT SHALL LEAVE THE SURRENDERED PREMISES IN GOOD AND SUBSTANTIAL REPAIR (REASONABLE WEAR AND TEAR EXCEPTED) AND REPAIR ALL DAMAGE TO THE AREAS OUTSIDE THE PREMISES RESULTING OR ARISING FROM THE TENANT'S VACATING THE SURRENDERED PREMISES IN ACCORDANCE WITH ITS OBLIGATIONS UNDER THE LEASE.

SECTION 12.06 RENEWAL OPTIONS

PROVIDED THAT:

(a) THERE IS NOT AN EVENT OF DEFAULT, WHICH IN THE REASONABLE OPINION OF THE LANDLORD IS MATERIAL,

(b)  THERE HAS NOT BEEN AN ASSIGNMENT OF THE LEASE EXCEPT TO A RELATED
     TRANSFEREE,

(c) THE TENANT HAS GIVEN WRITTEN NOTICE TO THE LANDLORD NO EARLIER THAN TWELVE MONTHS AND NO LATER THAN SIX MONTHS PRIOR TO THE EXPIRATION OF THE TERM (OR THE TERM AS RENEWED, AS THE CASE MAY BE)

THEN THE TENANT SHALL HAVE TWO SUCCESSIVE RIGHTS TO RENEW THE TERM FOR A PERIOD OF FIVE YEARS EACH, SUCH RENEWALS TO COMMENCE UPON THE EXPIRATION OF THE TERM (OR THE TERM AS RENEWED, AS THE CASE MAY BE) AND THIS LEASE AND ALL OF ITS TERMS SHALL CONTINUE IN FULL FORCE AND EFFECT DURING SUCH RENEWAL PERIODS, EXCEPT
THAT:

(d) THE TENANT SHALL NOT BE ENTITLED TO ANY RENT FREE OR RENT REDUCED PERIODS, LANDLORD'S WORK, LEASEHOLD IMPROVEMENT ALLOWANCES OR OTHER INDUCEMENTS,

(e) THE TENANT SHALL NOT HAVE ANY FURTHER OPTION TO EXTEND THE TERM FOLLOWING THE EXERCISE, IF ANY, OF THE FOREGOING TWO RENEWAL OPTIONS,

(f) DURING EACH RENEWAL, THE TENANT SHALL PAY A NET RENT BASED ON THE THEN CURRENT FAIR MARKET RENT FOR THE PREMISES TAKING INTO ACCOUNT THAT THERE IS NO BROKERAGE COMMISSION AND THAT THE TENANT IS RECEIVING NO TENANT INDUCEMENTS AND TAKING INTO CONSIDERATION UNIMPROVED PREMISES SIMILAR TO THE PREMISES IN AN UNIMPROVED CONDITION WHICH ARE COMPARABLE IN SIZE, LOCATION, TYPE AND CONDITION FOR TENANTS LEASING SIMILAR PREMISES OF A SIMILAR SIZE AND TERM. IN THE EVENT THAT SUCH RENT HAS NOT BEEN AGREED UPON BY THE PARTIES FOUR MONTHS PRIOR TO THE COMMENCEMENT DATE OF THE RENEWAL TERM, EITHER PARTY MAY BY WRITTEN NOTICE REQUIRE ARBITRATION OF THE ISSUE, WHEREUPON THE PARTIES SHALL JOINTLY APPOINT A SINGLE ARBITRATOR. IF THE PARTIES ARE UNABLE TO AGREE UPON AN ARBITRATOR, EITHER PARTY MAY APPLY TO A JUDGE OF THE ONTARIO COURT (GENERAL DIVISION) TO MAKE SUCH APPOINTMENT. THE DECISION OF THE ARBITRATOR SO APPOINTED AS TO SUCH FAIR MARKET RENT SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO WITH NO RIGHT TO APPEAL OR TO SEEK LEAVE TO APPEAL THEREFROM. THE PARTIES COVENANT THAT THEIR DISPUTES SHALL BE SO DECIDED BY ARBITRATION ALONE AND NOT BY RECOURSE TO ANY COURT OR ACTION OF LAW. IN RENDERING ITS DECISION, THE ARBITRATOR SHALL APPLY AND HAVE REGARD TO THE CRITERIA FOR ESTABLISHING THE FAIR MARKET RENT SET OUT IN THIS SECTION 12.06. THE ARBITRATION SHALL BE CARRIED OUT PURSUANT TO THE PROVISIONS OF THE ARBITRATIONS ACT, S.O. 1991 c.17 AS AMENDED OR REPLACED. THE EXPENSES OF ARBITRATION SHALL BE BORNE EQUALLY BY THE LANDLORD AND THE TENANT EXCEPT THAT EACH PARTY SHALL BE RESPONSIBLE FOR ITS RESPECTIVE SOLICITOR'S FEES AND WITNESSES. IT IS UNDERSTOOD AND AGREED THAT THE ARBITRATOR SHALL BE QUALIFIED BY

     EDUCATION, EXPERIENCE AND TRAINING TO MAKE A DECISION ON THE MATTER BEING ARBITRATED,

(h)  FAILING WRITTEN NOTIFICATION TO THE LANDLORD IN ACCORDANCE WITH THIS
     SECTION 12.06, THE TENANT'S RENEWAL OPTIONS SHALL BE NULL AND VOID,

(i) THE LANDLORD MAY, AT ITS OPTION, REQUIRE THE TENANT TO EXECUTE THE LANDLORD'S FORM OF LEASE RENEWAL AGREEMENT IN ORDER TO CONFIRM ONLY THE NET RENT PAYABLE DURING EACH OF SUCH RENEWALS,

(j)  FOR THE PURPOSES OF CLARITY, THE NET RENT DETERMINED UNDER THIS SECTION
     12.06 SHALL BE THE NET RENT UNDER THE LEASE AS AND WHEN RENEWED.

SECTION 12.07 FIRST REFUSAL RIGHT

IN THIS SECTION 12.07:

"REFUSAL SPACE" MEANS ANY OFFICE SPACE ON FLOORS 1, 2, 3, 4 OR 5 OF THE BUILDING THAT ARE NOT PART OF THE PREMISES OR THE FIRST ADDITIONAL PREMISES AND FROM AND INCLUDING JUNE 2, 1998, SHALL INCLUDE FOR GREATER CERTAINTY THE SPECIAL REFUSAL SPACE.

"SPECIAL REFUSAL SPACE" MEANS ANY OFFICE SPACE ON THE 4TH FLOOR OF THE BUILDING THAT IS NOT PART OF THE FIRST ADDITIONAL PREMISES.

(a)  PROVIDED THAT:

     (i) THERE IS NOT AN EVENT OF DEFAULT WHICH IN THE REASONABLE OPINION OF THE LANDLORD IS MATERIAL, AND

     (ii) THERE HAS NOT BEEN AN ASSIGNMENT OF THE LEASE EXCEPT TO A RELATED TRANSFEREE,

     THEN, SUBJECT TO THE EXISTING RIGHTS OF EXISTING TENANTS OF THE BUILDING AS OF MARCH 26, 1997 WITH RESPECT TO THE REFUSAL SPACE AND SPECIAL REFUSAL SPACE AS ALREADY DISCLOSED BY THE LANDLORD TO THE TENANT IN WRITING, THE TENANT SHALL HAVE THE RIGHTS SET OUT IN THIS SECTION 12.07.

(b) PROVIDED THE TENANT HAS GIVEN WRITTEN NOTICE TO THE LANDLORD ON OR BEFORE JUNE 1, 1998 THAT THE TENANT REQUIRES THE SPECIAL REFUSAL SPACE, THE LANDLORD SHALL LEASE THE SPECIAL REFUSAL SPACE TO THE TENANT COMMENCING SEPTEMBER 1, 1998 ON THE SAME TERMS AND PROVISIONS AS IN THIS LEASE INCLUDING THE NINETY (90) DAY FIXTURING PERIOD AND THE LEASEHOLD IMPROVEMENT ALLOWANCE AS SET OUT IN SECTION 12.01 OF THIS LEASE SAVE AND EXCEPT THE NET RENT FOR THE SPECIAL REFUSAL SPACE WHICH SHALL BE AS
     FOLLOWS:

     (i) FROM SEPTEMBER 1, 1998 TO AUGUST 31, 2002, BOTH INCLUSIVE, THE SUM OF TWO HUNDRED AND TWENTY FIVE THOUSAND DOLLARS ($225,000.00) PER ANNUM PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF EIGHTEEN THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS ($18,750.00) EACH IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH DURING SUCH PERIOD OF THE TERM. THE NET RENT FOR SUCH PERIOD OF THE TERM IS BASED ON AN ANNUAL RATE OF TWELVE DOLLARS AND FIFTY CENTS ($12.50) PER SQUARE FOOT OF THE RENTABLE AREA OF THE SPECIAL REFUSAL SPACE,

     (ii) FROM SEPTEMBER 1, 2002 TO AUGUST 31, 2007, BOTH INCLUSIVE, THE SUM OF TWO HUNDRED AND THIRTY FOUR THOUSAND DOLLARS ($234,000,000.00) PER ANNUM PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF NINETEEN THOUSAND FIVE HUNDRED DOLLARS ($19,500.00) EACH IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH DURING SUCH PERIOD OF THE TERM. THE NET RENT FOR SUCH PERIOD OF THE TERM IS BASED ON AN ANNUAL RATE OF THIRTEEN DOLLARS ($13.00) PER SQUARE FOOT OF THE RENTABLE AREA OF THE SPECIAL REFUSAL SPACE,

     IF THE TENANT FAILS TO GIVE SUCH NOTICE ON OR BEFORE JUNE 1, 1998 FOR THE SPECIAL REFUSAL SPACE, THE TENANT'S RIGHT TO LEASE THE SPECIAL REFUSAL SPACE PURSUANT TO THIS SUBSECTION 12.07(b) SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT WITHOUT PREJUDICE TO THE TENANT'S RIGHTS UNDER SUBSECTION 12.07(c),

(c) IF AT ANY TIME AFTER MARCH 26, 1997 OR DURING THE TERM OR ANY RENEWAL THEREOF, THE LANDLORD RECEIVES A BONA FIDE THIRD PARTY OFFER (THE "OFFER") WHICH THE LANDLORD IS PREPARED TO ACCEPT OR HAS ACCEPTED CONDITIONALLY WITH RESPECT TO ALL OR ANY PART OF THE REFUSAL SPACE, THE LANDLORD WILL GIVE WRITTEN NOTICE TO THE TENANT OF THE TERMS OF THE OFFER AND OFFER THE SAME TO THE TENANT ON THE SAME TERMS AS THE OFFER. THE TENANT SHALL HAVE FIVE BUSINESS DAYS FOLLOWING RECEIPT OF SUCH NOTICE TO ACCEPT SUCH OFFER BY WRITTEN NOTICE TO THE LANDLORD SAVE AND EXCEPT ONLY THE TERM WHICH SHALL BE CO-TERMINUS WITH THE TERM AND RENT AND OTHER PAYMENTS SHALL BE PRORATED TO REFLECT THE TERM REMAINING. IN THE EVENT THE TENANT FAILS TO ACCEPT SUCH OFFER WITHIN SUCH TIME, THE LANDLORD SHALL BE AT LIBERTY TO ACCEPT THE OFFER AND THE TENANT'S RIGHT OF FIRST REFUSAL WITH RESPECT TO SUCH PART OF THE REFUSAL SPACE SET OUT IN THE OFFER SHALL BE NULL AND VOID AND OF NO FURTHER FORCE OR EFFECT WITHOUT PREJUDICE TO THE TENANT'S RIGHTS UNDER THIS SUBSECTION 12.07(c) WITH RESPECT TO ANY REMAINING REFUSAL SPACE,

(d) IF AT ANY TIME ON OR BEFORE MAY 26, 1998, THE LANDLORD RECEIVES A BONA FIDE THIRD PARTY OFFER WITH RESPECT TO THE WHOLE OF THE SPECIAL REFUSAL SPACE (THE "SPECIAL OFFER") WHICH THE LANDLORD IS PREPARED TO ACCEPT OR HAS ACCEPTED CONDITIONALLY, THE LANDLORD WILL GIVE WRITTEN NOTICE TO THE TENANT OF THE TERMS OF THE SPECIAL OFFER AND OFFER THE SAME TO THE TENANT ON THE SAME TERMS AS THE SPECIAL OFFER. THE TENANT SHALL HAVE FIVE (5) BUSINESS DAYS FOLLOWING RECEIPT OF SUCH NOTICE TO:

     (i) ACCEPT SUCH OFFER BY WRITTEN NOTICE TO THE LANDLORD SAVE AND EXCEPT ONLY THE TERM WHICH SHALL BE CO-TERMINUS WITH THE TERM AND RENT AND OTHER PAYMENTS WHICH SHALL BE PRORATED TO REFLECT THE TERM REMAINING, OR

     (ii) GIVE WRITTEN NOTICE TO THE LANDLORD REQUIRING THE LANDLORD TO LEASE THE SPECIAL REFUSAL SPACE TO THE TENANT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.07(b).

     IN THE EVENT THE TENANT FAILS TO ACCEPT SUCH OFFER OR FAILS TO GIVE SUCH NOTICE WITHIN SUCH TIME, THE LANDLORD SHALL BE AT LIBERTY TO ACCEPT THE SPECIAL OFFER AND THE TENANT'S RIGHT OF FIRST REFUSAL PURSUANT TO THIS
     SECTION 12.07(d) AND THE TENANT'S RIGHTS UNDER SECTION 12.07(b) SHALL BE NULL AND VOID AND OF NO FURTHER FORCE OR EFFECT WITHOUT PREJUDICE TO THE TENANT'S RIGHTS UNDER SUBSECTION 12.07(c) WITH RESPECT TO ANY REMAINING REFUSAL SPACE.

SECTION 12.08 SIGNAGE

IN ADDITION TO THE TENANT'S RIGHTS SET OUT IN PARAGRAPH 12 OF SCHEDULE "D" (RULES AND REGULATIONS) THE LANDLORD AGREES TO PROVIDE THE TENANT WITH SIGNAGE ON THE EXISTING PODIUM SIGN AT THE FRONT OF THE BUILDING AT THE TENANT'S SOLE COST AND EXPENSE. THE LANDLORD WARRANTS THAT AS AT THE DATE OF THIS LEASE, NO TENANT IN THE BUILDING IS PERMITTED SIGNAGE ON THE FACIA OF THE BUILDING PURSUANT TO ANY RIGHTS GRANTED BY THE LANDLORD. PROVIDED THAT THE TENANT IS IN OCCUPANCY AND CARRYING ON BUSINESS ON AT LEAST TWO FULL FLOORS IN THE BUILDING, THE LANDLORD AGREES THAT THE TENANT SHALL HAVE THE RIGHT OF FIRST REFUSAL TO ATTACH ITS SIGNAGE AT THE TENANT'S SOLE COST AND EXPENSE ON THE FACIA OF THE BUILDING IF THE LANDLORD AT ANY TIME IN THE FUTURE GRANTS SUCH RIGHT TO ANY OTHER PERSON. ALL TENANT'S SIGNAGE SHALL BE INSTALLED AND MAINTAINED IN FULL COMPLIANCE WITH AND SUBJECT TO ALL APPLICABLE BYLAWS AND OTHER GOVERNMENTAL REQUIREMENTS AND SHALL BE REMOVED AT THE EXPIRY OR OTHER TERMINATION OF THE TERM AT THE SOLE COST AND EXPENSE OF THE TENANT AND ALL DAMAGE CAUSED BY SUCH REMOVAL SHALL BE REPAIRED TO THE REASONABLE SATISFACTION OF THE LANDLORD.

SECTION 12.09 PARKING

THE LANDLORD AGREES TO MAKE AVAILABLE TO THE TENANT DURING THE TERM, ONE UNRESERVED, INDOOR PARKING PERMIT FOR THE PARKING FACILITY PROVIDED FOR THE BUILDING WITHIN THE DEVELOPMENT FOR EACH 750 SQUARE FEET OF RENTABLE AREA LEASED BY THE TENANT IN THE BUILDING. THE TENANT SHALL PAY PARKING FEES TO THE LANDLORD (OR TO THE PARKING OPERATOR IF THE LANDLORD SO DIRECTS) THROUGHOUT THE TERM AT THE PREVAILING RATES BEING CHARGED FOR PARKING PERMITS IN THE PARKING FACILITY FROM TIME TO TIME. EACH SUCH PAYMENT SHALL BE MADE IN ADVANCE ON THE FIRST DAY OF EACH MONTH THROUGHOUT THE TERM. THE USE OF EACH PARKING PERMIT BY THE TENANT IS SUBJECT TO THE FOLLOWING:

(a)  ONE VEHICLE SHALL BE SPECIFICALLY DESIGNATED BY THE TENANT FOR EACH
     PERMIT;

(b) THE LANDLORD RESERVES THE RIGHT TO MAKE SUCH REASONABLE RULES AND REGULATIONS WITH RESPECT TO THE USE OF THE PARKING FACILITY PROVIDED FOR THE BUILDING AS THE LANDLORD DEEMS ADVISABLE FROM TIME TO TIME;

(c) THE USE BY THE TENANT OF THE PARKING FACILITY IS SUBJECT TO THE EXCLUSIVE CONTROL OF THE LANDLORD;

(d)  THE TENANT SHALL USE THE PARKING FACILITY AT ITS SOLE
     RISK;

(e) THE USE OF THE PARKING FACILITY AFTER NORMAL BUSINESS HOURS SHALL BE ON A FIRST COME, FIRST SERVED BASIS.

SECTION 12.10 IRREVOCABLE LETTER OF CREDIT

ON OR BEFORE THE COMMENCEMENT DATE, THE TENANT SHALL PROVIDE TO THE LANDLORD AN IRREVOCABLE LETTER OF CREDIT IN THE AMOUNT OF $500,000.00 IN THE FORM ATTACHED HERETO AS SCHEDULE "E".

IN WITNESS WHEREOF the Landlord and Tenant have signed this Lease under seal.


                              YCC LIMITED
                              ------------------------------------------------
                                                                    (Landlord)


                              Per: [ILLEGIBLE]
                                   -------------------------------------------
                                   Authorized Signature



                              Per: [ILLEGIBLE]
                                   -------------------------------------------
                                   Authorized Signature


                              LONDON LIFE INSURANCE COMPANY
                              ------------------------------------------------
                                                                    (Landlord)


                              Per: /s/ JONATHAN BUTTON
                                   -------------------------------------------
                                   Authorized Signature
                                   Jonathan Button
                                   Director of Real Estate


                              Per: /s/ PHILIP GUNN
                                   -------------------------------------------
                                   Authorized Signature
                                   Philip Gunn
                                   Manager of Finance



                              LOYALTY MANAGEMENT GROUP CANADA INC
                              ------------------------------------------------
                                                                       (Tenant)


                              Per: [ILLEGIBLE]
                                   -------------------------------------------
                                   Authorized Signature



                              Per: [ILLEGIBLE]
                                   -------------------------------------------
                                   Authorized Signature


                                  I/We have authority to bind the corporation

                      SCHEDULE "A" - LEGAL DESCRIPTION OF LANDS

ALL AND SINGULAR that certain parcel or tract of land and premises situate, lying and being in the City of North York, in the Municipality of Metropolitan Toronto, and being composed of the whole of Lots 124, 125 and 126 and part of Lots 116, 117, 118, 119, 120, 121, 122, 123, 127, 128, 135, 136, 137, 138, 139,
140 and 141 and part of John Street and the Lane, both as stopped up and closed by By-law No. 28571 of The Corporation of the City of North York registered in the Land Registry Office for the Registry Division of Toronto Boroughs as Instrument Number T.B. 44348, all according to Plan 204 registered in the Land Registry Office for the Registry Division of Toronto Boroughs, which said lands are designated as Parts 1 and 2 on a Plan of Survey deposited in the Land Registry Office for the Land Titles Division of Metropolitan Toronto as Plan 66R-13654.

TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS over, along and upon the following described lands:

FIRSTLY: Those parts of lots 117, 118 and 119 according to Plan 204 registered in the Land Registry Office for the Registry Division of Toronto Boroughs, designated as Part 10 on a Plan of Survey deposited in the Land Registry Office for the Land Titles Division of Metropolitan Toronto as Plan 66R-13183, as more fully described in Transfer No. C-29836;

SECONDLY: Those parts of Lots 140 and 141 on said Plan 204 and that part of Lot 11, Concession 1 West of Yonge Street of the Geographic Township of North York designated as Part 3 on a Plan of Survey deposited in the said Land Titles Office as Plan 66R-13402, as more fully described in Transfer No. C-29836;

THIRDLY: That part of Lot 12 in Concession 1 West of Yonge Street designated as Parts 14 and 15 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13391, as more fully described in Transfer No. C-29836;

FOURTHLY: That part of John Street on said Plan 204, stopped up and closed by By-law No. 28571 of the Corporation of the City of North York registered in the Land Registry Office for the Registry Division of Toronto Boroughs as Instrument Number T.B. 44348, designated as Part 2 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13402, as more fully described in Transfer No. C-29836;

FIFTHLY:    That part of Carson Crescent on Plan 3251, registered in the Land
Registry Office for the Registry Division of Toronto Boroughs, as stopped up and closed by the said By-law No. 28571 of The Corporation of the City of North York registered as Instrument No. T.B. 44348 in the Land Registry Office for the Registry Division of Toronto Boroughs, designated as Parts 8, 9, 10 and 11 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13391, as more fully described in Transfer No. C-29836.

TOGETHER WITH A RIGHT-OF-WAY AND EASEMENT in perpetuity over, along and upon those parts of Carson Crescent according to said Plan 3251, stopped up and closed by By-law No. 28571 of The Corporation of the City of North York registered as Instrument Number T.B. 44348 designated as Parts 2, 3, 4 and 5 on Plan 66R-13391 for all vehicular and pedestrian traffic, as more particularly set out in C-29836.

TOGETHER WITH AN EASEMENT in perpetuity over, along and upon said Parts 2, 3, 4 and 5 on Plan 66R-13391 for the purpose of entering, constructing, maintaining, inspecting, altering and repairing a roadway thereon, as more particularly set out in C-29836.

TOGETHER WITH A RIGHT-OF-WAY AND EASEMENT in perpetuity at all times over, along and upon that part of Lot 12 in Concession 1 West of Yonge Street designated as
Part 12 on Plan 66R-13391 for vehicular and pedestrian traffic, as more particularly set out in C-29836.

TOGETHER WITH AN EASEMENT in perpetuity over, along and upon said Part 12 on Plan 66R-13391 for the purpose of entering, constructing, maintaining, inspecting, altering and repairing a roadway thereon, as more particularly set out in C-29836.

TOGETHER WITH A TEMPORARY EASEMENT, together with all necessary machinery, material, vehicles and equipment to enter in, over, along and upon that part of Carson Crescent according to Plan 3251 in the Municipality of Metropolitan Toronto registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64), as stopped up and closed by North York By-law 28571 enacted and passed 7/9/82 registered as Instrument No. T.B. 44348 1/10/82 and designated as Part 1 on Plan 64R-9654 for the purpose of gaining access for constructing, operating, inspecting, maintaining, repairing, altering, reconstructing and/or replacing the storm sewers and related appurtenances incidental thereto in, under and upon that part of Block A according to Plan 3371 and that part of Lot 12 in concession 1 West of Yonge Street designated as Parts 2 and 3 on Plan 64R-9654 for the term of the earlier of 3 years from 18/1/83 or the completion of construction of the said storm sewer and appurtenances thereto with the terms and conditions, as more particularly set out in C-51819.

TOGETHER WITH AN EXCLUSIVE EASEMENT and right in the nature of an easement in perpetuity in, under, along, upon and across that part of Block A according to Plan 3371 in the Municipality of Metropolitan Toronto and part of Lot 12 in Concession 1 West of Yonge Street in the said Municipality of Metropolitan Toronto registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64), designated as Part 3 on Plan 64R-9654 for the purposes of constructing, operating, inspecting, maintaining, repairing, altering, reconstructing and/or replacing an Outfall Storm Sewer to the Don River and all appurtenances thereto as may be required from time to time, together with all machinery, materials, vehicles and equipment as may be necessary for the enjoyment of the said right and easement, as more particularly set out in C-51820.

TOGETHER WITH A TEMPORARY EASEMENT to enter in, over, along and upon that part of Block A according to said Plan 3371 designated as Part 2 on Plan 64R-9654 together with all machinery, materials, vehicles and equipment for the purpose of access in connection with the permanent easement to construct the said Outfall Storm Sewer and all appurtenances thereto until all construction has been completed in, upon, under and across the lands in the permanent easement above described and the lands in the temporary easement above described have been restored as nearly as possible to their previous condition, as more particularly set out in C-51820.

TOGETHER WITH A TEMPORARY EASEMENT for installing and maintaining landscaping in, over and upon part of Lot 11, Concession 1, West of Yonge Street, in the City of North York and parts of Lots 103, 104 and 105 on Plan 204 (City of North
York) registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64) designated as Part 2 on Plan 64R-10359 deposited in the said Office, with the rights, terms, conditions and covenants and with the commencement and expiry dates as more particularly set out in Instrument T.B. 223174 attached to C-187041.

                     SCHEDULE "A-1" - LEGAL DESCRIPTION OF LANDS

ALL AND SINGULAR that certain parcel or tract of land and premises situate, lying and being in the City of North York, in the Municipality of Metropolitan Toronto, and being composed of the whole of Lots 8, 9, 10, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23 and 24 and part of Lot 7, and part of Carson Crescent, as stopped up and closed by By-law No. 28571 of The Corporation of the City of North York, all according to Plan 3251 registered in the Land Registry office for the Registry Division of Toronto Boroughs, and part of Block A according to Plan 3371 registered in the said Land Registry Office, and parts of Lots 11 and 12 in Concession 1 West of Yonge Street of the geographic Township of North York, and the whole of lots 129, 130 and 142 and part of Lots 122, 123, 127, 128, 131, 132, 133, 134, 135, 136, 137, 138, 139, 140 and 141 and part of the reserve and part of John Street, as stopped up and closed by By-law No. 28571 of The Corporation of the City of North York, and part of the Five Foot Reserve at the western end of John Street, as established and laid out as a part of John Street by By-law No. 28514 of the Corporation of the City of North York, as stopped up and closed by By-law No. 28571 of The Corporation of the City of North York, all according to Plan 204 registered in the said Registry Office, which lands are designated as Part 3 on a Plan of Survey deposited in the Land Registry Office for the Land Titles Division of Metropolitan Toronto as Plan 66R-13654.

TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS over, along and upon the following described lands:

FIRSTLY: Those parts of lots 117, 118 and 119 according to Plan 204 registered in the Land Registry Office for the Registry Division of Toronto Boroughs, designated as Part 10 on a Plan of Survey deposited in the Land Registry Office for the Land Titles Division of Metropolitan Toronto as Plan 66R-13183, as more fully described in Transfer No. C-29836;

SECONDLY: Those parts of Lots 140 and 141 on said Plan 204 and that part of Lot 11, Concession 1 West of Yonge Street of the Geographic Township of North York designated as Part 3 on a Plan of Survey deposited in the said Land Titles Office as Plan 66R-13402, as more fully described in Transfer No. C-29836;

THIRDLY: That part of Lot 12 in Concession 1 West of Yonge Street designated as Parts 14 and 15 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13391, as more fully described in Transfer No. C-29836;

FOURTHLY: That part of John Street on said Plan 204, stopped up and closed by By-law No. 28571 of the Corporation of the City of North York registered in the Land Registry Office for the Registry Division of Toronto Boroughs as Instrument Number T.B. 44348, designated as Part 2 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13402, as more fully described in Transfer No. C-29836;

FIFTHLY: That part of Carson Crescent on Plan 3251, registered in the Land Registry Office for the Registry Division of Toronto Boroughs, as stopped up and closed by the said By-law No. 28571 of The Corporation of the City of North York registered as Instrument No. T.B. 44348 in the Land Registry Office for the Registry Division of Toronto Boroughs, designated as Parts 8, 9, 10 and 11 on a Plan of Survey deposited in the said Land Titles Office as Plan No. 66R-13391, as more fully described in Transfer No. C-29836.

TOGETHER WITH A RIGHT-OF-WAY AND EASEMENT in perpetuity over, along and upon those parts of Carson Crescent according to said Plan 3251, stopped up and closed by By-law No. 28571 of The Corporation of the City of North York registered as Instrument Number T.B. 44348 designated as Parts 2, 3, 4 and 5 on Plan 66R-13391 for all vehicular and pedestrian traffic, as more particularly set out in C-29836.

TOGETHER WITH AN EASEMENT in perpetuity over, along and upon said Parts 2, 3, 4 and 5 on Plan 66R-13391 for the purpose of entering, constructing, maintaining, inspecting, altering and repairing a roadway thereon, as more particularly set out in C-29836.

TOGETHER WITH A RIGHT-OF-WAY AND EASEMENT in perpetuity at all times over, along and upon that part of Lot 12 in Concession 1 West of Yonge Street designated as
Part 12 on Plan 66R-13391 for vehicular and pedestrian traffic, as more particularly set out in C-29836.

TOGETHER WITH AN EASEMENT in perpetuity over, along and upon said Part 12 on Plan 66R-13391 for the purpose of entering, constructing, maintaining, inspecting, altering and repairing a roadway thereon, as more particularly set out in C-29836.

TOGETHER WITH A TEMPORARY EASEMENT, together with all necessary machinery, material, vehicles and equipment to enter in, over, along and upon that part of Carson Crescent according to Plan 3251 in the Municipality of Metropolitan Toronto registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64), as stopped up and closed by North York By-law 28571 enacted and passed 7/9/82 registered as Instrument No. T.B. 44348 1/10/82 and designated as Part 1 on Plan 64R-9654 for the purpose of gaining access for constructing, operating, inspecting, maintaining, repairing, altering, reconstructing and/or replacing the storm sewers and related appurtenances incidental thereto in, under and upon that part of Block A according to Plan 3371 and that part of Lot 12 in concession 1 West of Yonge Street designated as Parts 2 and 3 on Plan 64R-9654 for the term of the earlier of 3 years from 18/1/83 or the completion of construction of the said storm sewer and appurtenances thereto with the terms and conditions, as more particularly set out in C-51819.

TOGETHER WITH AN EXCLUSIVE EASEMENT and right in the nature of an easement in perpetuity in, under, along, upon and across that part of Block A according to Plan 3371 in the Municipality of Metropolitan Toronto and part of Lot 12 in Concession 1 West of Yonge Street in the said Municipality of Metropolitan Toronto registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64), designated as Part 3 on Plan 64R-9654 for the purposes of constructing, operating, inspecting, maintaining, repairing, altering, reconstructing and/or replacing an Outfall Storm Sewer to the Don River and all appurtenances thereto as may be required from time to time, together with all machinery, materials, vehicles and equipment as may be necessary for the enjoyment of the said right and easement, as more particularly set out in C-51820.

TOGETHER WITH A TEMPORARY EASEMENT to enter in, over, along and upon that part of Block A according to said Plan 3371 designated as Part 2 on Plan 64R-9654 together with all machinery, materials, vehicles and equipment for the purpose of access in connection with the permanent easement to construct the said Outfall Storm Sewer and all appurtenances thereto until all construction has been completed in, upon, under and across the lands in the permanent easement above described and the lands in the temporary easement above described have been restored as nearly as possible to their previous condition, as more particularly set out in C-51820.

TOGETHER WITH A TEMPORARY EASEMENT for installing and maintaining landscaping in, over and upon part of Lot 11, Concession 1, West of Yonge Street, in the City of North York and parts of Lots 103, 104 and 105 on Plan 204 (City of North
York) registered in the Land Registry Office for the Registry Division of Toronto Boroughs (No. 64) designated as Part 2 on Plan 64R-10359 deposited in the said Office, with the rights, terms, conditions and covenants and with the commencement and expiry dates as more particularly set out in Instrument T.B. 223174 attached to C-187041.

                      SCHEDULE "B" - FLOOR PLAN OF THE PREMISES

See Schedules B-1, B-2 and B-3 attached.

           [Logo]

                                 SCHEDULE "B-1"

      Floor Plan of 2nd Floor of 4110 Yonge Street, North York, Ontario


                                  [FLOOR PLAN]

LOYALTY MANAGEMENT GROUP CANADA INC. - YONGE CORPORATE CENTRE - 1997

                                     -39A-

           [Logo]
                                 SCHEDULE "B-2"

      Floor Plan of 3rd Floor of 4110 Yonge Street, North York, Ontario


                                  [FLOOR PLAN]

LOYALTY MANAGEMENT GROUP CANADA INC. - YONGE CORPORATE CENTRE - 1997

                                     -39B-

                                 SCHEDULE "B-3"

                  FLOOR PLAN OF THE FIRST ADDITIONAL PREMISES


                                  [FLOOR PLAN]




   [Logo]
   YONGE       TYPICAL FLOOR PLAN
 CORPORATE          [Legend]
  CENTRE
[Illegible]
 PHASE TWO
                                     -39C-

                              SCHEDULE "C" - DEFINITIONS

In this Lease and in the Schedules to this Lease:

1. "ADDITIONAL RENT" means all sums of money required to be paid by the Tenant under this Lease (except Net Rent) TO THE LANDLORD whether or not the same are designated "Additional Rent"xxx xxx xxxxxxx xx xxx xxxxxxxx xx xxxxxxxxxxxxx.

2. "ALTERATIONS" means all repairs, replacements, improvements or alterations to the Premises by the Tenant.

3. "ARCHITECT" means the architect from time to time named by the Landlord (BUT NOT AN EMPLOYEE).

4. "BUILDING" means the multi-storey building known municipally as 4110 Yonge Street, North York, Ontario, and generally as Yonge Corporate Centre and including all premises rented or intended to be rented therein, whether for office, restaurant, retail, banking or other purposes; and facilities serving the Building or having utility in connection therewith, as REASONABLY determined by the Landlord, whether or not located directly under the Building, which areas and facilities may include, without limitation, internal malls, sidewalks and plazas, exhibit areas, storage and mechanical areas, janitor rooms, mail rooms, telephone, mechanical and electrical rooms, stairways, escalators, elevators, truck and receiving areas,driveways, parking facilities, loading docks and corridors.

4A. "BUSINESS DAY" MEANS ANY DAY OTHER THAN A SATURDAY, A SUNDAY OR A STATUTORY HOLIDAY.

5. "BUSINESS TAX" means all taxes (whether imposed on the Landlord or Tenant) attributable to the personal property, trade fixtures, business, income, occupancy or sales of the Tenant or any other occupancy of the Premises and to any SEPARATE ASSESSMENT OF leasehold improvements installed in the Premises and to the use of the Building or Lands by the Tenant.

6. "CAPITAL TAX" is an amount determined by multiplying each of the "Applicable Rates" by the "Building Capital" and totalling the products, "Building Capital" is the amount of capital which the Landlord determines, without duplication, is invested from time to time by the Landlord, the owners, or all of them, in doing all or any of the following: acquiring, developing, expanding, redeveloping and improving the Building. Building Capital will not be increased by any financing or refinancing except to the extent that the proceeds are invested directly as Building Capital. An "Applicable Rate" is the capital tax rate specified from time to time under any statute of Canada and any statute of the Province of Ontario which imposes a tax in respect of the capital of corporations. Each Applicable Rate will be considered to be the rate that would apply if none of the Landlord or the owners employed capital outside of the Province of Ontario.

7. "CHANGE OF CONTROL" means, in the case of any corporation or partnership, the transfer or issue by sale, assignment, subscription, transmission on death, mortgage, charge, security interest, operation of law or otherwise, of any shares, voting rights or interest which would result in any change in the effective control of such corporation or partnership unless such change occurs as a result of trading in the shares of a corporation listed on a recognized stock exchange in Canada or the United States and then only so long as the Landlord receives assurances reasonably satisfactory to it that there will be a continuity of management and of the business practices of such corporation notwithstanding such Change of Control.

8.   "COMMENCEMENT DATE" means the date on which the Term commences under
     Section 1.02 OR AS DETERMINED PURSUANT TO SECTION 12.04.

9. "DEVELOPMENT" means the Lands, the Building, the subway tunnel, and all other buildings, structures, improvements, equipment and fixtures and facilities situated on the Lands from time to time.

10.  An "EVENT OF DEFAULT" shall occur whenever:

     (a) any Rent xxx xx xxxxxxxxxxxx xxx xx xxx xxxx xx OR ANY OTHER SUMS OF MONEY REQUIRED TO BE PAID BY THE TENANT UNDER THIS LEASE TO THE LANDLORD ARE IN ARREARS AND ARE NOT PAID WITHIN FIVE (5) days after written demand by the Landlord;

     (b) the Tenant has breached any of its obligations in this Lease (other than the payment of Rent) and:

            (i) fails to remedy such breach within 15 days (or such shorter period as may be provided in this Lease); or,

            (ii) if such breach cannot be reasonably remedied within 15 days or such shorter period, the Tenant fails to commence to remedy such breach within such 15 days or shorter period or thereafter fails to proceed diligently to remedy such breach;

            in either case after notice in writing from the Landlord;

     (c) the Tenant or any Indemnifier becomes bankrupt or insolvent or takes the benefit of any statute for bankrupt or insolvent debtors or makes any proposal, assignment or arrangement with its creditors, or any steps are taken or proceedings commenced by any Person for the dissolution, winding-up or other termination of the Tenant's existence or the liquidation of its assets;

     (d) a trustee, receiver, receiver/manager or like Person is appointed with respect to the business or assets of the Tenant or any Indemnifier AND SUCH APPOINTMENT IS NOT CONTESTED IN GOOD FAITH BY THE TENANT;

     (e) the Tenant makes a sale in bulk of all or a substantial portion of its assets IN THE PREMISES other than in conjunction with a Transfer xxxxxxxxx xx xxx xxxxxxxx PERMITTED HEREUNDER;

     (f) this Lease or any of the Tenant's assets are taken under a writ of execution WHICH WRIT IS NOT CONTESTED IN GOOD FAITH BY THE TENANT;

     (g) the Tenant purports to make a Transfer other than in compliance with the provisions of this Lease;

     (h) the Tenant abandons or attempts to abandon the Premises or disposes of its goods so that there would not after such disposal be sufficient goods of the Tenant on the Premises subject to distress to satisfy Rent for at least 3 months, or the Premises become vacant and unoccupied for a period of 10 consecutive days or more without the consent of the Landlord NOT TO BE UNREASONABLY WITHHELD;

     (i) any insurance policies covering any part of the Development or any occupant thereof are actually or threatened to be cancelled or adversely changed as a result of any ILLEGAL use or occupancy of the Premises;

     (j) IF AT ANY TIME OR TIMES THERE IS A CHANGE OF CONTROL AND THE LANDLORD, ACTING IN A COMMERCIALLY REASONABLE MANNER, DETERMINES THAT THE TENANT OR TRANSFEREE (AS THE CASE MAY BE) IS NOT CARRYING ON ITS BUSINESS IN A REPUTABLE AND FIRST CLASS MANNER OR DOES NOT EMPLOY REPUTABLE PERSONNEL, CONTRACTORS AND AGENTS AND THE TENANT FAILS TO REMEDY SUCH BREACH WITHIN FIFTEEN (15) DAYS

            AFTER NOTICE IN WRITING FROM THE LANDLORD; OR


     (k) IF AT ANY TIME OR TIMES THERE IS A SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE TENANT (OTHER THAN IN CONNECTION WITH A TRANSFER TO A RELATED TRANSFEREE) AND THE LANDLORD, ACTING IN A COMMERCIALLY REASONABLE MANNER, DETERMINES THAT THE TRANSFEREE IS NOT CARRYING ON ITS BUSINESS IN A REPUTABLE AND FIRST CLASS MANNER OR DOES NOT EMPLOY REPUTABLE PERSONNEL, CONTRACTORS AND AGENTS AND THE TENANT FAILS TO REMEDY SUCH BREACH WITHIN FIFTEEN (15) DAYS FOLLOWING NOTICE IN WRITING FROM THE LANDLORD.

11. "FISCAL YEAR" means (i) the period of time commencing on the Commencement Date and ending on the last day of the next ensuing December; and (ii) thereafter the period of time commencing on the first day of January and ending on the last day of the next ensuing December, or (iii) the fiscal period NOT EXCEEDING TWELVE (12) MONTHS (UNLESS THE LANDLORD IS CHANGING ITS FISCAL PERIOD) designated by the Landlord from time to time.

12. "INDEMNIFIER" means the Person, if any, who has executed or agreed to execute the Indemnity Agreement attached to this Lease as Schedule "E", or any other indemnity agreement in favour of the Landlord.

13. "LANDLORD" means the party named as landlord on the first page of this xxxxxxx LEASE, and those for whom it is responsible in law.

14. "LANDS" means the lands situated in the City of North York, in the Province of Ontario on which the Building is or will be constructed, as more particularly described in Schedule "A" and Schedule "A-1", or as such lands may be expanded or reduced from time to time.

15. "LEASE" OR "LEASE" means this document as originally signed, sealed and delivered or as amended from time to time, which amendments shall be in writing, signedxxxxxxxxx and delivered by both the Landlord and the Tenant.

16. "LEASEHOLD IMPROVEMENTS" mean leasehold improvements in the Premises determined according to common law, and shall include, without limitation, all fixtures, improvements, installations, alterations and additions from time to time made, erected or installed in the Premises by or on behalf of the Tenant xxx xxx xxxxxxxxxxxx xxxxxxxx xx xxx xxxx, including signs and lettering, partitions, doors and hardware however affixed and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture and equipment not in the nature of fixtures.

17. "MORTGAGE" means any and all mortgages, charges, debentures, security agreements, trust deeds, hypothecs or like instruments resulting from financing, refinancing or collateral financing (including renewals or extensions thereof) made or arranged by the Landlord of its interest in all or any part of the Development.

18. "MORTGAGEE" means the holder of, or secured party under, any Mortgage and includes any trustee for bondholders.

19.  "NET RENT" means the annual rent payable by the Tenant under Section 2.02.

20. "NET RENTABLE AREA" means, in the case of premises consisting of part of a floor, the floor area bounded by the inside surface of the exterior glass, the Premises side of the corridor or other permanent partitions and the centre of partitions that separate the premises from adjoining leasable areas (if any) without deductions for columns or projections but after making the same exclusions as are made in computing Rentable Area.

21. "NORMAL BUSINESS HOURS" means the hours from 8:00 a.m. to 6:00 p.m. on Mondays through Fridays and the hours from 8:00 a.m. to 1:00 p.m. on Saturdays, unless any such day is a statutory holiday.

22. "OPERATING COSTS" means (without duplication) any amounts paid or payable whether by the Landlord or by others on behalf of the Landlord for maintenance, operation, repair, replacement to and administration of the Development or allocated by the Landlord to the Development and for services provided generally to tenants, calculated as if each building erected on the Lands were 100% occupied by tenants during the Term. including without limitation:

     (a) the cost of insurance which the Landlord is obligated or permitted to obtain under this Lease;

     (b) the cost of security, janitorial, landscaping, window cleaning, garbage removal and snow removal services;

     (c) the cost of heating, ventilating and air-conditioning INCLUDING OCCUPIED OR OCCUPIABLE PREMISES;

     (d) the cost of fuel, steam, water, electricity, telephone and other utilities used in the maintenance, operation or administration of the Development, including charges and imposts related to such utilities to the extent such costs, charges and imposts are not recovered xxxxx xxxxx xxxxxxxxxxxxx OR RECOVERABLE FROM OTHER TENANTS IN THE SAME MANNER AS PROVISION FOR RECOVERY FROM THE TENANT PURSUANT TO THIS LEASE;

     (e) ON-SITE management office expenses of operation, and salaries, wages and other amounts paid or payable for all personnel involved in the ON-SITE repair, maintenance, operation, on site management, security, supervision or cleaning of the Development, including fringe benefits, unemployment and worker's compensation insurance premiums, pension plan contributions and other employment costs;

     (f) auditing, accounting, legal and other professional and consulting fees and disbursements;

     (g)    the costs:

            (i) of repairing, operating and maintaining the Development and the equipment serving the Development and of all replacements and modifications to the Development or such equipment, including those made by the Landlord in order to comply with laws or regulations affecting the Development;

            (ii) incurred by the Landlord in providing and installing energy conservation equipment or systems INTENDED TO REDUCE OPERATING COSTS and life safety systems;

            (iii) incurred by the Landlord to make alterations, replacements or additions to the Development intended to reduce operating costs, improve the operation of the Development or maintain its operation as a first class office Development (OTHER THAN CAPITAL COSTS THAT ARE FOR THE UPGRADING OF THE BUILDING OR ANY OF ITS COMPONENTS); and,

            (iv) incurred to replace machinery or equipment which by its nature requires periodic replacement;

            all to the extent that such costs are fully chargeable in the Fiscal Year in which they are incurred in accordance with xxxxxxxxx GENERALLY ACCEPTED accounting principles;

     (h) the cost of the rental of all equipment supplies, tools, materials and signs;

     (i) all REASONABLE costs incurred by the Landlord in contesting or appealing taxes or related assessments including legal, appraisal and other professional fees, and administration and overhead costs;

     (j)    Capital Tax;

     (k) depreciation or amortization of the costs referred to in paragraph 22(g) above as determined by the Landlord in accordance with sound accounting principles, if such costs have not been charged fully in the Fiscal Year in which they are incurred;

     (l) Interest calculated at 2 percentage points above the annual rate of interest generally announced as being its prime rate for Canadian dollar demand loans by any Canadian chartered bank designated from time to time by the Landlord upon the undepreciated or unamortized balance of the costs referred to in paragraph 22(k); and

     (m) a reasonable fee for the administration and management of the Development applied to the total rents (including additional and percentage rents) received from tenants of the Development, which fee shall be comparable to fees charged by property management companies for managing and administering developments in the City of North York similar to the Development.

     Operating Costs shall exclude or have deducted from them as the case may be:

     (aa) all amounts which otherwise would be included in Operating Costs which are recovered by the Landlord from tenants (other than under sections of their leases comparable to Section 2.03 of this Lease);

     (bb) such of the Operating Costs as are recovered from insurance proceeds, warranties or guarantees, to the extent such recovery represents reimbursements for costs previously included in Operating Costs;

     (cc) interest on debt and capital retirement of debt;

     (dd) ground rent payable by the Landlord to the owner of the Lands under any ground lease of the Lands;

     (ee) all amounts which otherwise would be included in Operating Costs which are directly attributable to the operation of the parking garage forming part of and serving the Development AND ALL COST OF REPAIR OR REPLACEMENT TO SUCH PARKING GARAGE CAUSED BY ITS USE BY CARS OR OTHER VEHICLES;

     (ff) commissions and other expenses payable in connection with the marketing and leasing of the Building including the cost of any leasehold improvement allowance or other inducement paid to tenants of the Buildingxxxx

     (gg) the amount of any goods and services tax ("G.S.T.") paid or payable by the Landlord on the purchase of goods and services included in Operating Costs which may be available to the Landlord as a credit in determining the Landlord's net tax liability or refund on account of G.S.T.

     (hh)   BAD DEBTS AND THE COLLECTION OF LEGAL COSTS ASSOCIATED WITH BAD
            DEBTS;

     (ii) ANY AMOUNT PAYABLE AS A RESULT OF LANDLORD'S NON-COMPLIANCE WITH ANY LAW, BY-LAW, REGULATION OR ACT; AND

     (jj)   COSTS RELATING TO THE REPAIR OR REPLACEMENT OF STRUCTURAL DEFECTS.

     Costs incurred in maintaining and operating the Development may be attributed by the Landlord to the various components of the Development in accordance with reasonable and current practices and on a basis consistent with the nature of the particular costs being attributed, and the costs so attributed may be allocated to the tenants of such components accordingly.

23. "PERSON" means any person, firm, partnership or corporation, or any group or combination of persons, firms, partnerships or corporations.

24.  "PREMISES" means the premises leased to the Tenant described in Section
     1.01 and includes Leasehold Improvements in such premises AND SHALL INCLUDE WHEN APPLICABLE, THE FIRST ADDITIONAL PREMISES.

25. "PROPORTIONATE SHARE" means a fraction which has as its numerator the Rentable Area of the Premises and as its denominator the Total Rentable Area of the Development.

25A. "RELATED TRANSFEREE" MEANS ANY CORPORATION THAT IS A WHOLLY OWNED
     SUBSIDIARY OF THE TENANT OR A CORPORATION RESULTING FROM AN AMALGAMATION UNDER THE ONTARIO BUSINESS CORPORATION ACT BETWEEN THE TENANT AND A CORPORATION AFFILIATED WITH THE TENANT (WITHIN THE MEANING OF THE SAID
     ACT), PROVIDED THAT IF THERE IS A CHANGE OF CONTROL WITH RESPECT TO THE AMALGAMATED CORPORATION IT SHALL BE SUBJECT TO THE LANDLORD'S RIGHT TO DETERMINE WHETHER SUCH CHANGE OF CONTROL CONSTITUTES AN EVENT OF DEFAULT PURSUANT TO SECTION 10(j) OF THIS SCHEDULE "C".

26.  "RENT" means the aggregate of Net Rent and Additional Rent.

27. "RENTABLE AREA" means (a) in the case of premises used or intended to be used for office purposes and occupying an entire floor, the floor area bounded by the inside surface of the glass on the exterior walls, including without limitation, washrooms, telephone, electrical and janitorial closets and elevator lobbies; (b) in the case of premises used or intended to be used for office purposes and consisting of part of a floor, the area computed by multiplying the Net Rentable Area of such premises by a fraction, the numerator of which is the aggregate floor area of the floor on which the Premises are located (using the measurement method set out in subparagraph (a)) and the denominator of which is the aggregate Net Rentable Area of all office premises on such floor; and (c) in the case of premises used or intended to be used for retail purposes, the Net Rentable Area thereof. In calculating Rentable Area, stairs, elevator shafts, flues, stacks, pipe shafts and vertical ducts with their own enclosing walls, any of which are used in common, shall be excluded but no deductions or exclusions shall be made for columns and projections necessary for the Building. The Landlord may for the purpose of calculating the Net Rent and any Proportionate Share change the fraction referred to in subparagraph (b) from time to time to reflect the actual ratio of the aggregate floor area of the floor on which the Premises are located (using the measurement method set out in subparagraph (a)) to the aggregate Net Rentable Area of all office premises on such floor.

28. "RULES AND REGULATIONS" means the rules and regulations adopted and promulgated by the Landlord from time to time pursuant to Section 11.01. The Rules and Regulations existing as at the Commencement Date are those set out in Schedule "D".

29. "TAXES" means all taxes, levies, charges, local improvement rates and assessments whatsoever assessed or charged against the Development or any part thereof by any lawful taxing authority and including any amounts assessed or charged in substitution for or in lieu of any such taxes, but excluding only such taxes as CAPITAL TAX, capital gains taxes, corporate, income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Development or the Landlord in respect thereof. Taxes shall in every instance be calculated on the basis of the Total Rentable Area of the Building being assessed as fully leased and operational.

30. "TENANT" means the party named as tenant on the first page of this xxxxxxxxxxxx LEASE, and those for whom it is responsible in law.

30A. "TENANT BUSINESS HOURS" MEANS THE HOURS FROM 7:00 A.M. TO 12.00 A.M. ON
     MONDAYS THROUGH FRIDAYS AND THE HOURS FROM 9:00 A.M. TO 5:00 P.M. ON SATURDAYS AND 10:00 A.M. TO 2:00 P.M. ON SUNDAYS UNLESS SUCH DAY IS A STATUTORY HOLIDAY.

31.  "TERM" means the period set out in Section 1.02.

32. "TOTAL RENTABLE AREA OF THE BUILDING" means the aggregate of the Rentable Areas of each floor in the Building intended for office or retail use as if each floor is occupied by one tenant, all as determined by the Architect. The Total Rentable Area of the Building shall:

     (a) exclude the main telephone, mechanical, electrical and other utility rooms and enclosures, public lobbies on the ground floor, and other public space common to the entire Building; and,

     (b) be adjusted by the Architect from time to time to take account of any structural, functional or other change affecting the same.

33.  "TOTAL RENTABLE AREA OF THE DEVELOPMENT" means the aggregate of:

     (a)    the Total Rentable Area of the Building; and

     (b) the total rentable area of all other buildings in the Development, (other than the free-standing one-storey building on the Lands used or intended to be used as a restaurant), which areas shall be calculated and adjusted in the same manner as the Total Rentable Area of the Building is calculated and adjusted mutatis mutandis

            (provided that the total rentable area of such a building shall be included in the Total Rentable Area of the Development only from and after the date designated by the Landlord for the opening of such building).

34. "TRADE FIXTURES" means trade fixtures as determined at common law, but for greater certainty, shall not include:

     (a) heating, ventilating or air conditioning systems, facilities and equipment in or serving the Premises;

     (b)    floor coverings affixed to the BASE BUILDING floor of the Premises;

     (c)    light fixtures;

     (d)    internal stairways and doors; and,

     (e) any fixtures, facilities, equipment or installations installed by or at the expense of the Landlord pursuant to this Lease or otherwise REQUIRED FOR THE OPERATION OF THE BUILDING AS OPPOSED TO THE OPERATION OF THE TENANT'S BUSINESS.

35. "TRANSFER" means an assignment of this Lease in whole or in part, a sublease of all or any part of the Premises, any transaction whereby the rights of the Tenant under this Lease or to the Premises are transferred to another, any transaction by which any right of use or occupancy of all or any part of the Premises is conferred (EXCEPT PURSUANT TO A GENERAL SECURITY AGREEMENT) upon anyone, any mortgage, charge or encumbrance of this Lease or the Premises or any part thereof or other arrangement under which either this Lease or the Premises become security for any indebtedness or other obligations and includes any transaction or occurrence whatsoever (including, but not limited to, expropriation, receivership proceedings, seizure by legal process and transfer by operation of law), which has changed or might change the identity of the Persons having lawful use or occupancy of any part of the Premises. TRANSFER SHALL NOT INCLUDE A SALE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE TENANT PROVIDED THAT SUCH SALE SHALL BE SUBJECT TO THE LANDLORD'S RIGHTS TO DETERMINE WHETHER SUCH SALE CONSTITUTES AN EVENT OF DEFAULT PURSUANT TO SECTION 10(k) OF THIS SCHEDULE "C."

36.  "TRANSFEREE" means the Person or Persons to whom a Transfer is to be made.

                         SCHEDULE "D" - RULES AND REGULATIONS

1.   LIFE SAFETY

     (a) The Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which will in any way increase the risk of fire or the rate of fire insurance on the Building or on property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them or the Landlord, or violate or act at variance with the laws relating to fires or with regulations of the Fire Department, or with any insurance upon the Lands or Building or in any part thereof, or violate or act in conflict with any statutes, rules and ordinances governing health standards or with any other statute or municipal by-law.

     (b) No inflammable oils or other inflammable, dangerous or explosive materials save those approved in writing by the Landlord's insurers shall be kept or permitted to be kept in the Premises.

2.   SECURITY

     (a) The Landlord shall permit the Tenant and the Tenant's employees and all Persons lawfully requiring communication with them to have the use, during Normal Business Hours in common with others entitled thereto, of the main entrance and the stairways, corridors, elevators, escalators, or other mechanical means of access leading to the Building and the Premises. At times other than during Normal Business Hours the Tenant and the employees of the Tenant shall have access to the Building and to the Premises only in accordance with the Rules and Regulations and shall be required to satisfactorily identify themselves and to register in any book which may at the Landlord's option be kept by the Landlord for such purpose. If identification is not satisfactory, the Landlord is entitled to prevent the Tenant or the Tenant's employees or other Persons lawfully requiring communication with the Tenant from having access to the Building and to the Premises. In addition, the Landlord is not required to open the door to the Premises for the purpose of permitting entry therein to any Person not having a key to the Premises.

     (b) The Tenant shall not place or cause to be placed any additional locks upon any doors of the Premises without the approval of the Landlord. Two keys PER FLOOR shall be supplied to the Tenant for each entrance door to the Premises and all locks shall be Building standard to permit access by the Landlord's master key. If additional keys are required, they must be obtained from the Landlord at the cost of the Tenant. Keys or other means of access for entrance doors to the Building will not be issued without the written authority of the Landlord. THE TENANT MAY, AT ITS SOLE COST AND EXPENSE, COORDINATE ITS SECURITY AND CARD ENTRY SYSTEM WITH THE CARD ENTRY SYSTEM OF THE BUILDING SUBJECT TO THE PRIOR APPROVAL OF THE LANDLORD WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

3.   HOUSEKEEPING

     (a) The Tenant shall permit window cleaners to clean the windows of the Premises during Normal Business Hours.

     (b) The Tenant shall not place any debris, garbage, trash or refuse or permit same to be placed or left in or upon any part of the Lands or Building outside of the Premises, other than in a location provided by the Landlord specifically for such purposes, and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in or outside of the Premises. If the Tenant uses perishable articles or generates wet garbage, the Tenant shall provide refrigerated storage facilities suitable to Landlord.

     (c) The Tenant shall not place or maintain any supplies, or other articles in any vestibule or entry of the Premises, on the adjacent footwalks or elsewhere on the exterior of the Premises or elsewhere on the Lands or Building.

     (d) The sidewalks, entrances, passages, escalators, elevators and staircases shall not be obstructed or used by the Tenant, its agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Premises and the Building. The Landlord reserves entire control of all parts of the Lands and Building employed for the common benefit of the tenants and without restricting the generality of the foregoing, the sidewalks, entrances, corridors and passages not within the Premises, washrooms, lavatories, air conditioning closets, fan rooms, janitor's closets, electrical closets and other closets, stairs, escalators, elevator shafts, flues, stacks, pipe shafts and ducts and shall have the right to place such signs and appliances therein, as it deems advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

     (e) The Tenant shall not cause or permit: any waste or damage to the Premises; any overloading of the floors or the utility, electrical or mechanical facilities of the Premises; any nuisance in the Premises; or any use or manner of use causing a hazard or annoyance to other occupants of the Building or to the Landlord.

4.   RECEIVING, SHIPPING, MOVEMENT OF ARTICLES

     (a) The Tenant shall not receive or ship articles of any kind except through facilities and designated doors and at hours REASONABLY designated by the Landlord and under the supervision of the Landlord.

     (b) Hand trucks, carryalls or similar appliances shall only be used in the Building with the consent of the Landlord and shall be equipped with rubber tires, slide guards and such other safeguards as the Landlord requires.

     (c) The Tenant, its agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machinery or other heavy machinery or equipment or anything liable to injure or destroy any part of the Building, including the Premises, without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, the use and design of planks, skids or platforms, and to distribute the weight thereof. All damage done to the Building, including the Premises, by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office furniture shall occur only by prior arrangement with the Landlord. The cost of such moving shall be paid by the Tenant. Safes and other heavy office equipment and machinery shall be moved through the halls and corridors only in a manner expressly approved by the Landlord. No freight or bulky matter of any description will be received into any part of the Building, including the Premises, or carried in the elevators except during hours approved by the Landlord.

5.   PREVENTION OF INJURY TO PREMISES

     (a) It shall be the duty of the Tenant to assist and co-operate with the Landlord in preventing injury to the Premises.

     (b) The Tenant shall not, EXCEPT AS PART OF NORMAL DECORATIONS, deface or mark any part of the Building, including the Premises, and shall not drive nails, spikes, hooks or screws into the walls, floors, ceilings or woodwork of any part of the Building, including the Premises, or bore, drill or cut into the walls, floors, ceilings or woodwork of any part of the Building including the Premises, in any manner or for any reason.

     (c) If the Tenant desires telegraphic or telephonic connections, the Landlord, in its sole discretion, may direct the electricians as to where and how the wires are to be introduced. No gas pipe or electric wire will be permitted which has not been ordered or authorized by the Landlord. No outside radio or television antenna shall be allowed on any part of the Premises without authorization in writing by the Landlord.

6.   WINDOWS

     Except for the proper use of approved blinds and drapes, the Tenant shall not cover, obstruct or affix any object or material to any of the skylights and windows that reflect or admit light into any part of the Building, including, without limiting the generality of the foregoing, the application of solar films.

7.   WASHROOMS

     (a) The Landlord shall permit the Tenant and the employees of the Tenant in common with others entitled thereto, to use EXCLUSIVELY the washrooms on xxxxx EACH WHOLE floor of the Building LEASED BY THE TENANT AND NON-EXCLUSIVE USE OF WASHROOMS ON EACH PART FLOOR on which the Premises are situated or, in lieu thereof, those washrooms designated by the Landlord, save and except when the general water supply may be turned off from the public main or at such other times when repair and maintenance undertaken by the Landlord shall necessitate the non-use of the facilities.

     (b) The water closets and other apparatus shall not be used for any purposes other than those for which they were intended, and no sweepings, rubbish, rags, ashes or other substances shall be thrown into them. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, invitees, or employees such damage is caused.

8.   USE OF PREMISES

     (a) No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

     (b) No cooking or heating of any foods or liquids (other than the heating of water or coffee in coffee makers xxx xxxxxxxxxxx, KETTLES. MICROWAVES, FRIDGES) shall be permitted in the Premises without the written consent of the Landlord.

     (c) The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises xxx xxx xxxxxxxxxxx xx xxxxxxxxxxx (OTHER THAN FOOD OR BEVERAGE MACHINES FOR THE EMPLOYEES OF THE TENANT) OR THE BUILDING. SUBJECT TO THE LANDLORD'S REASONABLE PROCEDURES AND SECURITY REQUIREMENTS HAVING REGARD TO THE FIRST CLASS STANDARD OF THE BUILDING, the delivery of any food or xxxxxxxxxxx xx xxx xxxxxxxxx ,xxxxxxxx xxx xxxxxxxxxx xxxxxxxxxxx BEVERAGES TO THE PREMISES DURING AND OUTSIDE OF NORMAL BUSINESS HOURS SHALL BE PERMITTED.

     (d) The Tenant shall not permit or allow any odours, vapours, steam, water, vibrations, noises or other undesirable effects to emanate from the Premises or any equipment or installation therein which, in the Landlord's opinion, are objectionable or cause any interference with the safety, comfort or convenience of the Building to the Landlord or the occupants and tenant thereof or their agents, servants, invitees or employees.

9.   CANVASSING, SOLICITING, PEDDLING

     Canvassing, soliciting and peddling in or about the Development are prohibited.

10.  BICYCLES

     No bicycles or other vehicles shall be brought within any part of the Development without the consent of the Landlord NOT TO BE UNREASONABLY WITHHELD.

11.  ANIMALS AND BIRDS

     No animals or birds shall be brought into any part of the Development without the consent of the Landlord.

12.  SIGNS AND ADVERTISING

     The Tenant shall SAVE AS PROVIDED IN THE LEASE, not paint, affix, display or cause to be painted, affixed or displayed, any sign, picture, advertisement, notice, lettering or decoration on any part of the outside of the Building or in the interior of the Premises which is visible from the outside of the Building. The Landlord will prescribe a uniform pattern and location of identification signs for tenants, to be placed on the outside of the Premises, and the Tenant shall not paint, affix, display or cause to be painted, affixed or displayed any sign, picture, advertisement, notice, lettering or decoration on the outside of the Premises for exterior view without the written consent of the Landlord. Any such signs shall remain the property of the Tenant and shall be maintained at the Tenant's sole cost and expense. At the expiration of the Term or earlier termination of this Lease, the Tenant shall remove any such sign, picture, advertisement, notice, lettering or decoration from the Premises at the Tenant's expense and shall promptly repair all damage caused by any such removal. The Tenant's obligation to observe and perform this covenant shall survive the expiration of the Term or earlier termination of the Lease.

13.  DIRECTORY BOARD

     The Tenant shall be entitled at its expense to have its name shown upon the directory board of the Building and the Landlord shall design the style of such identification and shall determine the number of spaces available on the directory board for each tenant. The DIRECTORY BOARD SHALL BE LOCATED IN AN AREA DESIGNATED BY THE LANDLORD IN THE MAIN LOBBY OF THE BUILDING. THE TENANT SHALL BE ENTITLED TO A MAXIMUM OF FOUR NAMES ON SUCH DIRECTORY BOARD.

                                  SCHEDULE "E"

                      TEXT OF IRREVOCABLE LETTER OF CREDIT



     BENEFICIARIES: YCC LIMITED AND LONDON LIFE INSURANCE COMPANY

AMOUNT:        $500,000.00

EXPIRY:        MAY ,1998

1. WE, [INSERT NAME OF BANK], AT THE REQUEST AND ON ACCOUNT OF LOYALTY MANAGEMENT GROUP CANADA INC. (THE "APPLICANT") HEREBY ISSUE IN YOUR FAVOUR OUR IRREVOCABLE STANDBY LETTER OF CREDIT FOR THE ABOVE-MENTIONED AMOUNT, AVAILABLE FOR PAYMENT ON DEMAND AT OUR COUNTERS AT:

            [INSERT ADDRESS OF BANK]

2. THIS STANDBY LETTER OF CREDIT IS ISSUED TO SECURE CERTAIN OBLIGATIONS OF THE APPLICANT TO YOU PURSUANT TO A LEASE BETWEEN THE APPLICANT AND
     YOURSELVES DATED THE             DAY OF  MAY, 1997 (THE "LEASE") WHEREBY
     THE APPLICANT HAS AGREED TO PAY RENT AND PERFORM OTHER COVENANTS AND AGREEMENTS THEREUNDER WITH RESPECT TO CERTAIN PREMISES IN THE YONGE CORPORATE CENTRE, NORTH YORK, ONTARIO ALL AS MORE PARTICULARLY SET OUT IN THE LEASE.

3. ANY DEMAND MADE UPON US IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS STANDBY LETTER OF CREDIT WILL BE HONOURED WITHOUT ENQUIRING WHETHER YOU HAVE A RIGHT AS BETWEEN YOURSELVES AND THE APPLICANT TO MAKE SUCH DEMAND AND WITHOUT RECOGNIZING ANY CLAIM OF THE APPLICANT.

4. IN ORDER TO MAKE A DEMAND UNDER THIS STANDBY LETTER OF CREDIT, YOU ARE TO DELIVER TO US AT SUCH TIME AS A WRITTEN DEMAND FOR PAYMENT IS MADE UPON US, A CERTIFICATE SIGNED BY YOU INDICATING THE NUMBER OF THIS STANDBY LETTER OF CREDIT AND CERTIFYING THAT THE APPLICANT HAS FAILED TO MAKE PAYMENT TO YOU IN ACCORDANCE WITH THE LEASE. THE DEMAND MUST BE ACCOMPANIED BY THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT FOR ANY ENDORSEMENT OF ANY PAYMENT THEREON.

5. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT IF, AT ANY TIME, THE DATE WHICH WOULD OTHERWISE CONSTITUTE AN EXPIRATION DATE IN ACCORDANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT FALLS ON A DAY OTHER THAN A "BANKING DAY" ON WHICH WE ARE OPEN FOR BUSINESS AT OUR OFFICES IN [INSERT ADDRESS], TORONTO, REFERRED TO ABOVE, THE DATE SHALL BE DEEMED TO BE EXTENDED TO THE NEXT BANKING DAY THEREAFTER.

6. WITHOUT LIMITING THE GENERALITY OF ANY OTHER PROVISION OF THIS STANDBY LETTER OF CREDIT, IT IS EXPRESSLY ACKNOWLEDGED AND AGREED THAT THE ABILITY OF YOURSELVES TO MAKE DEMAND FOR, TO RECEIVE AND RETAIN, PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT BE AFFECTED, RELEASED, TERMINATED OR IMPAIRED IN ANY MANNER WHATSOEVER. WE SHALL HONOUR WITHOUT INQUIRING WHETHER YOU HAVE A RIGHT BETWEEN YOURSELVES AND OUR SAID CUSTOMER TO MAKE SUCH DEMAND AND WITHOUT RECOGNIZING ANY CLAIM OF OUR SAID CUSTOMER INCLUDING, WITHOUT LIMITATION, THE BANKRUPTCY OF THE APPLICANT AND/OR ANY PROCEEDINGS, REORGANIZATIONAL OR OTHERWISE, ENTERED INTO BY THE APPLICANT PURSUANT TO THE BANKRUPTCY AND INSOLVENCY ACT OR THE COMPANIES' CREDITORS ARRANGEMENT ACT AND THE EFFECT OF ANY SUCH ACTIONS OR ACTIVITIES ON THE OBLIGATIONS OF THE APPLICANT AS A MATTER OF LAW

7. IT IS EXPRESSLY ACKNOWLEDGED AND AGREED BY US THAT THE AMOUNT OF THIS STANDBY LETTER OF CREDIT WILL BE DECREASED AS FOLLOWS:

     (A)    AS OF THE OPENING FOR BUSINESS ON MARCH     , 1998,
            THE AMOUNT OF THE STANDBY LETTER OF CREDIT WILL BE REDUCED TO $250,000.00:

     (B)    AS OF THE OPENING FOR BUSINESS ON APRIL    , 1998, THE AMOUNT OF THE
            STANDBY LETTER OF CREDIT WILL BE REDUCED TO $125,000.00.


     ANY REFERENCE HEREIN TO "THIS STANDBY LETTER OF CREDIT" INCLUDES THIS LETTER OF CREDIT AS AMENDED FROM TIME TO TIME.

8.   PARTIAL DRAWINGS HEREUNDER ARE PERMITTED.

9. WE HEREBY AGREE THAT DRAWINGS UNDER THIS STANDBY LETTER OF CREDIT WILL BE DULY HONOURED UPON PRESENTATION, PROVIDED ONLY THAT ALL TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT HAVE BEEN COMPLIED WITH.

10. THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 AND ENGAGES US IN ACCORDANCE WITH THE TERMS THEREOF.

                               AMENDING AGREEMENT

This agreement is dated as of the 19th day of June, 1997

BETWEEN:

                         YCC LIMITED AND
                         LONDON LIFE INSURANCE COMPANY
                    (hereinafter called the "Landlord")

                                                              OF THE FIRST PART

AND

                         LOYALTY MANAGEMENT GROUP CANADA INC.
                          (hereinafter called the "Tenant")

                                                              OF THE SECOND PART


WHEREAS:

A. By a lease dated the 28th day of May, 1997 (the "Lease") the Landlord leased to the Tenant for and during the term of ten (10) years commencing on the 1st day of September, 1997 to and including the 31st day of August, 2007 (subject to Section 12.04 of the Lease) certain premises as in the Lease described as the multistorey building known municipally as 4110 Yonge Street in the City of North York, in the Municipality of Metropolitan Toronto, in the Province of Ontario;

B. Section 12.04 of the Lease provided that the Landlord and Tenant shall enter into a written agreement confirming any changes or postponements with respect to the Commencement Date and other dates; and

C. The Landlord and Tenant have agreed to postpone the Commencement Date and other dates in accordance with the terms and provisions of section
     12.04 of the Lease by reason of the delay in the beginning of the Fixturing Period from June 1, 1997 to June 19, 1997.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of TWO ($2.00) DOLLARS now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged) and other mutual covenants and agreements hereby set out, the Landlord and Tenant hereby agree as follows:

1. The Landlord and Tenant hereby acknowledge, confirm and agree that the foregoing recitals are true and accurate in substance and in fact.

2.   The following dates in the Lease are hereby amended as follows:

     (a)    The Commencement Date in section 1.02 shall be changed

            FROM:        THE 1ST DAY OF SEPTEMBER, 1997
            TO:          THE 17TH DAY  OF SEPTEMBER, 1997

     (b)    The last date of the Term set out in section 1.02 shall be changed

            FROM:        THE 31ST DAY OF AUGUST, 2007
            TO:          THE 16TH DAY OF SEPTEMBER, 2007

     (c)    The date referred to in section 12.05(c) shall be changed

            FROM:        MARCH 1, 2002
            TO:          MARCH 17, 2002

     (d)    The Termination Date defined in section 12.05 shall be changed

            FROM         SEPTEMBER 1, 2002
            TO:          SEPTEMBER 17, 2002

     (e)    The date referred to in the definition of"Refusal Space" in section
            12.07 shall be changed

            FROM:        JUNE 2, 1998
            TO:          JUNE 18, 1998

     (f) The date referred to in the first line of section 12.07(b) shall be changed

            FROM:        JUNE 1, 1998
            TO:          JUNE 17, 1998

     (g)    The period referred to in section 12.07(b)(i) shall be changed

            FROM:        SEPTEMBER 1, 1998 TO AUGUST 31, 2002
            TO:          SEPTEMBER 17, 1998 TO SEPTEMBER 16, 2002

     (h)    The period referred to in section 12.07(b)(ii) shall be changed

            FROM:        SEPTEMBER 1, 2002 TO AUGUST 31, 2007
            TO:          SEPTEMBER 17, 2002 TO SEPTEMBER 16, 2007

3. Section 2.02 Net Rent is hereby deleted in it entirety and the following substituted in its place and stead:

     "The Tenant shall pay Net Rent as follows:

     (a) From September 17, 1997 to August 31, 1998, (being part of the first year of the Term) both inclusive, the sum of SEVEN HUNDRED AND FIFTY-SEVEN THOUSAND, FOUR HUNDRED DOLLARS AND TWENTY CENTS ($757,400.20) per annum payable in equal monthly instalments of SIXTY THREE THOUSAND, ONE HUNDRED AND SIXTEEN DOLLARS AND SIXTY EIGHT CENTS ($63,116.68) each in advance on the first day of each calendar month during such period of the Term.

     (b) From September 1, 1998 to August 31, 2002, (being the remainder of the first year and part of the next four years of the Term) both inclusive, the sum of NINE HUNDRED AD SEVENTY-SEVEN THOUSAND, NINE HUNDRED DOLLARS AND TWENTY CENTS ($977,900.20) payable in equal monthly instalments of EIGHTY ONE THOUSAND, FOUR HUNDRED AND NINETY ONE DOLLARS AND SIXTY EIGHT CENTS ($81,491.68) each in advance on the first day of each calendar month during such period of the Term.

     (c) From September 1, 2002 to September 16, 2002, both inclusive, the sum of NINE HUNDRED AND EIGHTY-TWO THOUSAND, FOUR HUNDRED DOLLARS AND TWENTY CENTS ($982,400.20) per annum payable in one instalment of FORTY THREE THOUSAND, SIXTY FOUR DOLLARS AND TWELVE CENTS ($43,064.12) on the first day of September, 2002.

     (d) From September 17, 2002 to September 16, 2007, (being the last five years of the Term) both inclusive, the sum of ONE MILLION, ONE HUNDRED AND SEVEN THOUSAND, FOUR HUNDRED AND EIGHT DOLLARS ($1,107,408.00) per annum payable in equal monthly instalments of NINETY TWO THOUSAND, TWO HUNDRED AND EIGHTY FOUR DOLLARS ($92,284.00) each in advance on the first day of each calendar month during such period of the Term.

     The Net Rent for the period of the Term set out in subsection 2.02(a) is based on an annual rate of ten dollars and thirty cents ($10.30) per square foot of Rentable Area of the Premises. The Net Rent for the period of the Term set out in subsection 2.02(b) is based on an annual rate of TEN DOLLARS AND THIRTY CENTS ($10.30) per square foot of the Rentable Area of the Premises (other than the First Additional Premises) and TWELVE DOLLARS AND TWENTY-FIVE CENTS ($12.25) per square foot of the Rentable Area of the First Additional Premises. The Net Rent for the period of the Term set out in subsection 2.02(c) is based on an annual rate of TEN DOLLARS AND THIRTY CENTS ($10.30) per square foot of the Rentable Area of the Premises (other than the First Additional Premises) and TWELVE DOLLARS AND FIFTY CENTS ($12.50) per square foot of the Rentable Area of the First Additional Premises. The Net Rent for the period of the Term set out in subsection 2.02(d) is based on an annual rate of TWELVE DOLLARS ($12.00) per square foot of the Rentable Area of the Premises (other than the First Additional Premises) and TWELVE DOLLARS AND FIFTY CENTS ($12.50) per square foot of the Rentable Area of the First Additional Premises. As soon as reasonably possible after completion of construction of the Premises, the Architect shall measure the Net Rentable Area of the Premises and shall certify to the Tenant the Rentable Area of the Premises and Rent shall be adjusted accordingly."

4. Except as otherwise provided herein, all defined terms in this amending agreement shall have the same definitions as in the Lease.

5. The Landlord and Tenant confirm that in all other respects, the terms, covenants and conditions of the Lease remain unchanged and in full force and effect except as modified by this amending agreement.

6. This amending agreement shall enure to the benefit of and be binding upon the parties hereto, their successors and assigns of the Landlord and the permitted successors and permitted assigns of the Tenant.

IN WITNESS WHEREOF the parties have executed this amending agreement as of the day and date first above written.

                                   YCC LIMITED

                                                                      (LANDLORD)

                                   PER: /s/ [Illegible]
                                        ------------------------------
                                        AUTHORIZED SIGNATURE


                                   PER: /s/ [Illegible]
                                        ------------------------------
                                        AUTHORIZED SIGNATURE


                                   LONDON LIFE INSURANCE COMPANY

                                                                      (LANDLORD)

                                   PER: /s/ Jonathan Button
                                        ------------------------------
                                        AUTHORIZED SIGNATURE
                                        Jonathan Button
                                        Director of Real Estate

                                   PER: /s/ Philip Gunn
                                        ------------------------------
                                        AUTHORIZED SIGNATURE
                                        Philip Gunn
                                        Manager of Finance

                                   LOYALTY MANAGEMENT GROUP CANADA INC.
                                                                        (TENANT)

                                   PER: /s/ [Illegible]
                                        ------------------------------
                                        AUTHORIZED SIGNATURE


                                   PER: /s/ [Illegible]
                                        ------------------------------
                                        AUTHORIZED SIGNATURE

                                   WE HAVE AUTHORITY TO BIND THE CORPORATION

                               LEASE AMENDING AGREEMENT

THIS AGREEMENT is dated the 15TH day of JANUARY, 1998

BETWEEN:
                                   YCC LIMITED AND
                            LONDON LIFE INSURANCE COMPANY
                         (hereinafter called the "Landlord")

                                                               OF THE FIRST PART
                                       - and -

                         LOYALTY MANAGEMENT GROUP CANADA INC.
                          (hereinafter called the "Tenant")
                                                              OF THE SECOND PART
WHEREAS:

A. By a lease dated the 28TH day of MAY, 1997, AND SUBSEQUENT LEASE AMENDING AGREEMENT DATED JUNE 19,1997, (collectively, the "Lease"), the Landlord leased to the Tenant for and during a term, (the "Term"), of TEN
(10) years, commencing on the 17TH day of SEPTEMBER, 1997 and expiring on the 16TH day of SEPTEMBER, 2007 certain premises, (the "Premises"), comprising a Rentable Area of approximately SEVENTY-THREE THOUSAND FIVE HUNDRED AND THIRTY-FOUR (73,534) square feet located on the 2ND AND 3RD floors shown outlined in red on the plan attached to the Lease as Schedules "B-1 AND B-2", located at 4110 YONGE STREET, (the "Building"), in the City of TORONTO, in the Municipality of METROPOLITAN TORONTO, in the Province of ONTARIO.

B. PURSUANT TO SECTION 1.01 AND SECTION 12.07, THE LANDLORD AND TENANT HAVE AGREED THAT THE FIRST ADDITIONAL PREMISES AND THE SPECIAL REFUSAL SPACE SHALL BE ADDED TO THE PREMISES AND the lease SHALL BE AMENDED in accordance with the terms and conditions hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Two Dollars ($2.00) now paid by each of the Parties to the other (the receipt and sufficiency whereof is hereby acknowledged), and other mutual covenants and agreements, the Parties do hereby agree as follows:

1. The Parties hereby acknowledge, confirm and agree that the foregoing recitals are true in substance and in fact.

2. The Lease is amended as of the 1ST day of AUGUST, 1998, (the "Effective Date"), as follows:

     (a) SECTION 1.01 (GRANT AND PREMISES) IS AMENDED BY DELETING IN THE FIRST AND LAST LINES OF THE SECOND PARAGRAPH, THE WORDS AND FIGURES "SEPTEMBER 1, 1998" AND INSERTING IN THEIR PLACE THE WORDS AND FIGURES "AUGUST 1, 1998".

     (b)  SECTION 2.02 (NET RENT) OF THE LEASE IS AMENDED AS FOLLOWS:

          (i) BY DELETING FROM THE FIRST LINE OF SUBSECTION (a) THE WORDS AND FIGURES "AUGUST 31, 1998 (BEING THE FIRST YEAR OF THE TERM)" AND INSERTING IN THEIR PLACE THE WORDS AND FIGURES "JULY 31, 1998"; AND

          (ii) BY DELETING FROM THE FIRST LINE OF SUBSECTION (b) THE WORDS AND FIGURES "SEPTEMBER 1, 1998" AND INSERTING IN THEIR PLACE THE WORDS AND FIGURES "AUGUST 1, 1998".

     (c)  SECTION 12.07 (FIRST REFUSAL RIGHT) IS AMENDED AS FOLLOWS:

          1. (A) BY DELETING REFERENCE TO THE 4TH FLOOR IN THE FIRST LINE OF THE FIRST PARAGRAPH AND;

               (B) BY DELETING FROM THE FIRST PARAGRAPH, THE WORDS "AND FROM AND INCLUDING JUNE 2, 1998, SHALL INCLUDE FOR GREATER CERTAINTY THE SPECIAL REFUSAL SPACE";

          2. BY DELETING IN THE FIRST, SECOND AND THIRD LINES OF THE FIRST PARAGRAPH OF SUBSECTION (b) THE WORDS "PROVIDED THE TENANT HAS GIVEN WRITTEN NOTICE TO THE LANDLORD ON OR BEFORE JUNE 1, 1998 THAT THE TENANT REQUIRES THE SPECIAL REFUSAL SPACE, THE LANDLORD SHALL LEASE THE SPECIAL REFUSAL SPACE

               TO THE TENANT COMMENCING SEPTEMBER 1, 1998" AND INSERTING IN THEIR PLACE THE WORDS "THE LANDLORD SHALL LEASE TO THE TENANT AND THE TENANT SHALL LEASE FROM THE LANDLORD THE SPECIAL REFUSAL SPACE COMMENCING AUGUST 1, 1998";

          3.   THE LAST PARAGRAPH OF SUBSECTION (b) IS DELETED;

          4. BY DELETING IN SUBSECTION (b)(i) THE WORDS AND FIGURES "SEPTEMBER 17, 1998" AND INSERTING IN THEIR PLACE THE WORDS AND FIGURES "AUGUST 1,1998"; AND

          5.   BY DELETING SUBSECTION (d).

     (h) SCHEDULE "B-4", ATTACHED HERETO AND FORMING A PART OF THIS LEASE AMENDING AGREEMENT, IS ADDED TO THE LEASE.

3. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL REFERENCES IN THE LEASE TO THE "PREMISES" SHALL BE DEEMED TO INCLUDE THE FIRST ADDITIONAL PREMISES AND THE SPECIAL REFUSAL PREMISES. EACH OF THE PARTIES CONFIRMS THE OBLIGATIONS OF THE LANDLORD TO PAY THE SECOND LEASEHOLD IMPROVEMENT ALLOWANCES OF $25.00 PER SQUARE FOOT OF RENTABLE AREA OF THE FIRST ADDITIONAL PREMISES AND THE SPECIAL REFUSAL SPACE PURSUANT TO THE TERMS AND CONDITIONS SET OUT IN SECTION 12.01(b).

4. The Parties confirm that in all other respects, the terms, covenants and conditions of the Lease remain unchanged and in full force and effect, except as modified by this Agreement. It is understood and agreed that all terms and expressions when used in this Agreement, unless a contrary intention is expressed herein, have the same meaning as they have in the Lease.

5. This Agreement shall enure to the benefit of and be binding upon the Parties hereto, the successors and assigns of the Landlord and the permitted successors and permitted assigns of the Tenant.

     IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the day and year first above written, by affixing their respective corporate seals under the hands of their proper signing officers duly authorized in that behalf or by setting their respective hands and seals in their personal capacity, as the case may be.

                              YCC LIMITED
                              ------------------------------------------------
                                                                    (Landlord)

                              Per: /s/ [Illegible]
                                  --------------------------------------------
                                                          Authorized Signature


                              Per: /s/ [Illegible]
                                  --------------------------------------------
                                                          Authorized Signature


                              LONDON LIFE INSURANCE COMPANY
                                                                    (Landlord)


                              Per: /s/ Philip Gunn
                                  --------------------------------------------
                                   Philip Gunn
                                   Manager of Finance
                                   Authorized Signature


                              Per: /s/ M.E. Snell
                                  --------------------------------------------
                                   M.E. SNELL
                                   DIRECTOR, LEASING
                                   Authorized Signature

                              LOYALTY MANAGEMENT GROUP CANADA INC.
                             --------------------------------------------------
                                                                      (Tenant)


                              Per: /s/ [Illegible]
                                  --------------------------------------------
                                                          Authorized Signature


                              Per: /s/ [Illegible]
                                  --------------------------------------------
                                                          Authorized Signature

                              I/We have authority to bind the corporation

                                  SCHEDULE "B-4"

           FLOOR PLAN SHOWING THE SPECIAL REFUSAL PREMISES CROSSHATCHED.


[Floor Plan]